                                                              September 30, 1999

[GRAPHIC]
                                                                Evergreen Select


                              Fixed Income Funds


                                                                   Annual Report


                                                       [LOGO OF EVERGREEN FUNDS]

                               TABLE OF CONTENTS


Letter to Shareholders ....................................................    1

Evergreen Select Adjustable Rate Fund
  Fund at a Glance ........................................................    2
  Portfolio Manager Commentary ............................................    3

Evergreen Select Core Bond Fund
  Fund at a Glance ........................................................    5
  Portfolio Manager Commentary ............................................    6

Evergreen Select Fixed Income Fund
  Fund at a Glance ........................................................    8
  Portfolio Manager Commentary ............................................    9

Evergreen Select Income Plus Fund
  Fund at a Glance ........................................................   11
  Portfolio Manager Commentary ............................................   12

Evergreen Select Intermediate Term Municipal Bond Fund
  Fund at a Glance ........................................................   14
  Portfolio Manager Commentary ............................................   15

Evergreen Select International Bond Fund
  Fund at a Glance ........................................................   17
  Portfolio Manager Commentary ............................................   18

Evergreen Select Limited Duration Fund
  Fund at a Glance ........................................................   21
  Portfolio Manager Commentary ............................................   22

Evergreen Select Total Return Bond Fund
  Fund at a Glance ........................................................   24
  Portfolio Manager Commentary ............................................   25

Financial Highlights
  Evergreen Select Adjustable Rate Fund ...................................   28
  Evergreen Select Core Bond Fund .........................................   29
  Evergreen Select Fixed Income Fund ......................................   30
  Evergreen Select Income Plus Fund .......................................   31
  Evergreen Select Intermediate Term
    Municipal Bond Fund ...................................................   32
  Evergreen Select International
    Bond Fund .............................................................   33
  Evergreen Select Limited Duration Fund ..................................   34
  Evergreen Select
    Total Return Bond Fund ................................................   35

Schedule of Investments
  Evergreen Select Adjustable Rate Fund ...................................   36
  Evergreen Select Core Bond Fund .........................................   38
  Evergreen Select Fixed Income Fund ......................................   42
  Evergreen Select Income Plus Fund .......................................   46
  Evergreen Select Intermediate Term Municipal Bond Fund ..................   51
  Evergreen Select International Bond Fund ................................   57
  Evergreen Select Limited Duration Fund ..................................   59
  Evergreen Select
    Total Return Bond Fund ................................................   63

Statements of Assets and Liabilities ......................................   67

Statements of Operations ..................................................   69

Statements of Changes in Net Assets .......................................   72

Combined Notes to Financial Statements ....................................   77

Independent Auditors' Report ..............................................   89

Additional Information (Unaudited) ........................................   90


                                EVERGREEN FUNDS


Evergreen Funds is one of the nation's fastest growing investment companies with approximately $70 billion in asssets under management.

With over 80 mutual funds to choose among and acclaimed service and operations capabilities, investors enjoy a broad range of quality investment products and services designed to meet their needs.

The Evergreen Funds employ intensive, research-driven investment strategies executed by over 90 research analysts and portfolio managers. The fund company remains dedicated to meeting the needs of investors and their advisors in a global economy. Look to the Evergreen Funds to provide a distinctive level of service and excellence in investment management.


     This annual report must be preceded or accompanied by a prospectus of an Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.


  Mutual Funds:   NOT FDIC INSURED    May lose value . not bank guaranteed


                          Evergreen Distributor, Inc.
     Evergreen(SM) is a Service Mark of Evergreen Investment Services, Inc.

                            Letter to Shareholders
                            ----------------------
                                 November 1999

Dear Evergreen Shareholders,

We are pleased to provide the Evergreen Select Fixed Income Funds annual report, which covers the twelve-month period ended September 30, 1999.


                                    [PHOTO]
                                William M. Ennis

                                    [PHOTO]
                                David C. Francis


Uncertainty over Interest Rates Influences the Markets

It has been a difficult environment over the last twelve months for fixed-income investors. After the Federal Reserve Board lowered interest rates three times in 1998 in an attempt to insulate the U.S. economy from global economic turmoil, it reversed course halfway through 1999 and raised interest rates twice during the fiscal period because of concerns about an overheated U.S. economy. Amidst the volatility, the yield on the bellwether 30-year Treasury bond rose from a low of 4.72% in October of 1998 to 6.05% by September 30, 1999, the end of the fiscal period.

The Federal Reserve Bank's "tightening bias" leads many to anticipate further interest rate increases in order to stem even the slightest inflationary pressure. We believe that the economy is still fundamentally strong, and that inflation will stay contained, producing only moderate upward pressure on interest rates. We believe bonds are relatively attractive over the long term compared to other asset classes, particularly because "real" interest rates are high by historical standards.

Evergreen Funds is Ready for the Year 2000/1/

We have been addressing the Year 2000 challenge since February of 1996 and have committed the time, resources and people necessary to prepare for any ramifications from the millennium bug. Today, we are confident that our preparations will enable us to continue to deliver the high-quality Evergreen products and services on which our shareholders rely. In addition, Evergreen portfolio managers have placed great emphasis on monitoring portfolios for Y2K readiness.

We believe that sound investing is about taking steps to meet your long-term financial needs and goals. We remind you to take advantage of your financial advisor's expertise to develop and refine a financial plan that will enable you to meet your objectives. Evergreen Funds offers a broad mix of stock, bond and money market funds that should make it simple for you to choose the most appropriate for your portfolio.

We would like to thank you for your continued investment in Evergreen Funds.

Sincerely,

/s/ WILLIAM M. ENNIS
William M. Ennis
President and CEO
Evergreen Investment Company, Inc.

/s/ DAVID C. FRANCIS
David C. Francis, C.F.A.
Managing Director
Chief Investment Officer
First Union National Bank
First Capital Group

/1/The information above constitutes Year 2000 readiness disclosure.

                                   EVERGREEN
                          Select Adjustable Rate Fund
                   Fund at a Glance as of September 30, 1999


                               PORTFOLIO PROFILE

                                   Philosophy

Evergreen Select Adjustable Rate Fund seeks a high level of current income consistent with low volatility of principal.


                                    Process

Portfolio management emphasizes non-convertible, one-year CMT-indexed ARMS to achieve coupon sensitivity to changing interest rates. A series of laddered maturities help to ensure a gradual response to changing interest rates.


                                   Benchmark

                             6-month Treasury Bill



                            PERFORMANCE AND RETURNS/1/

Portfolio Inception Date: 10/1/1991                       Class I    Class IS
Class Inception Date                                     10/1/1991   5/23/1994
Average Annual Returns
1 year                                                     4.98%       4.73%
3 years                                                    6.02%       5.76%
5 years                                                    6.36%       6.31%
Since Portfolio Inception                                  5.50%       5.42%
30-day SEC Yield                                           5.72%       5.44%
12-month income dividends per share                       $0.59       $0.56



                                LONG TERM GROWTH


                                    [CHART]

               Consumer Price                             Evergreen Select
                 Index - US         6 Month T-Bill           Adj Rate I

31-Oct-91        1,000,000             1,000,000             1,000,000
30-Sep-92        1,028,384             1,036,120             1,045,304
30-Sep-93        1,056,048             1,068,073             1,103,112
30-Sep-94        1,087,337             1,107,585             1,118,836
30-Sep-95        1,115,001             1,170,600             1,195,658
30-Sep-96        1,148,480             1,232,957             1,277,701
30-Sep-97        1,173,225             1,297,626             1,374,335
30-Sep-98        1,190,693             1,365,342             1,450,406
30-Sep-99        1,219,077             1,428,629             1,522,677

Comparison of a $1,000,000 investment in Evergreen Select Adjustable Rate Fund, Class I shares/1/, versus a similar investment in the 6-month Treasury Bill (6 mo. T-Bill), and the Consumer Price Index (CPI).

The 6-month Treasury Bill does not include transaction costs associated with buying and selling securities nor any management fees. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.



/1/ Past performance is no guarantee of future results. The performance of each class may vary based on differences in loads and fees paid by the shareholders investing in each class. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. Historical performance shown for Class IS prior to its inception is based on the performance of Class I and has not been adjusted to reflect the effect of the 0.25% 12b-1 fee applicable to Class IS. Class I pays no 12b-1 fee. If these fees had been reflected, returns would have been lower.

                                   EVERGREEN
                          Select Adjustable Rate Fund
                         Portfolio Manager Commentary


Portfolio Management


                                    [PHOTO]
                                  Gary Pzegeo


Performance

For the twelve-month period ended September 30, 1999, the Evergreen Select Adjustable Rate Fund produced strong performance. The Fund's Class I Shares returned 4.98% outperforming the 3.49% average return generated by the Fund's benchmark, the 6-month T-Bill for the period ended September 30, 1999. The return on the Fund's Class I shares was higher than the returns on 92% of the funds in the Lipper Adjustable Rate Mortgage category, and the return on the Fund's Class IS Shares was higher than the returns on 83% of the funds listed in the Lipper Adjustable Rate Mortgage category. Select Adjustable Rate Fund also ranked Number 3 out of 25 funds for Class I Shares in the Morningstar Short-Term Government Fund category for the twelve-month period ended September 30, 1999. Lipper, Inc. and Morningstar, Inc. are independent monitors of mutual fund performance.

We attribute the Fund's strong performance to maintaining a high quality portfolio composed of Treasury and agency securities and to our strategy of preserving income by emphasizing seasoned, conventional, one-year constant maturity Treasury ARMs. As interest rates rose during the twelve months, the one-year ARMs in the portfolio provided a steady stream of income to the Fund.



                                   Portfolio
                                Characteristics
                                ---------------

Total Net Assets                                                   $56,232,431
Average Credit Quality                                                     AAA
Effective Maturity                                                   4.8 years
Average Duration                                                     1.1 years

Environment

The investment environment changed significantly during the twelve months. At the beginning of the period, interest rates were relatively low, as U.S. fixed-income markets continued to be affected by the economic and financial crises that had occurred in Asia, Latin America and Russia. Concerns that turmoil overseas would significantly slow the U.S. economy prompted the Federal Reserve Board to make three 0.25% interest-rate cuts between September and November 1998. The Federal Reserve's action of lowering interest rates made it attractive for property owners to refinance or prepay their mortgages, and this resulted in lower than anticipated returns for mortgage-backed securities, such as adjustable-rate mortgages.

As the year progressed, however, concerns about a slowdown in the U.S. economy dissipated. Economic growth remained strong throughout the period, giving way to concerns about accelerating inflation. While inflation remained at a relatively low level, the Federal Reserve Board took a pre-emptive stance against inflation and raised interest rates 0.25% in June and August 1999. Higher interest rates were positive for the Fund, because as rates rose, mortgage refinancing and prepayment activity declined. In addition, as interest rates reset on the ARMs in the portfolio, they did so at higher rates, producing added income for the Fund.

                                   EVERGREEN
                          Select Adjustable Rate Fund
                         Portfolio Manager Commentary


                             PORTFOLIO COMPOSITION
                        (based on 9/30/1999 net assets)

[PIE CHART]

 . ARMS -- 73.3%
 . U.S. Treasuries/Government Agency Notes/Bonds -- 13.2%
 . Fixed-rate Mortgage-Backed Securities -- 7.0%
 . Repurchase Agreements -- 6.3%
 . Other Assets and Liabilities, net -- 0.2%

Strategy

During the twelve-month period, we kept the asset allocation in the Fund relatively steady. In September 1998, ARMs accounted for about 76% of assets, and in September 1999 they composed about 73% of the Fund. Most of that decline came from one-year, conventional, constant maturity Treasury ARMs. Rising interest rates affected the ARMs market in a couple of ways. First, they slowed the market. As a result, home buying decelerated and fewer mortgages were securitized by banks. This caused a decline in the supply of ARMs. At the same time, there was constant prepayment activity. Prepayment activity slows when interest rates rise, but it still goes on at a fairly steady pace. Even though prepayments have dropped quite a bit from late 1998, they are still running at a rate that is gradually reducing the Fund's existing holdings.

The fixed-rate position in the portfolio increased slightly as we invested new money and the cash we received from ARMs prepayments. As yields rose, fixed-rate securities became more attractively priced. At the end of the period, fixed-rate securities, which included Treasury, government agency and mortgage-backed securities, accounted for 20.2% of Fund assets.

We also increased the Fund's allocation to hybrid mortgages by about 2.5%. A relatively large portion of new mortgages are hybrids. As a result, there was ample supply and prices were attractive. With a hybrid mortgage, the interest rate is fixed for a number of years before converting to an adjustable-rate mortgage. For example with a 3/1 hybrid mortgage, the interest rate would be fixed for three years, and at the end of that period the mortgage would convert to a one year adjustable-rate mortgage. Hybrid mortgages benefit the Fund, because they provide a predictable and attractive amount of income for a certain period of time.

Outlook

Weakness in the housing and consumer sectors of the economy may indicate a deceleration in economic growth. If this is the case, we believe the Fed may not have to raise rates much further to keep the economy on a sustainable low inflation pace of growth. Going forward, we believe the fixed-income markets will most likely trade in a range of about 6.00% to 6.50% for the 30-year Treasury bond and that range should continue to slow the economy. When rates are at the lower end of the range, we intend to seek constant maturity Treasury ARMs for the portfolio. As rates move to the higher end of the range, we anticipate increasing the Fund's fixed-rate and hybrid positions.

                                   EVERGREEN
                             Select Core Bond Fund
                   Fund at a Glance as of September 30, 1999


                               PORTFOLIO PROFILE

                                   Philosophy

The Evergreen Select Core Bond Fund is designed to maximize total return by focusing on current income and identifying opportunities to capture capital gains. The portfolio maintains a bias toward corporate and mortgage securities in order to capture higher levels of income.


                                    Process

The portfolio managers seek to enhance performance, while pursuing a controlled risk approach, by actively managing three specific characteristics within the portfolio: duration, sector allocation, and security selection. The managers use both quantitative tools and fundamental research in order to determine an appropriate duration strategy as well as enhance the sector allocation and security selection processes.


                                   Benchmark

Lehman Brothers Aggregate Bond Index
Lehman Brothers Government/Corporate Bond Index



                            PERFORMANCE AND RETURNS/1/

Portfolio Inception Date: 12/13/1990                  Class I        Class IS
Class Inception Date                                 12/13/1990      10/2/1997
Average Annual Returns
Six month                                               0.00%          -0.17%
1 year                                                  0.07%          -0.18%
3 years                                                 7.05%           6.91%
5 years                                                 8.06%           7.97%
Since Portfolio Inception                               7.41%           7.36%
30-day SEC Yield                                        6.33%           6.07%
6-month income dividends per share                     $0.30           $0.28
6-month capital gain distributions per share           $0.01           $0.01



                                LONG TERM GROWTH

                                    [CHART]


                                                              Lehman Brothers
            Consumer Price      LB       Evergreen Select   Government Corporate
              Index - US     Aggregate      Core Bond I         Bond Index

31-Dec-90     1,000,000      1,000,000       1,000,000           1,000,000
30-Sep-91     1,025,419      1,104,000       1,081,859           1,102,429
30-Sep-92     1,056,054      1,242,600       1,203,679           1,248,314
30-Sep-93     1,084,463      1,366,600       1,308,760           1,391,178
30-Sep-94     1,116,593      1,322,500       1,271,883           1,333,541
30-Sep-95     1,145,001      1,508,400       1,450,640           1,524,953
30-Sep-96     1,179,381      1,582,400       1,527,135           1,593,615
30-Sep-97     1,204,792      1,736,500       1,681,276           1,746,424
30-Sep-98     1,222,730      1,935,900       1,874,752           1,971,143
30-Sep-99     1,251,878      1,928,800       1,876,829           1,938,834

Comparison of a $1,000,000 investment in Evergreen Select Core Bond Fund, Class I shares(1), versus a similar investment in the Lehman Brothers Aggregate Bond Index (LBABI), the Lehman Brothers Government/Corporate Bond Index (LBGCBI) and the Consumer Price Index (CPI).

The LBABI and LBGCBI are unmanaged market indices which do not include transaction costs associated with buying and selling securities nor any management fees. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

/1/ Past performance is no guarantee of future results. The performance of each class may vary based on differences in fees paid by the shareholders investing in each class. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost.

Historical performance shown for Class I Shares is based on the performance of the Class I Shares of the Fund's predecessor fund, Tattersall Bond Fund.

Historical performance shown for Class IS Shares is based on (1) the performance of the Class IS Shares of the Fund's predecessor fund, Tattersall Bond Fund, since 10/2/1997 and (2) the Class I Shares of Tattersall Bond Fund from 12/13/1990 to 10/2/1997 which have not been adjusted to reflect the 0.25% 12b-1 fee paid by Class IS. Class I Shares do not pay a 12b-1. If these fees had been reflected, returns would have been lower.

                                   EVERGREEN
                             Select Core Bond Fund
                         Portfolio Manager Commentary


                              Portfolio Management


                          [PHOTO OF FRED TATTERSALL]

                                Fred Tattersall
                                  Team Leader

Performance

Evergreen Select Core Bond Fund's Class I shares returned 0.07% for the twelve-month period ended September 30, 1999. The Lehman Brothers Aggregate Bond Index lost -0.37% and the Lehman Brothers Government Corporate Bond Index lost -1.75% during the same period.


                                   Portfolio
                                Characteristics
                                ---------------

Total Net Assets                                                 $1,048,524,629
Average Credit Quality                                                      AAA
Effective Maturity                                                    9.0 years
Average Duration                                                      5.0 years



Changing Conditions Produce Challenge and Opportunity

The past twelve months were difficult for bond investors, as interest rates rose across the yield curve between 0.50% and 1.50%. As the fiscal year began, the global financial markets were beginning to recover from a turbulent summer, during which Russia effectively defaulted on its debt and the largest hedge fund in the United States bordered on bankruptcy. The situation prompted global investors to seek the safety, quality and liquidity of the U.S. Treasury market. This unusually strong demand for Treasury securities drove yields to decade lows and pushed up bond prices. To enhance liquidity and stimulate sagging world economies, the Federal Reserve Board and world central bankers lowered interest rates during the fourth quarter of 1998.

Entering 1999, many investors believed that weak global demand would dampen the U.S. economy in the coming year. Growth remained robust, however, and international economies recovered faster and more heartily than many investors anticipated. Concerned that inflation pressures of an overheated economy would prompt the Federal Reserve to become restrictive, investors drove up interest rates. The Federal Reserve followed through in the summer by raising short-term rates in a preemptive move against the threat of rising inflation.

These volatile market conditions created sector opportunities for bond investors, however. In the aftermath of the "flight-to-quality" trades, the yield advantage provided by mortgage-backed securities and corporate bonds versus Treasuries rose to extremely attractive levels. By the end of the first quarter of 1999, much of this attractiveness had been realized, as economies and financial markets showed signs of improvement. During the last half of the fiscal year, yield advantages of sectors increased again to Treasuries in reaction to heavy new issue supply and Y2K-induced liquidity fears. During September, investors began to believe that both these concerns were only temporary and bid up the prices of mortgage-backed securities and corporate bonds relative to Treasuries. As the fiscal year ended, sectors still remained attractive relative to historical standards.


                             PORTFOLIO COMPOSITION
                        (based on 9/30/1999 net assets)

                                    [CHART]


Mortgage-Backed Securities -- 45.2%
Corporate Notes/Bonds -- 34.0%
Other Assets and Liabilities, net -- 8.0%
Treasury Notes/Bonds -- 7.0%
Asset-Backed -- 4.5%
Government Agency Notes/Bonds -- 1.1%
Foreign Bonds -- 0.2%

                                   EVERGREEN
                             Select Core Bond Fund
                         Portfolio Manager Commentary


Strategy

Sector allocation had the greatest effect on the Fund's performance, during the period. In the first half of the fiscal year, the Fund was positioned for a rebound in investment grade corporate bonds by being overweighted in the sector relative to the Lehman Brothers Aggregate Bond Index. During the second half, our overweighted position in mortgages relative to the Index contributed to the Fund's outperformance.

As of September 30, 1999, approximately 45% of the Fund's net assets were invested in mortgage-backed securities, up from 39% one year ago, and 38% at the end of March. Also as of September 30, 1999, the Fund held a 36% position in corporate bonds. As a result, the Fund's holdings in U.S. Treasuries were reduced to 8% at the end of this fiscal period from 13% a year ago and 16% six months ago. In the mortgage sector, we focused on "AAA"-rated, commercial, mortgage-backed securities, which provided yields that were approximately 1.50% higher than those of comparable U.S. Treasuries. We also selected corporate bonds with long durations, which increased the Fund's potential for outperformance. We believe that high quality, well known names represented better risk-adjusted value than lower quality credits.


                               PORTFOLIO QUALITY
                     (based on 9/30/1999 portfolio assets)

                                    [CHART]

AAA -- 66.0%
A -- 17.0%
BAA -- 10.0%
AA -- 7.0%


Outlook

We are optimistic about bonds, heading forward. The economy appears to be healthy, and we believe inflation will stay well-contained, rising approximately 2% on an annualized basis. In this environment, we anticipate only modest upward pressure on interest rates, keeping the yield on the 30-year U.S. Treasury within a range of 5% to 6%.

We also believe that bonds are attractive relative to other asset classes and have the potential to generate solid total returns in the months ahead. The current level of yields on mortgage-backed securities and corporate bonds presents the opportunity for price appreciation in addition to the ability to earn a generous income stream. Further, "real" interest rates, the rates earned by investors in excess of inflation, are high. The combination certainly enhances the value of bonds and should improve their potential for outperformance.

                                   EVERGREEN
                            Select Fixed Income Fund
                   Fund at a Glance as of September 30, 1999


                               PORTFOLIO PROFILE

                                   Philosophy

The Evergreen Select Fixed Income Fund seeks to increase total return by focusing on current income and identifying opportunities to capture capital gains. The portfolio maintains a bias toward corporate and mortgage securities in order to capture higher levels of income.

                                    Process

The Fund's portfolio manager seeks to enhance performance, while controlling risk, by actively managing three specific characteristics within the portfolio: duration, sector allocation and security selection. The manager utilizes both quantitative tools and fundamental research to determine an appropriate duration strategy as well as to enhance the sector allocation and security selection processes.

                                   Benchmark

            Lehman Brothers Intermediate Government/Corporate Index



                            PERFORMANCE AND RETURNS/1/

Portfolio Inception Date: 3/31/1977                   Class I        Class IS
Class Inception Date                                11/24/1997       3/9/1998
Average Annual Returns
1 year                                                 0.84%           0.59%
3 years                                                5.77%           5.49%
5 years                                                6.51%           6.23%
10 years                                               7.05%           6.78%
Since Portfolio Inception                              8.13%           7.86%
30-day SEC Yield                                       7.61%           7.34%
12-month income dividends per share                   $0.35           $0.33



                                LONG TERM GROWTH


                                    [CHART]


              Lehman Brothers       Consumer Price        Evergreen Select
              Interm Govt/Corp        Index - US          Fixed Income; I

30-Sep-89        1,000,000            1,000,000              1,000,000
30-Sep-90        1,083,924            1,061,600              1,092,845
30-Sep-91        1,234,088            1,097,600              1,236,482
30-Sep-92        1,391,081            1,130,392              1,376,500
30-Sep-93        1,505,441            1,160,800              1,485,208
30-Sep-94        1,480,519            1,195,192              1,449,091
30-Sep-95        1,647,633            1,225,600              1,600,891
30-Sep-96        1,732,187            1,262,400              1,681,793
30-Sep-97        1,874,164            1,289,600              1,808,854
30-Sep-98        2,069,551            1,308,800              1,975,928
30-Sep-99        2,082,628            1,340,000              1,992,973

Comparison of a $1,000,000 investment in Evergreen Select Fixed Income Fund, Class I shares(1), versus a similar investment in the Lehman Brothers Intermediate Government/Corporate Bond Index (LBIGCBI), and the Consumer Price Index (CPI).

The LBIGCBI is an unmanaged market index which does not include transaction costs associated with buying and selling securities nor any management fees. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

1Past performance is no guarantee of future results. The performance of each class may vary based on differences in fees paid by the shareholders investing in each class. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost.

Historical performance shown for Class IS from 11/24/1997 to its inception is based on the performance of Class I and has not been adjusted to reflect the effect of the 0.25% 12b-1 fee applicable to Class IS. Class I pays no 12b-1 fee. If these fees had been reflected, returns would have been lower. Prior to 11/24/1997, the returns for Classes I and IS are based on the Fund's predecessor common trust fund's (CTF) performance, adjusted for estimated mutual fund expenses. The CTF was not registered under the 1940 Act and was not subject to certain investment restrictions. If the CTF had been registered, it's performance might have been adversely affected. Performance for the CTF has been adjusted to include the effect of estimated mutual fund class gross expense ratios at the time the Fund was converted to a mutual fund. If fee waivers and expense reimbursements had been calculated into the mutual fund class expense ratio, the total returns would be as follows: Class I--3 year = 5.81%, 5 year = 6.58%, 10 year = 7.14% and since 3/31/1977 = 8.23%; Class IS--3 year = 5.53%, 5 year = 6.30%, 10 year = 6.86% and since 3/31/1977 = 7.96%.

                                   EVERGREEN
                            Select Fixed Income Fund

                         Portfolio Manager Commentary


Portfolio Management Team



[PHOTO OF ROLLIN C. WILLIAMS]                      [PHOTO OF L. ROBERT CHESHIRE]

  Rollin C. Williams, CFA                                 L. Robert Cheshire


                           [PHOTO OF THOMAS L.ELLIS]

                                 Thomas L.Ellis

Performance

For the twelve-month period ended September 30, 1999, the Evergreen Select Fixed Income Fund Class I Shares posted a 0.84% total return, outpacing the 0.63% return of its benchmark, the Lehman Brothers Intermediate Government/Corporate Bond Index. Strong performance can be attributed to the portfolio's neutral-to-short duration stance as well as to favorable sector weightings throughout the period.


                                   Portfolio
                                Characteristics
                                ---------------

Total Net Assets                                                 $602,517,442
Average Credit Quality                                                     AA
Effective Maturity                                                  4.6 years
Average Duration                                                    3.4 years

Environment

Fixed-income investors experienced a bumpy ride during the past twelve months. During the first half of the fiscal year, the Federal Reserve Board lowered interest rates three times in an effort to insulate the U.S. economy from global economic turmoil. The Federal Reserve Board then reversed course in the face of low unemployment and increasingly strong consumer spending levels which hinted at an inflationary flare-up, and increased interest rates twice in just over three months: on June 30 and again on August 24. Amid this backdrop, interest rates climbed steadily higher as the yield on the bellwether 30-year Treasury Bond rose from its low of 4.72% on October 5 to close at 6.05% on September 30.


                               PORTFOLIO QUALITY
                     (based on 9/30/1999 portfolio assets)

U.S. Government
Agency -- 24.3%
U.S. Government -- 23.3%
A -- 18.8%
AAA -- 13.4%
BAA -- 11.0%
AA -- 8.1%
BA -- 1.1%

                                   EVERGREEN
                            Select Fixed Income Fund

                         Portfolio Manager Commentary


Strategy

The portfolio's duration strategy had an extremely positive impact on performance and was a primary factor in outperforming the benchmark. We reduced duration steadily during the period and average duration--starting at 3.7 years, was reduced to 3.6 years by March 31 and closed at 3.4 years on September 30, 1999. This strategy of reducing duration and maintaining a neutral-to-short stance positively impacted performance as rates edged higher throughout virtually the entire period.

Strategic over-weightings in the "spread" sectors--corporates and mortgages--also positively impacted total return, especially in the final half of the period. The portfolio's increased weighting of mortgages, from 13.6% to 30.8% during the final three months of the period, had a particularly positive impact on performance in the waning months as this sector outpaced government securities and, to a lesser extent, corporate bonds.




                             PORTFOLIO COMPOSITION
                     (based on 9/30/1999 portfolio assets)

                                    [CHART]



Mortgage-Backed Securities -- 22.0%
Corporate Notes/Bonds -- 19.2%
Commercial Paper(1) -- 19.0%
Treasury Notes/Bonds -- 18.3%
Asset-Backed Securities -- 7.7%
Government Agency Notes/Bonds -- 7.5%
Foreign Bonds -- 3.6%
Repurchase Agreements -- 2.3%
Municipal Bonds -- 0.4%


1Represents collateral received for securities on loan.


Outlook

Going forward, the portfolio will likely maintain a neutral-to-shorter duration stance in anticipation of rising interest rates in the near term. We feel that the historically low unemployment rate and strong consumer spending will continue to nudge inflation higher and likely prompt the Fed to increase rates at least one more time in the near term. Looking further down the road, however, favorable market fundamentals such as globalization of economies and low worldwide inflation bode well for a strong investing backdrop and a low interest rate environment over the long term.

                                   EVERGREEN
                            Select Income Plus Fund
                   Fund at a Glance as of September 30, 1999


                               PORTFOLIO PROFILE

                                   Philosophy

The Evergreen Select Income Plus Fund seeks to increase total return by pursuing a high level of current income and a potential for capital appreciation. The portfolio managers seek to achieve the Fund's objective by actively managing portfolio duration for capital gain opportunities.


                                    Process

The portfolio managers complement fundamental research with quantitative tools which identify undervalued or over-looked fixed income securities with potential for appreciation. In an effort to achieve a high level of current income, the Fund emphasizes corporate and mortgage-backed securities.


                                   Benchmark

                Lehman Brothers Government/Corporate Bond Index



                            PERFORMANCE AND RETURNS/1/

Portfolio Inception Date: 8/31/1988                     Class I        Class IS
Class Inception Date                                  11/24/1997       3/2/1998
Average Annual Returns
1 year                                                  -2.13%          -2.36%
3 years                                                  5.93%           5.73%
5 years                                                  7.02%           6.84%
10 years                                                 7.23%           7.06%
Since Portfolio Inception                                7.48%           7.31%
30-day SEC Yield                                         6.42%           6.19%
12-month income dividends per share                     $0.33           $0.32
12-month capital gain distributions per share           $0.05           $0.05



                                LONG TERM GROWTH

             Lehman Brothers       Consumer Price        Evergreen Select
                Govt/Corp            Index - US           Income Plus; I

30-Sep-89       1,000,000            1,000,000               1,000,000
30-Sep-90       1,067,545            1,061,600               1,061,462
30-Sep-91       1,236,834            1,097,600               1,224,301
30-Sep-92       1,400,505            1,130,392               1,358,034
30-Sep-93       1,560,787            1,160,800               1,510,169
30-Sep-94       1,496,123            1,195,192               1,437,484
30-Sep-95       1,710,871            1,225,600               1,639,963
30-Sep-96       1,787,905            1,262,400               1,700,976
30-Sep-97       1,959,343            1,289,600               1,860,018
30-Sep-98       2,211,460            1,308,800               2,067,783
30-Sep-99       2,175,212            1,340,000               2,025,078

Comparison of a $1,000,000 investment in Evergreen Select Income Plus Fund Class I shares/1/, versus a similar investment in the Lehman Brothers
Government/Corporate Bond Index (LBGCBI), and the Consumer Price Index (CPI).

The LBGCBI is an unmanaged market index which does not include transaction costs associated with buying or selling securities nor any management fees. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

/1/ Past performance is no guarantee of future results. The performance of each class may vary based on differences in fees paid by the shareholders investing in each class. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost.

Historical performance shown for Class IS from 11/24/1997 to its inception is based on the performance of Class I and has not been adjusted to reflect the effect of the 0.25% 12b-1 fee applicable to Class IS. Class I pays no 12b-1 fee. If these fees had been reflected, returns would have been lower. Prior to 11/24/1997, the returns for Classes I and IS are based on the Fund's predecessor common trust fund's (CTF) performance, adjusted for estimated mutual fund expenses. The CTF was not registered under the 1940 Act and was not subject to certain investment restrictions. If the CTF had been registered, it's performance might have been adversely affected. Performance for the CTF has been adjusted to include the effect of estimated mutual fund class gross expense ratios at the time the Fund was converted to a mutual fund. If fee waivers and expense reimbursements had been calculated into the mutual fund class expense ratio, the total returns would be as follows: Class I--3 year = 5.97%, 5 year = 7.09%, 10 year = 7.31% and since 8/31/1988 = 7.57%; Class IS--3 year = 5.73%, 5 year = 6.84%, 10 year = 7.06% and since 8/31/1988 = 7.31%.

                                   EVERGREEN
                            Select Income Plus Fund
                         Portfolio Manager Commentary

Portfolio Management


                                    [PHOTO]
                                J.P. Weaver, CFA



Performance

For the twelve-month period ended September 30, 1999, the Evergreen Select Income Plus Bond Fund Class I Shares posted a -2.13% total return, trailing the -1.62% return of its benchmark, the Lehman Brothers Government/Corporate Bond Index. Most of the Fund's under-performance can be attributed to a slightly longer duration stance during much of the period that penalized returns in light of steadily increasing interest rates.



                                   Portfolio
                                Characteristics
                                ---------------

Total Net Assets                                                 $1,805,079,909
Average Credit Quality                                                       AA
Effective Maturity                                                   10.1 years
Average Duration                                                      5.7 years



Environment

Most fixed income investors experienced negative returns during the fiscal year, as bond prices declined in response to sharply higher interest rates. As the period progressed, powerful consumer spending levels and low unemployment rates hinted at an inflationary flare-up which ultimately resulted in rising interest rates.

In an effort to contain inflation before it infected the U.S. economy, the Federal Reserve Board lowered the Fed Funds rate twice during the final three months of 1998. Amid this backdrop, the yield on the bellwether 30-year Treasury Bond rose from its low of 4.72% on October 5 to close at 6.05% on September 30.



                               PORTFOLIO QUALITY
                     (based on 9/30/1999 portfolio assets)

[PIE CHART]

AAA -- 54.7%
A -- 19.0%
BAA -- 14.8%
AA -- 8.2%
BA -- 3.3%

                                   EVERGREEN
                            Select Income Plus Fund
                         Portfolio Manager Commentary


Strategy

The Fund's "income plus" strategy dictates we maintain a strong weighting in yield-oriented issues such as corporate bonds and mortgage-backed securities. As of September 30, over half of the Fund's assets were invested in these two sectors.

Although this exposure to corporates and mortgages hurt performance in the opening months and again in July, these areas performed well for the majority of the fiscal year and had a positive impact on performance. Near the end of the period, our analysis determined attractive valuations and opportunities within the corporate bond market, so the portfolio was composed of 32.7% corporate bonds/notes by the end of the period.

The portfolio's duration remained slightly longer than the benchmark for most of the fiscal year, a stance which penalized performance as interest rates rose steadily. Duration, however, was reduced from 6.0 years to 5.7 years during the final half of the period.



                             PORTFOLIO COMPOSITION
                        (based on 9/30/1999 net assets)


[PIE CHART]

Corporate Notes/Bonds -- 32.7%
Treasury Notes/Bonds -- 29.3%
Government Agency Notes/Bonds -- 18.1%
Foreign Bonds -- 7.0%
Asset-Backed Securities -- 5.2%
Other Assets and Liabilities, net -- 4.1%
Mortgage-Backed Securities -- 3.4%
Preferred Stock -- 0.2%



Outlook

Interest rates have risen this year as economic growth has remained robust and global economies have recovered. This has raised the prospects for a reversal of the favorable trends we have experienced recently in core inflation. We believe interest rates now better reflect the economy's underlying risks and, as such, expect rates to remain in a fairly narrow band during the fourth quarter.

Investors remain chastened by last year's Long Term Capital Management hedge fund and Russian default debacles, and securities dealers have sharply reduced their risk appetites. This has negatively affected bond market liquidity. Still, historically wide yield spreads should benefit investors in the fixed-income spread sectors during the coming three to six months as liquidity slowly improves.

                                   EVERGREEN
                  Select Intermediate Term Municipal Bond Fund
                   Fund at a Glance as of September 30, 1999


                               PORTFOLIO PROFILE

                                   Philosophy

The Evergreen Select Intermediate Term Municipal Bond Fund seeks the highest possible current income, exempt from federal income taxes, consistent with the Fund's maturity and preservation of capital/1/. The Fund provides stable, non-taxable income flows at competitive rates by primarily investing in tax-free bonds.


                                    Process

The portfolio manager utilizes both quantitative tools and hands-on, fundamental research to identify attractive tax-exempt investment opportunities. In order to increase total return, the Fund may also lend portfolio securities and enter into repurchase and reverse repurchase agreements.


                                   Benchmark

                  Lehman Brothers Municipal 7-Year Bond Index


                            PERFORMANCE AND RETURNS/2/

Portfolio Inception Date: 1/31/1984                     Class I        Class IS
ClassInception Date                                    11/24/1997      3/2/1998
Average Annual Returns
1 year                                                   -3.00%         -3.24%
3 years                                                   4.31%          4.07%
5 years                                                   5.07%          4.82%
10 years                                                  5.78%          5.52%
Since Portfolio Inception                                 6.72%          6.46%
30-day SEC Yield                                          5.08%          4.83%
Tax Equivalent Yield*                                     8.41%          8.00%
12-month income dividends per share                      $2.97          $2.81
12-month capital gain distributions per share            $0.89          $0.89

* Assumes maximum 39.6% federal tax rate. Results for investors subject to lower tax rates would not be as advantageous.



                                LONG TERM GROWTH

               Consumer Price      Lehman Brothers        Evergreen Select
                 Index - US           Munis 7-Yr         Int. Muni; I Shares

30-Sep-89        1,000,000            1,000,000              1,000,000
30-Sep-90        1,061,600            1,071,618              1,062,143
30-Sep-91        1,097,600            1,202,796              1,167,148
30-Sep-92        1,130,392            1,320,670              1,261,788
30-Sep-93        1,160,800            1,465,081              1,388,185
30-Sep-94        1,195,192            1,455,638              1,376,765
30-Sep-95        1,225,600            1,605,259              1,488,236
30-Sep-96        1,262,400            1,676,430              1,556,829
30-Sep-97        1,289,600            1,809,875              1,679,183
30-Sep-98        1,308,800            1,952,233              1,824,050
30-Sep-99        1,340,000            1,964,212              1,769,129

Comparison of a $1,000,000 investment in Evergreen Select Intermediate Term Municipal Bond Fund, Class I shares2, versus a similar investment in the Lehman Brothers Municipal Bond 7-Year Index (LBMB7YI**), and the Consumer Price Index (CPI).

The LBMB7YI is an unmanaged market index which does not include transaction costs associated with buying and selling securities nor any management fees. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

**The Lehman Brothers Municipal Bond 7-Year Index inception date was 1/31/1990. The Lehman Brothers Municipal Bond 10-Year Index was used for the period 8/31/1988 - 1/31/1990.

/1/ Some portion of the Fund's income may be subject to the Federal Alternative Minimum Tax.

/2/ Past performance is no guarantee of future results. The performance of each class may vary based on differences in fees paid by the shareholders investing in each class. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost.

Historical performance shown for Class IS from 11/24/1997 to its inception is based on the performance of Class I and has not been adjusted to reflect the effect of the 0.25% 12b-1 fee applicable to Class IS. Class I pays no 12b-1 fee. If these fees had been reflected, returns would have been lower. Prior to 11/24/1997, the returns for Classes I and IS are based on the Fund's predecessor common trust fund's (CTF) performance, adjusted for estimated mutual fund expenses. The CTF was not registered under the 1940 Act and was not subject to certain investment restrictions. If the CTF had been registered, it's performance might have been adversely affected. Performance for the CTF has been adjusted to include the effect of estimated mutual fund class gross expense ratios at the time the Fund was converted to a mutual fund. If fee waivers and expense reimbursements had been calculated into the mutual fund class expense ratio, the total returns would be as follows: Class I--3 year = 4.35%, 5 year = 5.14%, 10 year = 5.87% and since 1/31/1984 = 6.81%; Class IS--3 year = 4.11%, 5 year = 4.89%, 10 year = 5.61% and since 1/31/1984 = 6.55%.

                                   EVERGREEN
                  Select Intermediate Term Municipal Bond Fund
                         Portfolio Manager Commentary


Portfolio Management


                                   [PHOTO]
                               Richard K.Marrone


Performance

For the twelve-month period ended September 30, 1999, the Evergreen Select Intermediate Term Municipal Bond Fund Class I Shares posted a -3.00% total return. This performance trailed the 0.57% return of its benchmark, the Lehman Brothers Municipal Bond 7-year index.



                                   Portfolio
                                Characteristics
                                ---------------

Total Net Assets                                                 $710,336,097
Average Credit Quality                                                     AA
Effective Maturity                                                  8.8 years
Average Duration                                                    6.9 years

Environment

The past twelve months marked a difficult period for most fixed income investors. In the first six months of the period, interest rates rose roughly 1.25% despite the fact that the Federal Reserve Board lowered the Fed Funds rate on three separate occasions early in the period in an effort to insulate the U.S. economy from global economic turmoil. Consequently, rising rates pushed bond prices lower.

The Fed then reversed course and shifted focus to a sizzling U.S. economy, low unemployment and strong consumer spending, raising interest rates twice in a pre-emptive measure against inflation. Overall interest rates rose markedly during the fiscal year as the yield on the bellwether 30-year Treasury Bond rose from its low of 4.72% on October 5, 1998 to close at 6.05% on September 30.



                               PORTFOLIO QUALITY
                     (based on 9/30/1999 portfolio assets)

[PIE CHART]

AAA -- 35.8%
BBB -- 24.0%
A -- 18.6%
AA -- 11.7%
Not Rated -- 7.4%
BB -- 2.5%

                                   EVERGREEN
                  Select Intermediate Term Municipal Bond Fund
                         Portfolio Manager Commentary


Strategy

The Fund's income-oriented investment strategy seeks to maximize shareholders' total return while reducing the portfolio's risk profile. Consistent with this strategy, early in the fiscal period we significantly scaled back the portfolio's weighting of zero-coupon bonds, a type of security with relatively high volatility.

Conversely, we have invested new assets as well as cash reserves in securities that enjoy strong yields. Our yield curve analysis indicates that the greatest value currently lies in bonds with intermediate-range maturities; as a result, we have strengthened this area with selective purchases. From a quality standpoint AA and AAA-rated bonds seem to be most attractively priced, as spreads between high and low-quality municipal bonds remain narrow. Although we acknowledge the attractive valuations among higher-rated issues, we have selectively added some lower-rated issues in order to bolster the Fund's yield.



                             PORTFOLIO COMPOSITION
                        (based on 9/30/1999 net assets)

[PIE CHART]

Hospitals/Nursing Homes/Health Care -- 24.3%
Housing -- 12.8%
Airlines -- 10.7%
General Obligation Notes/Bonds -- 10.3%
Industrial Development -- 10.2%
Escrow -- 6.3%
Education -- 4.6%
Sales Tax -- 4.3%
Transportation -- 3.9%
Mutual Funds Shares and Cash -- 3.5%
Public Facilities -- 3.2%
Other Revenue Bonds -- 2.3%
Utility -- 2.0%
Rental Bonds/Municipal Leases -- 1.6%



Outlook

Looking ahead, we anticipate interest rates to remain in their current range, possibly trending modestly higher as the Federal Reserve Board addresses inflationary pressure within the U.S. Economic data suggest that inflation may be on the rise, and we feel the Fed is likely to act--by raising interest rates--before inflationary pressures inflict any harmful effects on the U.S. economy. Along with our team of municipal credit analysts we will continue to maximize our shareholders' total return utilizing an income-oriented approach that also seeks to reduce price volatility.

                                   EVERGREEN
                         Select International Bond Fund
                   Fund at a Glance as of September 30, 1999


                               PORTFOLIO PROFILE

                                   Philosophy

The Evergreen Select International Bond Fund seeks to capitalize upon the unprecedented opportunities taking place in international capital markets and economies worldwide. The investment management team aims to add yield, provide diversification, control currency risk while adding value, and utilize the low to negative correlation to U.S. asset classes.


                                    Process

The investment process incorporates quantitative tools to manage a massive amount of financial data and to complement the team's fundamental research. A minimum of 80% of the portfolio is invested in investment grade securities of 19 of the world's top economies*. Up to 20% can be invested in below investment grade bonds from those 19 countries, or in emerging market bonds. The team actively uses currency hedging for more efficient risk control.


                                   Benchmark

                        J.P. Morgan Global Government
                             Index excluding U.S.


                            PERFORMANCE AND RETURNS/1/

Portfolio Inception Date: 12/15/1993              Class I        Class IS
Class Inception Date                            12/15/1993      12/15/1993
Average Annual Returns
1 year                                              3.96%          3.74%
3 years                                             5.24%          5.04%
5 years                                             7.34%          7.10%
Since Portfolio Inception                           4.47%          4.23%
30-day SEC Yield                                    3.83%          3.58%
12-month income dividends per share                $0.38          $0.36



                                LONG TERM GROWTH


                                    [CHART]


                JPM Global          Consumer Price           Evergreen Select
                Govt ex US            Index - US             Interntl Bond I

31-Dec-93        1,000,000            1,000,000                 1,000,000
30-Sep-94        1,042,539            1,024,692                   898,582
30-Sep-95        1,236,520            1,050,762                 1,011,150
30-Sep-96        1,302,665            1,082,312                 1,098,597
30-Sep-97        1,299,667            1,105,632                 1,158,707
30-Sep-98        1,448,111            1,122,093                 1,231,824
30-Sep-99        1,457,235            1,148,842                 1,280,550

Comparison of a $1,000,000 investment in Evergreen Select International Bond Fund, Class I shares/1/, versus a similar investment in the J.P. Morgan Global Government Index--excluding U.S. (JPMG6XUS), and the Consumer Price Index (CPI).

The JPMG6XUS is an unmanaged market index which does not include transaction costs associated with buying and selling securities or any management fees. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

/1/ Past performance is no guarantee of future results. The performance of each class may vary based on differences in fees paid by the shareholders investing in each class. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost.

Historical performance shown for Class I Shares prior to its inception is based on the performance of the Class Y Shares of the Fund's predecessor fund, CoreFund Global Bond Fund. Historical performance shown for Class IS prior to its inception is based on the performance of the Class A Shares of the Fund's predecessor fund, and reflects the same 0.25% 12b-1 applicable to Class IS.



*Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Spain, Sweden, Switzerland, United Kingdom.

                                   EVERGREEN
                         Select International Bond Fund
                         Portfolio Manager Commentary


Portfolio Management


                           [PHOTO OF GEORGE MCNEIL]

                                 George McNeil
                       First International Advisors,Ltd.

Performance

Evergreen Select International Bond Fund's Class I shares produced a return of 3.96% for the twelve-month period ended September 30, 1999. The Fund outperformed its benchmark, the J.P. Morgan Global (excluding U.S.) Government Index, which returned 0.27% for the same period.



                                   Portfolio
                                Characteristics
                                ---------------

Total Net Assets                                                 $55,496,719
Average Credit Quality                                                    AA
Effective Maturity                                                 6.5 years
Average Duration                                                   5.6 years



Environment

While the Fund's fiscal year began with bond prices moving higher, stronger-than-expected economic growth pushed global interest rates higher over most of the past twelve months. Central bankers around the world lowered interest rates in the final quarter of 1998 to stabilize economies and financial markets after a turbulent summer. Bond prices rose as investors expected weak economic recoveries in 1999.

The U.S. economy remained strong, however, and many international economies improved faster and more heartily than many investors anticipated. Market sentiment shifted to the possibility of excessive, rather than fragile, economic growth, especially in the United States. Investors began to watch for signs of inflation and expected a more restrictive monetary policy. The trend toward higher U.S. interest rates forced many foreign interest rates upward as well, as the world's economies strengthened and countries sought to attract global cash flows.



                               PORTFOLIO QUALITY
                     (based on 9/30/1999 portfolio assets)


                                    [CHART]


U.S. Government -- 48.7%
AAA -- 26.8%
AA -- 13.6%
A -- 5.1%
BAA -- 4.2%
BA -- 1.3%
B -- 0.3%

                                   EVERGREEN
                         Select International Bond Fund
                         Portfolio Manager Commentary

Strategy

We emphasized quality throughout the fiscal year, and actively managed both the Fund's duration and currency exposure. As of September 30, 1999, approximately 87% of the Fund's net assets were invested in "AAA"-rated or "AA"-rated securities, resulting in an average portfolio quality of "AA". Also as of that date, approximately 67% of the Fund was invested in European countries with stable political climates and large, liquid financial markets, and 23% of net assets were in Japanese holdings. The remaining 10% of net assets were invested as follows: Australia, United States, Lithuania, Hong Kong, Poland, Slovakia, Mexico, Kazakhstan and Supranationals. Supranational bonds are issues of supranational institutions, such as the World Bank, that can be issued in any country and in any currency denomination. We established holdings in Japanese bonds in February, fine-tuning the position's size and duration throughout the period.

Currency transactions made a positive contribution to the Fund's performance. Our primary positions were in the euro, the U.S. dollar and the Japanese yen. We actively managed these holdings depending on relative value and our expectations for potential price appreciation. In the fourth quarter of 1998, we emphasized European currencies, taking advantage of their strength prior to the euro being launched on January 1, 1999. We then shifted the Fund's focus to the U.S. dollar to benefit from the strength of the U.S. economy in the first half of 1999. By the end of June 1999, we began to reduce U.S. dollar holdings, reinvesting assets in the euro and the Japanese yen. This strategy benefited total return, as the euro and the yen appreciated against the U.S. dollar by 12.04% and 3.5%, respectively, during the third quarter of 1999. As of September 30, 1999, the Fund's currency exposure was as follows: 46% euro, 28% Japanese yen, 16% other European currencies, and 10% U.S. dollar and dollar block currencies.

We also actively managed duration, the Fund's sensitivity to changes in interest rates. We lengthened duration in the first part of the fiscal year, which increased the Fund's potential for total return when interest rates fell. We then shortened duration in January--enhancing price stability as interest rates rose--and kept a defensive stance for the rest of the fiscal period.



                             PORTFOLIO COMPOSITION
                        (based on 9/30/1999 net assets)

                                    [CHART]


Foreign Bonds -- 50.6%
Corporate Notes/Bonds -- 45.5%
Other Assets and Liabilities, net -- 3.9%



                            GEOGRAPHICAL ALLOCATION
                     (based on 9/30/1999 portfolio assets)

          Japan                                             22.5%
          Netherlands                                       15.0%
          United Kingdom                                    10.0%
          Germany                                            8.6%
          Sweden                                             6.1%
          Denmark                                            5.5%
          Belgium                                            4.7%
          Spain                                              4.4%
          Italy                                              3.7%
          France                                             3.3%
          Norway                                             3.1%
          Austria                                            2.6%
          Supranational                                      2.5%
          Australia                                          2.4%
          Other Countries                                    5.6%

                                   EVERGREEN
                         Select International Bond Fund
                         Portfolio Manager Commentary


Outlook

Our outlook is cautiously optimistic. With the current level of interest rates, continued low inflation and our expectations for economic fundamentals, we believe some international bonds are beginning to have attractive relative value, particularly European bonds with longer maturities. We believe it is still too early to aggressively lengthen the portfolio, but think it is prudent to move from a "defensive" to a "neutral" stance.

We are monitoring several factors. "Real" interest rates--the rate earned by investors after inflation is removed--are in the range of 4 1/2% to 5%, which is high by historical standards. Economic growth also continues to strengthen, with signs of sustainable growth coming from France and Spain, in particular. An outlook for stronger economies, combined with a tightening bias from the United Kingdom central bank and the European central bank, bodes well for the credit markets. Further, we expect inflation to remain low because of double-digit unemployment and the euro appreciating from its lows.

We are less optimistic about the investment environments in the United States and Japan. The mature economic expansion and low unemployment in the United States could signal higher interest rates to cool an overheating economy and contain inflationary pressures. Further, the high trade deficit continues to put downward pressure on the U.S. dollar. In Japan, the economy began to show signs of sustainable growth, although it was still reliant on government spending. Japan's economy remains in a restructuring phase, however, and investors are facing a heavy calendar for bond issuance in the fourth quarter of 1999. Additionally, we believe Japan's economic growth will be limited by recent strength in the yen.

                                   EVERGREEN
                          Select Limited Duration Fund
                   Fund at a Glance as of September 30, 1999


                               PORTFOLIO PROFILE

                                   Philosophy

Evergreen Select Limited Duration Fund seeks higher yields consistent with preservation of capital and low principal fluctuation. By emphasizing the use of high quality corporate, mortgage and asset-backed securities maturing in less than five years, the Fund seeks to provide investors a high level of current income while reducing price volatility.


                                    Process

The Fund's portfolio manager seeks to enhance performance, while reducing principal fluctuation, by actively managing three specific characteristics within the portfolio: maturity structure, sector allocation and security selection. In addition, quantitative tools are utilized to analyze interest rate movement and to determine an appropriate duration strategy.


                                   Benchmark

                   Merrill Lynch 1-3 Year Treasury Bond Index



                          PERFORMANCE AND RETURNS/1/

Portfolio Inception Date: 4/30/1994                     Class I        Class IS
Class Inception Date                                   11/24/1997      7/28/1998
Average Annual Returns
1 year                                                    3.07%           2.81%
3 years                                                   5.60%           5.39%
5 years                                                   6.92%           5.68%
Since Portfolio Inception                                 5.71%           5.47%
30-day SEC Yield                                          6.19%           5.94%
12-month income dividends per share                      $0.60           $0.58
12-month capital gain distributions per share            $0.02           $0.02



                                LONG TERM GROWTH


                                   [GRAPH]

               Consumer Price        ML 1-3YR          Evergreen Select
                 Index - US          Treasury         Limited Duration; I

30-Apr-94        1,000,000           1,000,000            1,000,000
30-Sep-94        1,013,569           1,014,291            1,014,669
30-Sep-95        1,039,356           1,098,251            1,093,194
30-Sep-96        1,070,564           1,160,151            1,154,714
30-Sep-97        1,093,630           1,240,083            1,234,016
30-Sep-98        1,109,913           1,338,370            1,323,275
30-Sep-99        1,136,371           1,382,083            1,364,052

Comparison of a $1,000,000 investment in Evergreen Select Limited Duration Fund, Class I shares/1/, versus a similar investment in the Merrill Lynch 1-3 Year Treasury Bond Index (ML1-3YTBI), and the Consumer Price Index (CPI).

The ML1-3YTBI is an unmanaged market index which does not include transaction costs associated with buying and selling securities nor any management fees. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

/1/ Past performance is no guarantee of future results. The performance of each class may vary based on differences in fees paid by the shareholders investing in each class. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost.

Historical performance shown for Class IS from 11/24/1997 to its inception is based on the performance of Class I and has not been adjusted to reflect the effect of the 0.25% 12b-1 fee applicable to Class IS. Class I pays no 12b-1 fee. If these fees had been reflected, returns would have been lower. Prior to 11/24/1997, the returns for Classes I and IS are based on the Fund's predecessor common trust fund's (CTF) performance, adjusted for estimated mutual fund expenses. The CTF was not registered under the 1940 Act and was not subject to certain investment restrictions. If the CTF had been registered, it's performance might have been adversely affected. Performance for the CTF has been adjusted to include the effect of estimated mutual fund class gross expense ratios at the time the Fund was converted to a mutual fund. If fee waivers and expense reimbursements had been calculated into the mutual fund class expense ratio, the total returns would be as follows: Class I--3 year = 5.71%, 5 year = 6.10% and since 4/30/1994 = 5.90%; Class IS--3 year = 5.50%, 5 year = 5.86% and since 4/30/1994 = 5.66%.

                                   EVERGREEN
                          Select Limited Duration Fund
                         Portfolio Manager Commentary


Portfolio Management



       [PHOTO]                                                [PHOTO]
     Sam Paddison                                           David Fowley


Performance

For the twelve-month period ended September 30, 1999, the Evergreen Select Limited Duration Bond Fund I Shares posted a 3.07% total return, versus a 3.22% return on its benchmark, the Merrill Lynch 1-3 Year Treasury Index. The return of 3.07% ranked in the top 25% of short U.S. government funds tracked by Lipper Inc., an independent mutual fund rating company.




                                   Portfolio
                                Characteristics
                                ---------------

Total Net Assets                                                 $313,785,740
Average Credit Quality                                                     AA
Effective Maturity                                                  1.9 years
Average Duration                                                    1.6 years



Environment

U.S. Treasury yields increased significantly over the last year. The 2-Year Treasury's yield widened 8 basis points during the quarter, making it 133 basis points wider for the year, yielding 5.60% at quarter end. Bond yields continued to rise as fears of inflation resurfaced with investors. The Federal Reserve lowered its target rate by 25 basis points on October 15, 1998, and again on November 17. The Federal Reserve reversed out earlier rate cuts by raising rates by 25 basis points on June 30, 1999, and again on August 24, bringing the target rate back to 5.25%. The Federal Reserve appears to be in a holding pattern, with a tightening bias, while investors are trying to figure out the consequences, if any, of Y2K.



                             PORTFOLIO COMPOSITION
                        (based on 9/30/1999 net assets)


[PIE CHART]

Corporate Notes/Bonds -- 51.2%
Mortgage-Backed
Securities -- 19.2%
Asset-Backed Securities -- 18.6%
Other Assets and
Liabilities, net -- 11.0%

                                   EVERGREEN
                          Select Limited Duration Fund
                         Portfolio Manager Commentary


Strategy

The Fund increased its exposure to corporate, mortgage-backed and asset-backed securities during the period, eliminated its position in U.S. Treasuries and reduced its exposure to Federal Agencies. Corporate spreads ended the year relatively unchanged from their November highs, resulting in corporate bonds outperforming comparable Treasuries by a relatively wide margin. The patient investor can find bonds at "fire-sale" prices as brokers and investors clean their books in anticipation of Y2K and do some year-end window dressing. Short-term, mortgage-backed and asset-backed securities were the two highest performing sectors over the year. The Fund maintained below-average duration ranging from 95% to 100% of its benchmark, the Merrill Lynch 1-3 Year Treasury Bond Index.



                               PORTFOLIO QUALITY
                     (based on 9/30/1999 portfolio assets)

[PIE CHART]

BAA -- 33.1%
AAA -- 28.7%
A -- 16.7%
AA -- 13.6%
BA -- 7.9%



Outlook

We plan to maintain an above-average weighting in spread sectors (corporate, asset-backed and mortgage-backed securities), because we feel the sectors are still undervalued based on break-even analysis. We plan to stay short of the benchmark until the technical and fundamental factors convince us otherwise. We believe the bond yields are currently trading in a range between 6.00% and 6.25%, but longer term, we feel bond yields will fall as the Federal Reserve continues to keep inflation under control.

                                   EVERGREEN
                         Select Total Return Bond Fund
                   Fund at a Glance as of September 30, 1999


                               PORTFOLIO PROFILE

                                   Philosophy

The Evergreen Select Total Return Bond Fund uses a core-plus, fixed income approach which seeks to enhance returns by opportunistically investing up to 35% of the portfolio in the high yield and international fixed income markets.


                                    Process

The managers maintain a focus on sector allocation, credit analysis and security selection as opposed to interest rate anticipation. Asset allocation among the three portfolio components--domestic high grade, domestic high yield and international--is aided by quantitative models, and determined through dynamic discussions between the three portfolio managers that revolve around several factors, including underlying market fundamentals.


                                   Benchmark

                      Lehman Brothers Aggregate Bond Index



                            PERFORMANCE AND RETURNS/1/

Portfolio Inception Date: 4/20/1998                    Class I        Class IS
Class Inception Date                                  4/20/1998       8/3/1998
Average Annual Returns
1 year                                                 -0.87%          -1.12%
Since Portfolio Inception                               1.35%           1.14%
30-day SEC Yield                                        6.40%           6.14%
12-month income dividends per share                    $6.30           $6.06



                                LONG TERM GROWTH


                                 [LINE GRAPH]

              Lehman Brothers      Consumer Price       Evergreen Select
                 Aggregate           Index - US           Total Return I

30-Apr-98        1,000,000           1,000,000               1,000,000
31-May-98        1,010,152           1,001,846               1,008,803
30-Jun-98        1,018,744           1,003,077               1,016,286
31-Jul-98        1,020,870           1,004,308               1,019,179
31-Aug-98        1,037,513           1,005,538               1,015,517
30-Sep-98        1,061,794           1,006,769               1,031,008
31-Oct-98        1,056,160           1,009,231               1,019,643
30-Nov-98        1,062,180           1,009,231               1,031,078
31-Dec-98        1,065,366           1,008,615               1,033,766
31-Jan-99        1,072,929           1,011,077               1,041,034
28-Feb-99        1,054,152           1,012,308               1,021,826
31-Mar-99        1,059,949           1,015,385               1,026,710
30-Apr-99        1,063,340           1,022,769               1,033,137
31-May-99        1,053,983           1,022,769               1,021,180
30-Jun-99        1,050,610           1,022,769               1,015,583
31-Jul-99        1,046,197           1,025,846               1,016,342
31-Aug-99        1,045,674           1,028,308               1,013,407
30-Sep-99        1,057,916           1,030,769               1,021,998

Comparison of a $1,000,000 investment in Evergreen Select Total Return Bond Fund, Class I shares/1/, versus a similar investment in the Lehman Brothers Aggregate Bond Index (LBABI), and the Consumer Price Index (CPI).

The LBABI is an unmanaged market index which does not include transaction costs associated with buying and selling securities nor any management fees. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

/1/ Past performance is no guarantee of future results. The performance of each class may vary based on differences in fees paid by the shareholders investing in each class. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost

Historical performance shown for Class IS prior to its inception is based on the performance of Class I and has not been adjusted to reflect the effect of the 0.25% 12b-1 fee applicable to Class IS. Class I pays no 12b-1 fee. If these fees had been reflected, returns would have been lower.

                                   EVERGREEN
                         Select Total Return Bond Fund
                         Portfolio Manager Commentary

Portfolio Management Team


      [PHOTO]                                                       [PHOTO]
Rollin C. Williams, CFA                                         Richard M. Cryan



                                    [PHOTO]
                                 Anthony Norris
                      First International Advisers, Ltd.



Performance

Evergreen Select Total Return Bond Fund's Class I shares declined to -0.87% for the twelve month period ended September 30, 1999. The Fund modestly lagged its benchmark, the Lehman Brothers Aggregate Index, which fell to -0.37% for the same period.



                                   Portfolio
                                Characteristics
                                ---------------

Total Net Assets                                                  $150,653,519
Average Credit Quality                                                      AA
Effective Maturity                                                   8.7 years
Average Duration                                                     5.5 years



Environment

Interest rates fell going into the fourth quarter of 1998, but beginning early in the quarter, trended higher for the rest of the fiscal year on stronger-than-expected economic growth. Central bankers around the world initiated a series of interest rate cuts late in 1998, seeking to restore stability to global economies and financial markets after a turbulent summer. Many investors anticipated weak recoveries in 1999, believing that fragile international economies would dampen U.S. economic growth.

The U.S. economy remained robust, however; and foreign economies generally experienced faster and more sustainable growth than many investors had anticipated. Market sentiment reversed course, focusing on the possibility that the economy could overheat instead of falter. Investors pushed interest rates higher, monitoring signs of inflation and preparing for a tighter domestic monetary policy. With stronger worldwide growth and the pursuit of international cash flows, the trend toward higher interest rates became global. Investor expectations of a more restrictive monetary policy became reality in mid-1999, when the Federal Reserve Board and other central bankers began to raise interest rates.

While the year was difficult for bond investors, opportunities also emerged from the market's changing conditions. Demand for U.S. Treasuries surged at the end of the last fiscal year, as investors sparked a

                                   EVERGREEN
                         Select Total Return Bond Fund
                         Portfolio Manager Commentary

"flight-to-quality" in response to increasingly shaky world economies and financial markets. Seeking only securities of the highest quality and liquidity, investors drove the yield advantages of riskier credits versus Treasuries to levels that were high by historical standards--with yield advantage increasing with risk. The rising yield advantages gave corporate bonds, mortgage-backed securities and international bonds attractive relative value.


                             PORTFOLIO COMPOSITION
                        (based on 9/30/1999 net assets)

[PIE CHART]

Treasury Notes/Bonds -- 31.5%
Corporate Notes/Bonds -- 26.0%
Foreign Bonds -- 20.1%
Mortgage-Backed Securities -- 18.8%
Other Assets and Liabilities, net -- 3.6%



Strategy

We emphasized total return and income by actively managing the Fund's asset-allocation. We also fine-tuned the Fund's holdings within each market sector, including actively managing duration.

The investment grade portion of the Fund maintained a long duration relative to the Fund's benchmark for the first part of the fiscal period. This added to total return when interest rates fell. We adjusted duration throughout the period, depending upon our outlook for interest rates. As of September 30, 1999, the duration of the Fund's investment grade investments stood at 5.50 years, approximately 110% of its benchmark. We also fine-tuned the Fund's investment grade corporate bond position, increasing holdings when yield advantages reached attractive levels in the fourth quarter of 1998 and later reducing the position when yield advantages declined.

Asset-allocation, currency exposure and duration management drove performance in the Fund's international sector. The Fund's international holdings rose from 7% at the beginning of the fiscal year, to 11% on March 31, 1999 and 20.1% on September 30, 1999.

We emphasized quality throughout the period, primarily investing in bonds rated "AAA" and "AA" in European countries with stable governments and large, liquid financial markets. The Fund also held a sizable position in Japan. We increased the Fund's exposure to the international sector in July 1999, when foreign interest rates became attractive and the outlook for Europe's investment climate and currency performance improved.

The Fund experienced three major currency shifts. We emphasized European currencies in the fourth quarter of 1998, taking advantage of their strength just prior to the January 1, 1999 launch of the euro. We then focused on the U.S. dollar to benefit from the strength in the U.S. economy through mid-year 1999. By the end of June, we began to reduce U.S. dollar holdings, reinvesting assets in the euro and the Japanese yen. The international portion of the Fund also actively managed duration, maintaining a long duration in the fourth quarter of 1998, shortening and keeping a defensive duration stance throughout much of the period, and becoming neutral as the fiscal year came to a close.

We increased high yield bond holdings from 17% at the beginning of the fiscal year to 25% in May 1999, taking advantage of the attractive yield advantage provided by high yield bonds, particularly at the end of 1998. We reduced the Fund's holdings in "BB"-rated credits, increasing our position in bonds rated "B" because of the attractive pick-up in yield advantages. This strategy benefited performance when lower-rated bonds outperformed higher-rated bonds. We reduced the Fund's overall allocation to high yield bonds to 16% in July, reinvesting assets in international

                                   EVERGREEN
                         Select Total Return Bond Fund
                         Portfolio Manager Commentary

bonds. At that time, we became more cautious about the near-term outlook for high yield bonds, which later underperformed because of a rising default rate, heavy new supply and less demand.


                               PORTFOLIO QUALITY
                     (based on 9/30/1999 portfolio assets)

[PIE CHART]

U.S. Government -- 33.1%
U.S. Government Agency -- 19.8%
Not Rated -- 16.1%
Not Available -- 10.0%
A -- 9.5%
AAA -- 5.1%
BAA -- 4.4%
AA -- 2.0%


Outlook

We think bonds offer attractive relative value over the longer term, although domestically, we could be in for choppy conditions over the next few months. Investors are waiting to see if the Federal Reserve Board will tighten monetary policy again before the end of the year--and the market hates uncertainty. Additionally, many issuers have brought bonds to market prior to Y2K, increasing supply. In contrast, most dealers are reluctant to build inventory, particularly in light of Y2K. The combination of heavy supply and limited demand has given little support to bond prices. The near-term outlook for Europe appears brighter, with increasing signs of sustainable growth and a bias toward higher interest rates--a situation that bodes well for the Fund's currency position.

Longer term, we believe bonds offer attractive relative value. "Real" interest rates--the rate earned by the investor in excess of inflation--are high by historical standards. Further, we think yield advantages represent attractive value. The combination of "real" interest rates and generous yield advantages set the stage for solid price appreciation longer term.

                                   EVERGREEN
                          Select Adjustable Rate Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                            Year Ended          Year Ended         Year Ended
                          September 30,        February 28,       September 30,
                         -----------------   -----------------   ----------------
                          1999    1998 (a)    1998    1997 (b)    1996     1995
CLASS I
Net asset value,
 beginning of period     $  9.68  $  9.75    $  9.71  $  9.68    $  9.65  $  9.61
                         -------  -------    -------  -------    -------  -------
Income from investment
 operations
Net investment income       0.59     0.35       0.64     0.28       0.64#    0.63
Net realized and
 unrealized gains or
 losses on securities      (0.12)   (0.07)      0.04        0++        0     0.01
                         -------  -------    -------  -------    -------  -------
Total from investment
 operations                 0.47     0.28       0.68     0.28       0.64     0.64
                         -------  -------    -------  -------    -------  -------
Distributions to
 shareholders from
Net investment income      (0.59)   (0.35)     (0.64)   (0.25)     (0.61)   (0.60)
                         -------  -------    -------  -------    -------  -------

Net asset value, end of
 period                  $  9.56  $  9.68    $  9.75  $  9.71    $  9.68  $  9.65
                         -------  -------    -------  -------    -------  -------
Total return                4.98%    2.88%      7.15%    2.97%      6.86%    6.87%
Ratios and supplemental
 data
Net assets, end of
 period (thousands)      $36,033  $23,174    $25,981  $70,264    $65,974  $23,616
Ratios to average net
 assets
 Expenses*                  0.30%    0.33%+     0.30%    0.30%+     0.30%    0.30%
 Net investment income      6.11%    6.12%+     6.63%    6.79%+     6.84%    6.61%
Portfolio turnover rate       14%      46%       107%      44%        85%      56%

                            Year Ended          Year Ended         Year Ended
                          September 30,        February 28,       September 30,
                         -----------------   -----------------   ----------------
                          1999    1998 (a)    1998    1997 (b)    1996     1995
CLASS IS
Net asset value,
 beginning of period     $  9.68  $  9.76    $  9.72  $  9.68    $  9.65  $  9.61
                         -------  -------    -------  -------    -------  -------
Income from investment
 operations
Net investment income       0.55     0.33       0.59     0.28       0.65#    0.64
Net realized and
 unrealized gains or
 losses on securities      (0.11)   (0.08)      0.06        0++    (0.03)   (0.02)
                         -------  -------    -------  -------    -------  -------
Total from investment
 operations                 0.44     0.25       0.65     0.28       0.62     0.62
                         -------  -------    -------  -------    -------  -------
Distributions to
 shareholders from
Net investment income      (0.56)   (0.33)     (0.61)   (0.24)     (0.59)   (0.58)
                         -------  -------    -------  -------    -------  -------
Net asset value, end of
 period                  $  9.56  $  9.68    $  9.76  $  9.72    $  9.68  $  9.65
                         -------  -------    -------  -------    -------  -------
Total return                4.73%    2.63%      6.89%    2.97%      6.60%    6.60%
Ratios and supplemental
 data
Net assets, end of
 period (thousands)      $20,199  $ 9,645    $10,320  $ 3,564    $14,361  $ 2,871
Ratios to average net
 assets
 Expenses*                  0.55%    0.57%+     0.55%    0.55%+     0.55%    0.55%
 Net investment income      5.86%    5.82%+     6.15%    6.39%+     6.64%    6.70%
Portfolio turnover rate       14%      46%       107%      44%        85%      56%

(a) For the seven months ended September 30, 1998. The Fund changed its fiscal year end from the last day of February to September 30, effective September 30, 1998.
(b) For the five months ended February 28, 1997. The Fund changed its fiscal year end from September 30 to the last day of February, effective February 28, 1997.
#   Net investment income is based on weighted average shares throughout the period.
+   Annualized.
++  Amount represents less than $0.01 per share.
* Ratio of expenses to average net assets excludes fees credits, but includes fee waivers.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                             Select Core Bond Fund
                              Financial Highlights
                (For a share oustanding throughout each period)

                         Period Ended         Years Ended March 31, (b)
                         September 30, --------------------------------------------
                          1999** (b)     1999     1998     1997     1996     1995
CLASS I
Net asset value,
 beginning of period       $   10.39   $  10.53  $  9.98  $ 10.11  $  9.70  $  9.88
                           ---------   --------  -------  -------  -------  -------
Income from investment
 operations
Net investment income           0.30       0.59     0.56     0.66     0.68     0.60
Net realized and
 unrealized gains or
 losses on securities          (0.30)      0.09     0.61    (0.12)    0.40    (0.18)
                           ---------   --------  -------  -------  -------  -------
Total from investment
 operations                        0       0.68     1.17     0.54     1.08     0.42
                           ---------   --------  -------  -------  -------  -------
Distributions to
 shareholders from
Net investment income          (0.30)     (0.61)   (0.62)   (0.67)   (0.67)   (0.60)
Net realized gains             (0.01)     (0.21)       0        0        0        0
                           ---------   --------  -------  -------  -------  -------
Total distributions to
 shareholders                  (0.31)     (0.82)   (0.62)   (0.67)   (0.67)   (0.60)
                           ---------   --------  -------  -------  -------  -------
Net asset value, end of
 period                    $   10.08   $  10.39  $ 10.53  $  9.98  $ 10.11  $  9.70
                           ---------   --------  -------  -------  -------  -------
Total return                    0.00%      0.07%   12.06%    5.52%   11.23%    4.56%
Ratios and supplemental
 data
Net assets, end of
 period (thousands)        1,042,781   $109,028  $96,252  $76,499  $74,774  $72,029
Ratios to average net
 assets
 Expenses*                      0.40%+     0.50%    0.50%    0.50%    0.53%    0.53%
 Net investment income          5.70%+     5.73%    6.06%    6.48%    6.54%    6.28%
Portfolio turnover rate          225%       221%     235%     207%     268%     381%

                                    Period Ended  Year Ended March 31 (b)
                                    September 30, -----------------------
                                       1999**        1999         1998 (a)
CLASS IS
Net asset value, beginning of
 period                                $10.40     $     10.54    $     10.40
                                       ------     -----------    -----------
Income from investment operations
Net investment income                    0.28            0.59           0.36
Net realized and unrealized gains
 or losses on securities                (0.31)           0.07           0.08
                                       ------     -----------    -----------
Total from investment operations        (0.03)           0.66           0.44
                                       ------     -----------    -----------
Distributions to shareholders from
Net investment income                   (0.28)          (0.59)         (0.30)
Net realized gains                      (0.01)          (0.21)            --
                                       ------     -----------    -----------
Total Distributions                     (0.29)          (0.80)         (0.30)
                                       ------     -----------    -----------
Net asset value, end of period         $10.08     $     10.40    $     10.54
                                       ------     -----------    -----------
Total return                            (0.17%)         (0.01%)         8.55%
Ratios and supplemental data
Net assets, end of period
 (thousands)                           $5,744     $     2,721    $     3,069
Ratios to average net assets
 Expenses*                               0.61%+          0.65%          0.65%+
 Net investment income                   5.49%+          5.59%          5.96%+
Portfolio turnover rate                   225%            221%           235%

(a) For the period from October 2, 1997 (commencement of class operations) to March 31, 1998. through March 31, 1998.
(b) On June 4, 1999, Evergreen Select Core Bond Fund acquired the net assets of the Tattersall Bond Fund. The Tattersall Bond Fund was the accounting and performance survivor in this transaction. The above financial highlights for the the periods ended prior to March 31, 1999 are those of the Tattersall Bond Fund, which have been restated to give effect for this transaction.
+   Annualized.
* Ratio of expenses to average net assets excludes fees credits, but includes fee waivers.
** For the six month period ended September 30, 1999. The Fund changed its fis-cal year end from the last day of March to September 30, effective September 30, 1999.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                            Select Fixed Income Fund
                              Financial Highlights
                (For a share outstanding throughout each period)


                                                Year Ended September 30,
                                                ----------------------------
                                                    1999        1998 (a)
CLASS I
Net asset value, beginning of period            $       6.12  $       5.96
                                                ------------  ------------
Income from investment operations
Net investment income                                   0.35          0.31
Net realized and unrealized gains or losses on
 securities                                            (0.30)         0.16
                                                ------------  ------------
Total from investment operations                        0.05          0.47
                                                ------------  ------------
Distributions to shareholders from
Net investment income                                  (0.35)        (0.31)
                                                ------------  ------------
Net asset value, end of period                  $       5.82  $       6.12
                                                ------------  ------------
Total return                                            0.84%         8.06%
Ratios and supplemental data
Net assets, end of period (thousands)           $    590,927  $    668,907
Ratios to average net assets
 Expenses*                                              0.49%         0.52%+
 Net investment income                                  5.86%         5.99%+
Portfolio turnover rate                                   63%           46%

                                                Year Ended September 30,
                                                ----------------------------
                                                    1999        1998 (b)
CLASS IS
Net asset value, beginning of period            $       6.12  $       5.97
                                                ------------  ------------
Income from investment operations
Net investment income                                   0.33          0.20
Net realized and unrealized gains or losses on
 securities                                            (0.30)         0.15
                                                ------------  ------------
Total from investment operations                        0.03          0.35
                                                ------------  ------------
Distributions to shareholders from
Net investment income                                  (0.33)        (0.20)
                                                ------------  ------------
Net asset value, end of period                  $       5.82  $       6.12
                                                ------------  ------------
Total return                                            0.59%         5.94%
Ratios and supplemental data
Net assets, end of period (thousands)           $     11,590  $      9,808
Ratios to average net assets
 Expenses*                                              0.74%         0.77%+
 Net investment income                                  5.65%         5.65%+
Portfolio turnover rate                                   63%           46%

(a) For the period from November 24, 1997 (commencement of class operations) to September 30, 1998.
(b) For the period from March 9, 1998 (commencement of class operations) to September 30, 1998.
+  Annualized
* Ratio of expenses to average net assets excludes fees credits, but includes fee waivers.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                            Select Income Plus Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                                                Year Ended September 30,
                                                -----------------------------
                                                    1999         1998 (a)
CLASS I
Net asset value, beginning of period            $       5.92   $       5.72
                                                ------------   ------------
Income from investment operations
Net investment income                                   0.33           0.30
Net realized and unrealized gains or losses on
 securities                                            (0.46)          0.20
                                                ------------   ------------
Total from investment operations                       (0.13)          0.50
                                                ------------   ------------
Distributions to shareholders from
Net investment income                                  (0.33)         (0.30)
Net realized gains                                     (0.05)             0
                                                ------------   ------------
Total distributions to shareholders                    (0.38)         (0.30)
                                                ------------   ------------
Net asset value, end of period                  $       5.41   $       5.92
                                                ------------   ------------
Total return                                           (2.13%)         8.99%
Ratios and supplemental data
Net assets, end of period (thousands)           $  1,794,209   $  1,367,240
Ratios to average net assets
 Expenses*                                              0.48%          0.51%+
 Net investment income                                  5.95%          6.09%+
Portfolio turnover rate                                   70%            37%

                                                Year Ended September 30,
                                                -----------------------------
                                                    1999         1998 (b)
CLASS IS
Net asset value, beginning of period            $       5.92   $       5.71
                                                ------------   ------------
Income from investment operations
Net investment income                                   0.32           0.19
Net realized and unrealized gains or losses on
 securities                                            (0.46)          0.21
                                                ------------   ------------
Total from investment operations                       (0.14)          0.40
                                                ------------   ------------
Distributions to shareholders from
Net investment income                                  (0.32)         (0.19)
Net realized gains                                     (0.05)             0
                                                ------------   ------------
Total distributions to shareholders                    (0.37)         (0.19)
                                                ------------   ------------
Net asset value, end of period                  $       5.41   $       5.92
                                                ------------   ------------
Total return                                           (2.36%)         7.21%
Ratios and supplemental data
Net assets, end of period (thousands)           $     10,871   $      7,528
Ratios to average net assets
 Expenses*                                              0.73%          0.75%+
 Net investment income                                  5.74%          5.80%+
Portfolio turnover rate                                   70%            37%

(a) For the period from November 24, 1997 (commencement of class operations) to September 30, 1998.
(b) For the period from March 2, 1998 (commencement of class operations) to September 30, 1998.
+ Annualized
* Ratio of expenses to average net assets excludes fees credits, but includes fee waivers.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                  Select Intermediate Term Municipal Bond Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                                                Year Ended September 30,
                                                -----------------------------
                                                    1999         1998 (a)
CLASS I
Net asset value, beginning of period            $      67.11   $      64.84
                                                ------------   ------------
Income from investment operations
Net investment income                                   2.97           2.57
Net realized and unrealized gains or losses on
 securities                                            (4.89)          2.27
                                                ------------   ------------
Total from investment operations                       (1.92)          4.84
                                                ------------   ------------
Distributions to shareholders from
Net investment income                                  (2.97)         (2.57)
Net realized gains                                     (0.89)             0
                                                ------------   ------------
Total distributions to shareholders                    (3.86)         (2.57)
                                                ------------   ------------
Net asset value, end of period                  $      61.33   $      67.11
                                                ------------   ------------
Total return                                           (3.00%)         7.61%
Ratios and supplemental data
Net assets, end of period (thousands)           $    704,474   $    746,874
Ratios to average net assets
 Expenses*                                              0.57%          0.62%+
 Net investment income                                  4.59%          4.59%+
Portfolio turnover rate                                   97%            47%

                                                Year Ended September 30,
                                                -----------------------------
                                                    1999         1998 (b)
CLASS IS
Net asset value, beginning of period            $      67.11   $      65.91
                                                ------------   ------------
Income from investment operations
Net investment income                                   2.81           1.66
Net realized and unrealized gains or losses on
 securities                                            (4.89)          1.20
                                                ------------   ------------
Total from investment operations                       (2.08)          2.86
                                                ------------   ------------
Distributions to shareholders from
Net investment income                                  (2.81)         (1.66)
Net realized gains                                     (0.89)             0
                                                ------------   ------------
Total distributions to shareholders                    (3.70)         (1.66)
                                                ------------   ------------
Net asset value, end of period                  $      61.33   $      67.11
                                                ------------   ------------
Total return                                           (3.24%)         4.41%
Ratios and supplemental data
Net assets, end of period (thousands)           $      5,863   $      4,736
Ratios to average net assets
 Expenses*                                              0.83%          0.89%+
 Net investment income                                  4.41%          4.35%+
Portfolio turnover rate                                   97%            47%

(a) For the period from November 24, 1997 (commencement of class operations) to September 30, 1998.
(b) For the period from March 2, 1998 (commencement of class operations) to September 30, 1998.
+   Annualized
* Ratio of expenses to average net assets excludes fees credits, but includes fee waivers.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                         Select International Bond Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                         Year Ended September 30,             Year Ended June 30, 1999
                         ------------------------------  --------------------------------------
                           1999         1998 (a) (b)     1998 (b)  1997 (b)  1996 (b)  1995 (b)
CLASS I
Net asset value,
 beginning of period     $       9.52    $       9.32    $  9.54   $  9.70   $  9.62   $  9.06
                         ------------    ------------    -------   -------   -------   -------
Income from investment
 operations
Net investment income            0.40            0.11#      0.47      0.49      0.47      0.62
Net realized and
 unrealized gains or
 losses on securities           (0.03)           0.22      (0.06)     0.09      0.30      0.24
                         ------------    ------------    -------   -------   -------   -------
Total from investment
 operations                      0.37            0.33       0.41      0.58      0.77      0.86
                         ------------    ------------    -------   -------   -------   -------
Distributions to
 shareholders from
Net investment income           (0.38)          (0.13)     (0.63)    (0.74)    (0.69)    (0.30)
                         ------------    ------------    -------   -------   -------   -------
Net asset value, end of
 period                  $       9.51    $       9.52    $  9.32   $  9.54   $  9.70   $  9.62
                         ------------    ------------    -------   -------   -------   -------
Total return                     3.96%           3.56%      4.42%     6.18%     8.00%     9.70%
Ratios and supplemental
 data
Net assets, end of
 period (thousands)      $     55,258    $     46,607    $36,722   $34,590   $32,998   $26,898
Ratios to average net
 assets
 Expenses*                       0.69%           0.76%+     0.81%     0.85%     0.71%     0.64%
 Net investment income           4.18%           4.89%+     4.90%     5.14%     5.81%     6.84%
Portfolio turnover rate           158%              3%        46%       90%       67%      133%

                         Year Ended September 30,                Year Ended June 30,
                         ------------------------------  --------------------------------------
                           1999         1998 (a) (b)     1998 (b)  1997 (b)  1996 (b)  1995 (b)
CLASS IS
Net asset value,
 beginning of period     $       9.51    $       9.30    $  9.52   $  9.68   $  9.61   $  9.04
                         ------------    ------------    -------   -------   -------   -------
Income from investment
 operations
Net investment income            0.38            0.11#      0.40      0.42      0.61      0.61
Net realized and
 unrealized gains or
 losses on securities           (0.03)           0.23      (0.01)     0.14      0.12      0.24
                         ------------    ------------    -------   -------   -------   -------
Total from investment
 operations                      0.35            0.34       0.39      0.56      0.73      0.85
                         ------------    ------------    -------   -------   -------   -------
Distributions to
 shareholders from
Net investment income           (0.36)          (0.13)     (0.61)    (0.72)    (0.66)    (0.28)
                         ------------    ------------    -------   -------   -------   -------
Net asset value, end of
 period                  $       9.50    $       9.51    $  9.30   $  9.52   $  9.68   $  9.61
                         ------------    ------------    -------   -------   -------   -------
Total return                     3.74%           3.61%      4.16%     5.92%     7.74%     9.57%
Ratios and supplemental
 data
Net assets, end of
 period (thousands)      $        238    $        129    $   198   $   182   $   152   $   170
Ratios to average net
 assets
 Expenses*                       0.95%           1.00%+     1.06%     1.10%     0.96%     0.89%
 Net investment income           3.85%           4.65%+     4.65%     4.89%     5.56%     6.59%
Portfolio turnover rate           158%              3%        46%       90%       67%      133%

(a) For the three months ended September 30, 1998. The Fund changed its fiscal year end from June 30 to September 30, effective September 30, 1998.
(b) On August 28, 1998, CoreFund Global Bond Fund exchanged substantially all of its net assets for shares of Evergreen Select International Bond Fund. CoreFund Global Bond Fund is the accounting survivor and as such its basis of accounting for assets and liabilities and its operating results for the periods prior to August 28, 1998 have been carried forward in these finan-cial highlights.
# Net investment income is based on weighted average shares throughout the pe-riod.
+   Annualized.
* Ratio of expenses to average net assets excludes fees credits, but includes fee waivers.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                          Select Limited Duration Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                                                Year Ended September 30,
                                                ---------------------------
                                                    1999        1998 (a)
CLASS I
Net asset value, beginning of period            $      10.52  $     10.42
                                                ------------  -----------
Income from investment operations
Net investment income                                   0.60         0.53#
Net realized and unrealized gains or losses on
 securities                                            (0.29)        0.10
                                                ------------  -----------
Total from investment operations                        0.31         0.63
                                                ------------  -----------
Distributions to shareholders from
Net investment income                                  (0.60)       (0.53)
Net realized gains                                     (0.02)           0
                                                ------------  -----------
Total distributions to shareholders                    (0.62)       (0.53)
                                                ------------  -----------
Net asset value, end of period                  $      10.21  $     10.52
                                                ------------  -----------
Total return                                            3.07%        6.21%
Ratios and supplemental data
Net assets, end of period (thousands)           $    312,157  $    70,810
Ratios to average net assets
 Expenses*                                              0.31%        0.30%+
 Net investment income                                  5.88%        5.97%+
Portfolio turnover rate                                  147%          78%

                                                Year Ended September 30,
                                                ---------------------------
                                                    1999        1998 (b)
CLASS IS
Net asset value, beginning of period            $      10.52  $     10.41
                                                ------------  -----------
Income from investment operations
Net investment income                                   0.58         0.11#
Net realized and unrealized gains or losses on
 securities                                            (0.29)        0.11
                                                ------------  -----------
Total from investment operations                        0.29         0.22
                                                ------------  -----------
Distributions to shareholders from
Net investment income                                  (0.58)       (0.11)
Net realized gains                                     (0.02)           0
                                                ------------  -----------
Total distributions to shareholders                    (0.60)       (0.11)
                                                ------------  -----------
Net asset value, end of period                  $      10.21  $     10.52
                                                ------------  -----------
Total return                                            2.81%        2.12%
Ratios and supplemental data
Net assets, end of period (thousands)           $      1,629  $       614
Ratios to average net assets
 Expenses*                                              0.56%        0.55%+
 Net investment income                                  5.67%        5.84%+
Portfolio turnover rate                                  147%          78%

(a) For the period from November 24, 1997 (commencement of class operations) to September 30, 1998.
(b) For the period from July 28, 1998 (commencement of class operations) to September 30, 1998.
#   Net investment income is based on weighted average shares throughout the period.
+   Annualized.
* Ratio of expenses to average net assets excludes fees credits, but includes fee waivers.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                         Select Total Return Bond Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                                                Year Ended September 30,
                                                -----------------------------
                                                    1999         1998 (a)
CLASS I
Net asset value, beginning of period            $      99.71   $     100.00
                                                ------------   ------------
Income from investment operations
Net investment income                                   6.29           3.08
Net realized and unrealized gains or losses on
 securities                                            (7.13)         (0.29)
                                                ------------   ------------
Total from investment operations                       (0.84)          2.79
                                                ------------   ------------
Distributions to shareholders from
Net investment income                                  (6.30)         (3.08)
                                                ------------   ------------
Net asset value, end of period                  $      92.57   $      99.71
                                                ------------   ------------
Total return                                           (0.87%)         2.83%
Ratios and supplemental data
Net assets, end of period (thousands)           $    144,320   $    135,998
Ratios to average net assets
 Expenses*                                              0.50%          0.41%+
 Net investment income                                  6.57%          6.88%+
Portfolio turnover rate                                  136%            80%

                                                  Year Ended September 30,
                                                -----------------------------
                                                    1999         1998 (b)
CLASS IS
Net asset value, beginning of period            $      99.71   $      99.67
                                                ------------   ------------
Income from investment operations
Net investment income                                   6.05           1.05
Net realized and unrealized gains or losses on
 securities                                            (7.13)          0.04
                                                ------------   ------------
Total from investment operations                       (1.08)          1.09
                                                ------------   ------------
Distributions to shareholders from
Net investment income                                  (6.06)         (1.05)
                                                ------------   ------------
Net asset value, end of period                  $      92.57   $      99.71
                                                ------------   ------------
Total return                                           (1.12%)         1.10%
Ratios and supplemental data
Net assets, end of period (thousands)           $      6,334   $         24
Ratios to average net assets
 Expenses*                                              0.75%          0.66%+
 Net investment income                                  6.35%          6.51%+
Portfolio turnover rate                                  136%            80%

(a) For the period from April 20, 1998 (commencement of class operations) to September 30, 1998.
(b) For the period from August 3, 1998 (commencement of class operations) to September 30, 1998.
+   Annualized
* Ratio of expenses to average net assets excludes fees credits, but includes fee waivers.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                          Select Adjustable Rate Fund
                            Schedule of Investments
                               September 30, 1999

 Principal
   Amount                                                              Value

 ADJUSTABLE RATE MORTGAGE SECURITIES - 73.3%
            FHLMC - 25.6%
 $2,118,123 6.664%, 1/1/2022.....................................   $ 2,188,285
    586,898 6.722%, 3/1/2021.....................................       601,847
    611,340 6.768%, 7/1/2030.....................................       627,289
  1,441,685 6.772%, 3/1/2022.....................................     1,464,212
    938,570 6.921%, 3/1/2019.....................................       981,392
    307,012 6.943%, 7/1/2019.....................................       315,743
  2,111,921 6.95%, 6/1/2016......................................     2,147,570
  1,048,411 6.994%, 11/1/2021....................................     1,074,621
  3,399,577 7.072%, 4/1/2022.....................................     3,522,267
    674,017 7.073%, 10/1/2021....................................       685,287
    600,366 7.328%, 9/1/2017.....................................       612,001
    157,466 7.397%, 4/1/2020.....................................       159,015
                                                                    -----------
                                                                     14,379,529
                                                                    -----------
            FNMA - 44.2%
  2,458,204 5.482%, 7/1/2029.....................................     2,408,646
    752,748 5.779%, 4/1/2038.....................................       752,043
    865,900 5.94%, 11/1/2028.....................................       854,808
    692,284 6.087%, 5/1/2036.....................................       692,284
    231,587 6.45%, 1/1/2022......................................       232,203
    220,801 6.504%, 7/1/2027.....................................       225,769
  2,081,965 6.556%, 5/1/2022.....................................     2,124,916
    598,451 6.64%, 1/1/2016......................................       612,664
    200,942 6.646%, 10/1/2017....................................       204,836
    507,066 6.656%, 11/1/2018....................................       517,527
    156,816 6.703%, 7/1/2020.....................................       161,594
  6,469,402 6.725%, 9/1/2021.....................................     6,662,449
     83,334 6.726%, 2/1/2017.....................................        83,633
    137,905 6.728%, 12/1/2022....................................       140,685
  1,087,744 6.773%, 2/1/2027.....................................     1,124,455
    375,507 6.795%, 1/1/2022.....................................       387,827
    339,788 6.798%, 10/1/2016....................................       348,177
  2,418,416 6.805%, 12/1/2023....................................     2,448,114
  1,980,273 6.845%, 1/1/2031.....................................     2,029,463
    597,731 6.852%, 12/1/2019....................................       613,421
    682,740 6.90%, 9/1/2018......................................       710,159
  1,447,982 6.928%, 11/1/2017....................................     1,492,327
                                                                    -----------
                                                                     24,828,000
                                                                    -----------
            GNMA - 3.5%
  1,996,643 6.00%, 8/20/2029.....................................     1,989,682
                                                                    -----------
            Total Adjustable Rate Mortgage Securities (cost
             $41,388,029)........................................    41,197,211
                                                                    -----------
 FIXED RATE MORTGAGES - 7.4%
            FHLMC - 0.6%
    250,000 6.25%, 7/15/2004.....................................       248,545
     14,844 7.25%, 11/1/2008.....................................        14,846
     94,788 10.50%, 4/1/2004.....................................        97,805
                                                                    -----------
                                                                        361,196
                                                                    -----------
            FNMA - 4.5%
     67,953 9.50%, 4/15/2005.....................................        68,292
    162,927 10.50%, 3/1/2001.....................................       166,608
    422,055 10.75%, 10/1/2012....................................       456,857

 Principal
   Amount                                                              Value

 FIXED RATE MORTGAGES - continued
            FNMA - continued
 $  283,612 11.00%, 1/1/2018.....................................   $   311,127
    536,326 9.00%, 11/1/2006.....................................       555,345
    346,510 9.00%, 6/1/2007......................................       358,420
    596,322 9.50%, 5/1/2007......................................       616,692
                                                                    -----------
                                                                      2,533,341
                                                                    -----------
            GNMA - 2.3%
  1,279,403 10.25%, 11/15/2029...................................     1,293,975
                                                                    -----------
            Total Fixed Rate Mortgages
             (cost $4,255,419)...................................     4,188,512
                                                                    -----------
 COLLATERALIZED MORTGAGE OBLIGATIONS - 0.8%
            FHLMC - 0.8%
    455,262 FHLMC STRIPS CMO, Ser. 20,
             Class F, IO,
            5.856%, 7/1/2029 (cost $457,538).....................       451,848
                                                                    -----------
 U.S. AGENCY OBLIGATIONS - 2.2%
            FHLMC - 2.2%
    498,861 9.00%, 6/1/2006......................................       511,617
    530,532 9.75%, 3/1/2016......................................       555,743
    167,797 10.50%, 10/1/2005....................................       171,428
                                                                    -----------
            Total U.S. Agency Obligations
             (cost $1,241,008)...................................     1,238,788
                                                                    -----------
 U.S. TREASURY OBLIGATIONS - 9.8%
            U.S. Treasury Notes:
    400,000 4.50%, 1/31/2001.....................................       394,564
    600,000 4.75%, 2/15/2004.....................................       575,532
  1,000,000 5.25%, 5/15/2004.....................................       977,340
  2,600,000 5.50%, 8/31/2001 - 5/31/2003.........................     2,588,718
  1,000,000 5.75%, 11/30/2002....................................       999,370
                                                                    -----------
            Total U.S. Treasury Obligations
             (cost $5,576,208)...................................     5,535,524
                                                                    -----------
 REPURCHASE AGREEMENT - 6.3%
  3,514,000 Evergreen Joint Repurchase Agreement, 5.30%, dated
             9/30/1999, due 10/1/1999 (cost $3,514,000
             maturity value, $3,514,173) (a).....................     3,514,000
                                                                    -----------

            Total Investments -  (cost $56,432,202)........    99.8%  56,125,883
            Other Assets and
             Liabilities - net.............................     0.2      106,548
                                                              -----  -----------
            Net Assets ....................................   100.0% $56,232,431
                                                              =====  ===========

                                   EVERGREEN
                          Select Adjustable Rate Fund
                       Schedule of Investments(continued)
                               September 30, 1999


(a) The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at September 30, 1999.
Note: The maturity date included in each security description is the stated ma-turity date. The effective maturity of each security may be shorter due to current and projected prepayment rates. Changes in interest rates may accelerate or slow prepayment of mortgage obligations.

Summary of Abbreviations:
CMO    Collateralized Mortgage Obligations
FHLMC  Federal Home Loan Mortgage Corporation
FNMA   Federal National Mortgage Association
GNMA   General National Mortgage Association
IO     Interest Only
STRIPS Separate Trading of Registered Interest and Principal of Securities

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                             Select Core Bond Fund
                            Schedule of Investments
                               September 30, 1999

  Principal
   Amount                                                              Value

 CORPORATE BONDS - continued
             Automotive Equipment & Manufacturing - continued
 $   725,000 6.80%, 4/17/2001....................................   $    731,046
     235,000 Notes,
             8.80%, 3/1/2021.....................................        269,156
   9,000,000 Sr. Notes,
             5.50%, 1/14/2002....................................      8,789,202
                                                                    ------------
                                                                      55,646,356
                                                                    ------------
             Banks - 4.2%
     610,000 Bank of New York, Inc.,
              Notes (Subord.),
              6.50%, 12/1/2003...................................        601,522
   8,350,000 BankAmerica Corp.,
              7.75%, 7/15/2002...................................      8,604,926
   2,450,000 Firststar Bank (Milwaukee)
              Natl., 6.25%, 12/1/2002............................      2,427,499
             Natl. City Corp.:
   5,635,000 Debs. (Subord.),
             6.875%, 5/15/2019...................................      5,140,489
     900,000 Notes (Subord.),
             7.20%, 5/15/2005....................................        902,885
   9,750,000 PNC Funding Corp.,
              Notes (Subord.),
              6.125%, 2/15/2009..................................      8,905,396
     340,000 SunTrust Banks, Inc.,
              Notes (Subord.),
              6.125%, 2/15/2004..................................        330,684
     675,000 Wachovia Corp.,
              Notes (Subord.),
              6.15%, 3/15/2009...................................        629,921
  16,000,000 Washington Mutual Inc.,
              7.50%, 8/15/2006...................................     16,079,536
                                                                    ------------
                                                                      43,622,858
                                                                    ------------
             Brokers - 0.6%
     900,000 Bear Stearns Co., Inc.,
              Sr. Notes,
              6.25%, 7/15/2005...................................        857,688
     895,000 Donaldson Lufkin & Jenrette Securities, Inc.,
              6.50%, 6/1/2008....................................        838,070
   5,000,000 Morgan Stanley Group Inc.,
              5.625%, 1/20/2004..................................      4,775,915
                                                                    ------------
                                                                       6,471,673
                                                                    ------------
             Building, Construction & Furnishings - 2.2%
  10,000,000 Caterpillar Fin. Svcs., Inc.,
              6.50%, 2/1/2002....................................     10,022,880
  13,275,000 Masco Corp.,
              7.75%, 8/1/2029....................................     13,238,520
                                                                    ------------
                                                                      23,261,400
                                                                    ------------
             Chemical & Agricultural Products - 0.7%
   6,700,000 Rohm & Haas Co.,
              7.85%, 7/15/2029 (a)...............................      6,826,650
                                                                    ------------
             Diversified Companies - 0.7%
   7,000,000 Tyco Int'l. Group S.A.,
              6.875%, 9/5/2002...................................      7,017,878
                                                                    ------------

 ASSET-BACKED SECURITIES - 4.5%
             CIT Receivables Owner Trust:
 $   135,150 Ser. 1995-B, Cl. A1,
             6.50%, 4/15/2011...................................   $    135,671
     334,245 Ser. 1996-A, Cl. A1,
             5.40%, 12/15/2011..................................        332,462
     925,000 Contimortgage Home Equity
              Loan Trust,
              Ser. 1998-2, Cl. A4,
              6.15%, 1/15/2014..................................        912,989
  10,175,000 Distribution Fin. Svcs.
              Receivables Trust,
              Ser. 1999, Cl. A3,
              6.43%, 7/1/2011...................................     10,180,545
   9,466,299 Federal Express Corp.,
              Ser. 1998, Cl. A1,
              6.72%, 1/15/2022..................................      8,854,160
     276,215 Fleetwood 94 Trust,
              Ser. 1994, Cl. A,
              4.70%, 7/15/2009..................................        273,200
     256,084 Fleetwood Credit Corp. Grantor Trust, Ser. 1996-A,
              Cl. A,
              6.75%, 10/17/2011.................................        256,880
     891,481 Green Tree Receivables Equipment & Consumer Trust,
              Ser. 1998-A, Cl. A1C,
              6.18%, 6/15/2019..................................        884,728
             SLMA Student Loan Trust:
   1,538,639 Ser. 1997-2, Cl. A1,
             5.40%, 10/25/2005..................................      1,533,400
   1,331,577 Ser. 1997-3, Cl. 1FR,
             5.46%, 4/25/2006...................................      1,326,057
  22,826,903 Ser. 1998-1, Cl. A1,
             5.50%, 1/25/2007...................................     22,779,994
                                                                   ------------
             Total Asset-Backed Securities
              (cost $47,652,897)................................     47,470,086
                                                                   ------------
 CORPORATE BONDS & NOTES - 34.0%
             Aerospace & Defense - 1.6%
     350,000 Boeing Co.,
              Debs.,
              6.625%, 2/15/2038.................................        308,748
             Raytheon Co.:
  12,500,000 5.70%, 11/1/2003...................................     11,953,625
   4,425,000 7.20%, 8/15/2027...................................      4,112,064
                                                                   ------------
                                                                     16,374,437
                                                                   ------------
             Automotive Equipment & Manufacturing - 5.3%
     425,000 Dana Corp.,
              Notes,
              7.00%, 3/15/2028..................................        381,784
  13,750,000 Delphi Automotive Sys. Corp., 6.125%, 5/1/2004.....     13,245,293
             Ford Motor Co.:
  10,255,000 5.80%, 1/12/2009...................................      9,331,947
  15,130,000 6.375%, 2/1/2029...................................     13,051,713
     335,000  Debs.,
             8.90%, 1/15/2032...................................        386,390
             GMAC:
  10,365,000 MTN,
             5.85%, 1/14/2009...................................      9,459,825

                                   EVERGREEN
                             Select Core Bond Fund
                       Schedule of Investments(continued)
                               September 30, 1999

  Principal
   Amount                                                              Value

 CORPORATE BONDS - continued
             Finance & Insurance - 4.7%
 $20,000,000 American General Fin. Corp., MTN,
              6.67%, 6/28/2002...................................   $ 20,026,700
             Associates Corp. of North America:
     700,000 Notes,
             5.75%, 10/15/2003...................................        673,579
  10,000,000 Sr. Note,
             6.50%, 7/15/2002....................................      9,988,670
     800,000 Beneficial Corp.,
              6.33%, 10/9/2001...................................        797,920
     100,000 Commercial Credit Group, Inc.,
              8.70%, 6/15/2009...................................        110,889
             Household Fin. Corp.,
             Notes:
  10,500,000 6.50%, 11/15/2008...................................      9,896,092
   5,200,000 7.20%, 7/15/2006....................................      5,198,440
   1,315,000 Int'l. Lease Fin. Corp., MTN,
              6.42%, 9/11/2000...................................      1,318,931
     915,000 Mellon Finl. Co.,
              7.625%, 11/15/1999.................................        916,903
     450,000 Norwest Fin., Inc. MTN,
              6.05%, 11/19/1999..................................        450,335
                                                                    ------------
                                                                      49,378,459
                                                                    ------------
             Food & Beverage Products - 0.9%
   5,215,000 Coca-Cola Enterprises, Inc.,
              Debs.,
              6.75%, 1/15/2038...................................      4,610,686
   4,600,000 Pepsi Bottling Group Inc.,
              7.00%, 3/1/2029....................................      4,250,726
     790,000 Philip Morris Co., Inc.,
              6.15%, 3/15/2000...................................        791,770
                                                                    ------------
                                                                       9,653,182
                                                                    ------------
             Metals & Mining - 0.1%
     775,000 Aluminum Co. of America,
              Bonds, Ser. B,
              6.50%, 6/15/2018...................................        684,503
                                                                    ------------
             Oil/Energy - 2.3%
   7,000,000 Anadarko Petroleum Corp.,
              Debs.,
              7.20%, 3/15/2029...................................      6,457,388
     800,000 Enron Corp.,
              Sr. Notes,
              7.375%, 5/15/2019..................................        760,411
             Phillips Petroleum Co.,
             Debs.,
  13,560,000 7.125%, 3/15/2028...................................     12,154,248
     460,000 Sr. Notes,
             7.00%, 3/30/2029....................................        424,580
   4,850,000 Williams Cos., Inc.,
              7.625%, 7/15/2019..................................      4,677,801
                                                                    ------------
                                                                      24,474,428
                                                                    ------------
             Paper & Packaging - 0.1%
   1,000,000 Georgia Pacific Corp.,
              8.125%, 6/15/2023..................................        959,759
     325,000 Int'l. Paper Co.,
              Notes,
              6.50%, 11/15/2007..................................        313,031
                                                                    ------------
                                                                       1,272,790
                                                                    ------------
 CORPORATE BONDS - continued
             Real Estate - 4.4%
 $ 6,485,000 Avalon Properties, Inc.,
              Notes,
              6.625%, 1/15/2005.................................   $  6,218,317
     425,000 BRE Properties, Inc.,
              Notes,
              7.125%, 2/15/2013.................................        384,118
   3,470,000 Duke Reality L.P.,
              Puttable Reset Securities,
              7.05%, 3/1/2006...................................      3,342,557
  10,000,000 EOP Operating L.P.,
              Notes,
              6.80%, 1/15/2009..................................      9,261,600
             ERP Operating L.P.:
              Notes:
     875,000 6.55%, 11/15/2001..................................        867,007
  20,450,000 6.63%, 4/13/2005...................................     19,250,342
     450,000 Prologis Trust,
              Notes,
              7.00%, 10/1/2003..................................        441,256
   7,000,000 Spieker Properties L.P.,
              7.25%, 5/1/2009...................................      6,650,812
                                                                   ------------
                                                                     46,416,009
                                                                   ------------
             Retailing & Wholesale - 1.4%
   2,690,000 Dayton Hudson Corp.,
              5.95%, 6/15/2000..................................      2,693,107
             May Dept. Stores Co.:
             Debs.:
     650,000 6.70%, 9/15/2028...................................        588,532
     275,000 7.45%, 9/15/2011...................................        284,246
   7,700,000 Safeway Inc.,
              7.50%, 9/15/2009..................................      7,713,229
             Sears Roebuck Acceptance Corp.:
             MTN:
   1,500,000 5.63%, 2/7/2001....................................      1,478,628
     750,000 6.86%, 7/3/2001....................................        750,104
     750,000 6.99%, 9/30/2002...................................        748,097
                                                                   ------------
                                                                     14,255,943
                                                                   ------------
             Telecommunication Services & Equipment - 3.9%
   1,100,000 Alltel Corp.,
              Debs.,
              6.50%, 11/1/2013..................................        991,935
             AT&T Corp.:
             Notes:
     615,000 6.00%, 3/15/2009...................................        572,426
  16,540,000 6.50%, 3/15/2029...................................     14,639,554
   5,445,000 Bellsouth Telecommunications, Inc.,
              Debs.,
              6.375%, 6/1/2028..................................      4,783,596
     600,000 Pacific Bell,
              Notes,
              6.625%, 11/1/2009.................................        585,037
      82,000 Southwestern Bell Telephone Co., 6.625%,
              7/15/2007.........................................         80,743
             Sprint Capital Corp.,
              Notes:
   9,500,000 6.125%, 11/15/2008.................................      8,828,350
     640,000 6.375%, 5/1/2009...................................        604,736

                                   EVERGREEN
                             Select Core Bond Fund
                       Schedule of Investments(continued)
                               September 30, 1999

  Principal
   Amount                                                    Value

 CORPORATE BONDS - continued
             Telecommunication Services & Equipment -
               continued
 $10,000,000 Worldcom, Inc.,
              6.25%, 8/15/2003........................   $    9,830,290
                                                         --------------
                                                             40,916,667
                                                         --------------
             Transportation - 0.6%
             Burlington Northern Santa Fe Corp.:
     615,000 Debs.,
             6.70%, 8/1/2028..........................          542,804
     400,000 Notes,
             6.75%, 3/15/2029.........................          355,020
   5,000,000 Santa Fe Pacific Corp.,
              8.625%, 11/1/2004.......................        5,342,460
     420,000 United Parcel Service America, Inc.,
              Debs.,
              8.375%, 4/1/2030........................          467,918
                                                         --------------
                                                              6,708,202
                                                         --------------
             Utilities - 0.3%
   1,000,000 Carolina Power & Light Co.,
              1st Mtge Note,
              6.75%, 10/1/2002........................        1,000,941
   2,160,000 U.S. West Capital Funding, Inc., 6.25%,
              7/15/2005...............................        2,055,203
                                                         --------------
                                                              3,056,144
                                                         --------------
             Total Corporate Bonds & Notes
              (cost $360,481,656).....................      356,037,579
                                                         --------------
 COLLATERALIZED MORTGAGE OBLIGATIONS - 10.4%
   7,210,000 Citicorp Mtge. Sec., Inc.,
              6.49%, 9/25/2014........................        6,995,935
             FHLMC PC Gtd.:
  12,850,000 6.25%, 4/15/2012.........................       12,383,738
   7,045,000 8.50%, 6/15/2007.........................        7,343,165
     825,000 6.75%, 2/15/2007.........................          826,872
   1,228,387 8.00%, 4/15/2022.........................        1,259,626
     925,000 7.00%, 1/15/2008.........................          929,870
             FHLMC:
  17,725,000 6.00%, 3/15/2028.........................       16,143,310
  14,140,000 6.25%, 1/15/2012.........................       13,637,818
  14,575,000 6.279%, 6/15/2009........................       13,829,416
  11,025,000 6.50%, 10/15/2024........................       10,684,272
             FNMA:
  15,892,600 6.00%, 12/25/2010 - 6/25/2020............       15,306,381
   7,000,000 6.50%, 2/25/2021.........................        6,927,305
             FNMA REMIC Trust:
     648,858 7.50%, 5/25/2021.........................          660,359
   2,338,559 8.00%, 4/25/2007 - 7/25/2022.............        2,409,968
                                                         --------------
             Total Collateralized Mortgage Obligations
              (cost $109,377,406).....................      109,338,035
                                                         --------------

 MORTGAGE-BACKED SECURITIES - 34.8%
 $ 5,469,969 Bear Stearns Commercial Mtge.
              Sec., Inc.,
              7.00%, 5/20/2030................................   $    5,483,644
  24,565,000 Chase Commercial Mtge.
              Sec. Corp.,
              6.56%, 5/18/2008................................       23,968,439
  12,750,000 GMAC Commercial Mtge.
              Sec., Inc.,
              6.175%, 5/15/2033...............................       11,880,259
     960,000 GS Mtge. Secs. Corp.,
              6.62%, 10/18/2030...............................          931,666
             LB Commercial Conduit Mtge. Trust:
   5,460,000 6.21%, 10/15/2008................................        5,150,063
   9,452,603 6.41%, 8/15/2007.................................        9,257,738
             Morgan Stanley Capital I Inc.:
   9,373,789 6.25%, 7/15/2007.................................        9,130,023
  14,830,160 6.12%, 3/15/2031.................................       14,353,593
             FHLMC
     186,543 6.00%, 5/1/2011..................................          180,646
   6,420,000 6.00%, 7/15/2028.................................        5,912,435
     714,705 7.00%, 6/1/2008..................................          719,436
     165,303 7.50%, 4/1/2023..................................          166,892
      28,492 7.671%, 12/1/2020................................           28,770
             FNMA
  10,428,485 5.81%, 1/1/2009..................................        9,665,954
  65,495,580 6.00%, 7/1/2006 - 12/1/2099......................       62,499,726
   4,803,555 6.08%, 4/1/2005..................................        4,668,438
   5,207,027 6.153%, 12/1/2008................................        4,930,346
   4,088,651 6.318%, 4/1/2009.................................        3,903,814
  26,720,139 6.50%, 7/1/2014 - 8/1/2014.......................       26,233,031
     540,405 6.70%, 11/1/2007.................................          537,587
   1,446,311 6.81%, 8/1/2004..................................        1,448,210
     611,281 7.00%, 7/1/2005..................................          620,542
      87,570 7.919%, 6/1/2019.................................           88,627
     587,733 8.66%, 1/1/2005..................................          629,244

             GNMA
  19,500,000 5.50%, 10/25/2029................................       19,268,535
  51,403,838 6.00%, 2/15/2014 - 7/15/2014.....................       49,416,051
  13,667,450 6.50%, 11/15/2023 - 8/15/2027....................       13,197,173
  39,918,768 7.00%, 1/15/2029 - 8/15/2029.....................       39,220,988
  41,046,997 7.50%, 9/15/2010 - 9/15/2029.....................       41,240,573
     137,378 8.00%, 7/15/2016 - 6/15/2017.....................          142,451
     501,946 8.85%, 5/15/2018 - 7/15/2018.....................          526,843
                                                                 --------------
             Total Mortgage-Backed Securities (cost
              $365,896,941)...................................      365,401,737
                                                                 --------------

                                   EVERGREEN
                             Select Core Bond Fund
                       Schedule of Investments(continued)
                               September 30, 1999

  Principal
   Amount                                                             Value

 U.S. AGENCY OBLIGATIONS - 1.1%
 $11,500,000 FHLB,
              5.25%, 4/25/2002
              (cost $11,312,146)...............................   $   11,264,009
                                                                  --------------
 U.S. TREASURY OBLIGATIONS - 7.0%
             U.S. Treasury Bonds:
     520,000 8.125%, 8/15/2021.................................          621,075
  37,375,000 8.875%, 8/15/2017.................................       46,835,547
             U.S. Treasury Notes:
   9,041,030 3.375%, 1/15/2007.................................        8,637,014
  16,457,000 7.00%, 7/15/2006..................................       17,285,001
                                                                  --------------
             Total U.S. Treasury Obligations
              (cost $73,858,120)...............................       73,378,637
                                                                  --------------
 YANKEE OBLIGATIONS - 0.2%
             Government - 0.2%
   2,015,000 Quebec Province, Canada,
              5.75%, 2/15/2009
              (cost $1,908,875)................................        1,840,059
                                                                  --------------

   Shares                                                             Value

 MUTUAL FUND SHARES - 2.4%
      37,400 Blackrock 1999 Term Trust, Inc....................          374,000
     261,300 Blackrock 2001 Term Trust, Inc....................        2,351,700
     316,400 Blackrock North American Government, Inc..........        3,183,775
     147,700 Blackrock Strategic Term
              Trust, Inc.......................................        1,310,837
      43,100 Dreyfus Strategic Government
              Income Fund......................................          352,881
       7,400 Excelsior Income Shares, Inc......................          112,388
      25,500 First Commonwealth Fund, Inc......................          258,188
     232,200 Hyperion 1999 Term Trust, Inc. ...................        1,654,425

 MUTUAL FUND SHARES - continued
     458,800 Hyperion 2002 Term Trust, Inc. ..................   $    3,756,425
      50,700 Hyperion 2005 Investment
              Grade Opportunities Trust.......................          408,769
     304,300 Hyperion Total Return Fund, Inc. ................        2,339,306
      16,400 Income Opportunities Fund 1999...................          160,925
      47,300 Kemper Intermediate
              Government Trust................................          298,581
      96,300 Kleinwort Benson Australian
              Income Fund, Inc................................          607,894
     593,700 MFS Government Markets
              Income Trust....................................        3,636,412
     526,400 MFS Intermediate Income Trust....................        3,322,900
      27,000 Morgan Stanley Dean Witter Government Income
              Trust...........................................          222,750
      55,700 TCW/DW Term Trust 2000...........................          522,188
     118,100 Templeton Global Income
              Fund, Inc. .....................................          782,412
                                                                 --------------
             Total Mutual Fund Shares
              (cost $25,191,972)..............................       25,656,756
                                                                 --------------

 REPURCHASE AGREEMENT - 8.8%
 $91,932,000 State Street Bank
              Repurchase Agreement
              5.22%, dated 9/30/1999,
              due 10/1/1999 cost $91,932,000 maturity value
              $91,945,830 (b).................................       91,932,000
                                                                 --------------
             Total Investments -
              (cost $1,087,612,013)...................   103.2%  1,082,318,898
             Other Assets and Liabilities - net.......    (3.2)    (33,794,269)
                                                         -----  --------------
             Net Assets...............................   100.0% $1,048,524,629
                                                         =====  ==============

(a) Securities that may be resold to "qualified institutional buyers" un-der Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been deter-mined to be liquid under guidelines established by the Board of Trustees.
(b) Repurchase agreement is collateralized by the following:
  $21,866,000 FFCB, 9/10/2001; value including accrued interest -
   $22,307,245
  $35,000,000 FNMA, 12/10/2002; value including accrued interest -
   $35,717,672
  $35,000,000 FHLMC, 11/16/2000; value including accrued interest -
   $35,708,575

Summary of Abbreviations:
CMO   Collateralized Mortgage Obligation
FFCB  Federal Farm Credit Bank
FHLB  Federal Home Loan Bank
FHLMC Federal Home Loan Mortgage Corporation
FNMA  Federal National Mortgage Association
GNMA  General National Mortgage Association
MTN   Medium Term Note
REMIC Real Estate Mortgaged Investment Conduit
SLMA  Student Loan Marketing Association


                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                            Select Fixed Income Fund
                            Schedule of Investments
                               September 30, 1999

  Principal
   Amount                                                             Value

 ASSET-BACKED SECURITIES - 10.2%
 $ 2,000,000 American Airlines Pass Through Trust, Ser. 1999-1
              Cl. C, 7.155%, 10/15/2004........................   $   2,000,000
             Amresco Residential Securities Mtge. Loan Trust:
   1,905,684 Ser. 1998-2, Cl. A1,
             6.50%, 12/25/2015.................................       1,900,892
   8,000,000 Ser. 1998-2, Cl. A2, 6.245%, 4/25/2022............       7,970,680
   3,895,197 Carco Auto Loan Master Trust, Ser. 1997-1, Cl. A,
              6.689%, 8/15/2004................................       3,898,294
             Case Equipment Receivable Trust:
   1,857,000 Ser. 1997-B, Cl. A4, 6.41%, 9/15/2004.............       1,859,275
     200,000 Ser. 1998-A, Cl. A4, 5.86%, 2/15/2005.............         198,577
             Contimortgage Home Equity Loan Trust:
   4,705,658 Ser. 1996-1, Cl. A5, 6.15%, 3/15/2011.............       4,697,682
   3,185,000 Ser. 1997-2, Cl. A9, 7.09%, 4/15/2028.............       3,175,493
     827,489 Ser. 1997-4, Cl. A3, 6.26%, 7/15/2012.............         826,757
   5,000,000 Distribution Fin. Svcs. Receivables Trust, Ser.
             1999-3, Cl. A4, 6.65%, 11/3/2015..................       5,010,375
   5,495,999 Empire Funding Home Loan Owner Trust, Ser. 1998-1,
             Cl. A4, 6.64%, 12/25/2012.........................       5,373,576
     104,998 EQCC Home Equity Loan Trust,
             Ser. 1996-1, Cl. A2,
             5.82%, 9/15/2009..................................         105,047
             First Plus Home Loan Trust:
     559,729 Ser. 1997-2, Cl. A5, 6.82%, 4/10/2023.............         560,006
   2,455,000 Ser. 1997-3, Cl. A5, 6.86%, 10/10/2013............       2,465,520
     622,600 Heller Equipment Asset Receivables Trust, Ser.
              1997-1, Cl. A2,
              6.39%, 5/25/2005.................................         623,468
     598,927 IMC Home Equity Loan Trust,
              Ser. 1997-2, Cl. A3,
              6.94%, 11/20/2011................................         599,702
   2,329,038 Life Finl. Home Loan Owner Trust,
              Ser. 1997-3, Cl. A2,
              6.79%, 10/25/2011................................       2,319,174
   1,700,000 Metlife Capital Equipment Loan Trust, Ser. 1997-A,
              Cl. A, 6.85%, 5/20/2008..........................       1,706,502
     270,591 Olympic Automobile Receivables Trust, Ser. 1995-D,
              Cl. B, 6.10%, 4/15/2002..........................         270,861
   2,366,667 Sears Credit Account Master Trust,
              Ser. 1995-3, Cl. A,
              7.00%, 10/15/2004................................       2,386,322
   2,500,000 Southern Pacific Secd. Assets Corp., Ser. 1998-1,
              Cl. A6, 7.08%, 3/25/2028.........................       2,464,362
     631,774 The Money Store Home Equity Trust, Ser. 1992-B,
              Cl. A, 6.90%, 7/15/2007..........................         630,716

 ASSET-BACKED SECURITIES - continued
 $   451,491 Union Acceptance Corp.,
              Ser. 1996-A, Cl. A,
              5.40%, 4/7/2003..................................   $     449,755
             WFS Finl. Owner Trust:
   5,000,000 Ser. 1997-D, Cl. A4, 6.25%, 3/20/2003.............       5,004,625
   3,200,000 Ser. 1998-A, Cl. A4, 5.95%, 2/20/2003.............       3,179,600
   1,599,090 Xerox Rental Equipment Trust
             Ser. 1996-A,
             6.20%, 12/26/2005 (a).............................       1,596,092
                                                                  -------------
             Total Asset-Backed Securities
              (cost $61,563,823)...............................      61,273,353
                                                                  -------------
 CORPORATE BONDS & NOTES - 25.5%
             Automotive Equipment & Manufacturing - 1.4%
   3,567,000 GMAC, Sr. Notes,
              5.875%, 1/22/2003................................       3,470,552
   5,000,000 Johnson Controls, Inc., Sr. Notes, 6.30%,
              2/1/2008.........................................       4,716,320
                                                                  -------------
                                                                      8,186,872
                                                                  -------------
             Banks - 4.4%
      85,000 Banc One Corp., Sr. Notes (Subord.), 7.60%,
              5/1/2007.........................................          86,623
             BB & T Corp., Sr. Notes (Subord.):
   6,850,000 6.375%, 6/30/2005.................................       6,477,387
   1,000,000 7.05%, 5/23/2003..................................       1,010,434
   5,000,000 Citigroup, Inc., Sr. Notes, 6.125%, 6/15/2000.....       5,001,220
   3,000,000 First Chicago Corp., MTN, Sr. Notes (Subord.),
              9.20%, 12/17/2001................................       3,168,432
   2,120,000 NationsBank Corp., Sr. Notes, 5.75%, 3/15/2001....       2,101,613
   1,020,000 NCNB Corp., Sr. Notes (Subord.), 9.125%,
              10/15/2001.......................................       1,068,806
   1,970,000 Security Pacific Corp., Sr. Notes (Subord.),
              11.50%, 11/15/2000...............................       2,072,375
     899,000 Societe Generale (New York), Sr. Notes (Subord.),
              7.40%, 6/1/2006..................................         889,194
   5,000,000 Swiss Bank Corp. (New York), Sr. Notes (Subord.),
              6.75%, 7/15/2005.................................       4,877,505
                                                                  -------------
                                                                     26,753,589
                                                                  -------------
             Brokers - 3.7%
   1,545,000 Bear Stearns Co., Sr. Notes, 6.65%, 12/1/2004.....       1,510,873
             Lehman Brothers Holdings, Inc., Sr. Notes
              (Subord.):
   3,500,000 6.84%, 10/7/1999..................................       3,500,220
   2,640,000 7.25%, 4/15/2003..................................       2,649,998
             Sr. Notes:
   5,000,000 6.625%, 11/15/2000................................       5,008,495
      75,000 6.71%, 10/12/1999.................................          75,015
   2,350,000 Merrill Lynch & Co., Inc., 6.00%, 2/12/2003.......       2,299,414
   3,210,000 Morgan Stanley Dean Witter, Sr. Notes,
              5.89%, 3/20/2000.................................       3,213,293

                                   EVERGREEN
                            Select Fixed Income Fund
                       Schedule of Investments(continued)
                               September 30, 1999

  Principal
   Amount                                                             Value

 CORPORATE BONDS - continued
             Brokers - continued
 $ 1,665,000 Paine Webber Group, Inc., Sr. Notes, 6.50%,
              11/1/2005........................................   $   1,587,909
   2,405,000 Salomon Smith Barney, Inc.,
              Sr. Notes,
              6.25%, 1/15/2005.................................       2,323,725
                                                                  -------------
                                                                     22,168,942
                                                                  -------------
             Building, Construction & Furnishings - 0.8%
   5,000,000 Case Corp., Ser. B,
              6.25%, 12/1/2003.................................       4,869,840
                                                                  -------------
             Building Products - 0.2%
   1,545,000 CSR America, Inc., Sr. Notes, 6.875%, 7/21/2005...       1,499,135
                                                                  -------------
             Cable/Other Video Distribution - 0.2%
   1,288,000 Tele-Communications, Inc., Sr. Notes, 7.25%,
              8/1/2005.........................................       1,309,081
                                                                  -------------
             Finance & Insurance - 7.4%
   7,000,000 Associated P&C Holdings, Inc.
              Sr. Notes,
              6.75%, 7/15/2003 (a).............................       6,781,572
             Associates Corp. of North America, Sr. Notes:
   5,000,000 6.00%, 6/15/2000..................................       5,000,265
   1,890,000 6.75%, 7/15/2001..................................       1,902,122
   3,720,000 CIT Group Holdings, Inc., Sr. Notes, 6.375%,
              8/1/2002.........................................       3,684,969
   2,000,000 Commercial Credit Co., Sr. Notes, 6.75%,
              5/15/2000........................................       2,014,582
   8,750,000 First Security Corp., MTN, 6.08%, 2/9/2001........       8,695,873
   2,250,000 Horace Mann Educators Corp.,
              Sr. Notes,
              6.625%, 1/15/2006................................       2,138,834
   3,620,000 Household Fin. Corp., MTN,
              Sr. Notes,
              6.00%, 5/8/2000..................................       3,620,228
   1,695,000 Loews Corp., Sr. Notes, 6.75%, 12/15/2006.........       1,639,609
   5,000,000 Metropolitan Life Insurance Co.
              Sr. Notes,
              7.00%, 11/1/2005 (a).............................       4,932,355
   3,000,000 SFFED Corp. Sr. Debs., 11.20%, 9/1/2004 (a).......       3,389,649
   1,000,000 U.S. Life Corp., Sr. Notes, 6.375%, 6/15/2000.....       1,004,112
                                                                  -------------
                                                                     44,804,170
                                                                  -------------
             Food & Beverage Products - 0.5%
   1,800,000 Nabisco, Inc., Sr. Notes, 6.00%, 2/15/2001........       1,783,023
   1,355,000 Philip Morris Co., Inc., 6.15%, 3/15/2000.........       1,358,035
                                                                  -------------
                                                                      3,141,058
                                                                  -------------
             Healthcare Products & Services - 1.2%
   7,175,000 Columbia/HCA Healthcare
              Corp., MTN,
              6.875%, 7/15/2001................................       6,994,915
                                                                  -------------

 CORPORATE BONDS - continued
             Industrial Specialty Products & Services - 0.2%
 $ 1,000,000 Harcourt General, Inc., Sr. Notes,
              8.25%, 6/1/2002..................................   $   1,017,017
                                                                  -------------
             Oil/Energy - 0.3%
   1,600,000 Duke Capital Corp., Sr. Notes, Ser. A, 6.25%,
              7/15/2005........................................       1,528,162
                                                                  -------------
             Printing, Publishing, Broadcasting &
              Entertainment - 0.3%
   1,690,000 Time Warner, Inc., Sr. Notes, 8.11%, 8/15/2006....       1,753,939
                                                                  -------------
             Real Estate - 0.2%
   1,250,000 EOP Operating L.P., Sr. Notes, 6.376%, 2/15/2002..       1,231,456
                                                                  -------------
             Retailing & Wholesale - 0.3%
   1,585,000 Gap, Inc., Sr. Notes,
              6.90%, 9/15/2007.................................       1,577,433
                                                                  -------------
             Telecommunication Services & Equipment - 0.3%
   2,000,000 MCI Worldcom, Inc., Sr. Notes, 6.125%, 8/15/2001..       1,987,198
                                                                  -------------
             Transportation - 2.3%
   2,872,346 Continental Airlines, Inc., Ser. 971B, 7.461%,
              4/1/2013.........................................       2,830,683
   4,900,093 U.S. Airways,
              7.35%, 1/30/2018.................................       4,691,912
   6,000,000 Union Pacific Corp., 9.625%, 12/15/2002...........       6,471,384
                                                                  -------------
                                                                     13,993,979
                                                                  -------------
             Utilities - 1.8%
     423,000 Cmnwlth. Edison Co., MTN, 9.05%, 10/15/1999.......         423,336
   5,000,000 LG & E Capital Corp., 5.75%, 11/1/2001 (a)........       4,885,075
   2,000,000 Natl. Rural Utilities Cooperative Fin., 6.75%,
              9/1/2001.........................................       2,010,878
   3,675,000 PG & E Gas Transmission Northwest, Sr. Note,
              7.10%, 6/1/2005..................................       3,706,278
                                                                  -------------
                                                                     11,025,567
                                                                  -------------
             Total Corporate Bonds & Notes
              (cost $155,844,105)..............................     153,842,353
                                                                  -------------
 COLLATERALIZED MORTGAGE OBLIGATIONS - 16.2%
   3,250,000 Blackrock Capital Fin. LP, Ser. 1997, Cl. C1,
              7.15%, 10/25/2026 (a)............................       3,215,550
   3,000,000 Continental Airlines, Inc., Ser. 1999-2, Cl. C2,
              7.434%, 9/15/2004................................       2,974,425
             CS First Boston Mtge. Securities Corp.:
   5,000,000 Ser. 1998-C1, Cl. A1B, 6.48%, 5/17/2008...........       4,773,325
  15,000,000 Ser. 1998-Fl2A, Cl. D, 6.78%, 10/15/2001..........      14,772,000

                                   EVERGREEN
                            Select Fixed Income Fund
                       Schedule of Investments(continued)
                               September 30, 1999

  Principal
   Amount                                                             Value

 COLLATERALIZED MORTGAGE OBLIGATIONS - continued
 $   176,259 CWMBS, Inc., Ser. 1997-A1, Cl. A1, 7.00%,
              3/25/2027........................................   $     176,392
   3,486,357 Deutsche Mtge. & Asset Receivables Corp., Ser.
              1998-1, Cl. A1, 6.22%, 9/15/2007.................       3,370,766
             DLJ Commercial Mtge. Corp.:
   6,700,000 Ser. 1998, Cl. B1, 6.255%, 12/8/2000 (a)..........       6,679,197
   3,350,000 Ser. 1998, Cl. B2, 6.575%, 12/8/2000..............       3,343,350
             FHLMC
   1,675,000 Ser. 1519, Cl. F,
             6.75%, 3/15/2007..................................       1,684,556
   1,788,503 Ser. B-02, Cl. 1,
             5.75%, 10/15/2016.................................       1,785,560
             FHLMC PC Gtd.:
   3,018,752 Ser. 12, Cl. A,
             9.25%, 11/15/2019.................................       3,149,720
     153,285 Ser. 1608, Cl. FN,
             6.14%, 11/15/2023.................................         153,497
     626,873 Ser. 1935, Cl. FL,
             6.14%, 2/15/2027..................................         635,868
   5,750,000 FNMA, Ser. 1998-W8, Cl. A4,
              6.02%, 9/25/2028.................................       5,567,466
   2,658,166 Iroquois Trust, Ser. 1997-3, Cl. A, 6.68%,
              11/10/2003 (a)...................................       2,659,242
   3,000,000 Nationslink Funding Corp.,
              Ser. 1998-1, Cl. D,
              6.803%, 1/20/2008................................       2,790,000
             Potomac Gtd. Fin. Corp.:
   2,400,421 Ser. 1, Cl. A, 6.887%, 12/21/2026 (a).............       2,370,140
   2,000,000 Ser. 1, Cl. B, 7.00%, 12/21/2026 (a)..............       1,979,830
   3,503,925 Prudential Home Mtge. Securities, Ser. 1993-39,
              Cl. A8, 6.50%, 10/25/2008........................       3,478,259
             Prudential Securities Secd. Fin. Corp.:
   2,601,219 Ser. 1994-4, Cl. A1,
             8.12%, 2/15/2025..................................       2,648,418
   3,912,685 Ser. 1998-C1, Cl. 1A1,
             6.105%, 11/15/2002................................       3,886,724
   2,384,689 RMF Commercial Mtge. Pass-Through Certificates,
              Ser. 1997-1, Cl. A1,
              6.38%, 1/15/2019 (a).............................       2,372,348
   1,002,392 Saxon Mtge. Securities Corp.,
              Ser. 1993-8A, Cl. 1A2, 7.375%, 9/25/2023.........       1,005,304
             Structured Asset Securities Corp.:
   7,000,000 Ser. 1996-CFL, Cl. C, 6.525%, 2/25/2028...........       6,983,025
   3,319,494 Ser. 1997-C1, Cl. A,
             6.28%, 8/25/2000..................................       3,321,768
  11,974,593 Ser. 1998-C2, Cl. E,
             5.98%, 2/25/2001 (a)..............................      11,816,708
                                                                  -------------
             Total Collateralized Mortgage Obligations
              (cost $98,277,370)...............................      97,593,438
                                                                  -------------

 MORTGAGE-BACKED SECURITIES - 13.1%
             FHLMC
 $   232,545 6.00%, 12/1/2000..................................   $     231,897
     976,869 6.50%, 7/1/2004...................................         970,920
     155,026 7.00%, 1/1/2000...................................         155,487
     109,428 8.00%, 2/1/2000 - 4/1/2000........................         111,582
             FNMA
      73,806 5.75%, 6/1/2017...................................          72,633
   8,105,350 5.886%, 2/1/2031..................................       7,929,626
   2,933,269 6.00%, 11/1/2008..................................       2,874,017
  15,000,000 6.50%, 12/1/2099..................................      14,718,750
  24,000,000 7.00%, 12/1/2099..................................      23,778,720
   4,268,755 11.00%, 2/15/2025.................................       4,778,107
             GNMA
  10,000,000 7.50%, 12/15/2099.................................      10,031,200
   5,856,444 8.05%, 6/15/2019 - 10/15/2020.....................       6,053,108
   5,651,705 8.30%, 9/15/2019 - 1/15/2021......................       5,854,876
   1,199,855 9.20%, 4/15/2018 - 9/15/2018......................       1,283,917
                                                                  -------------
             Total Mortgage-Backed Securities
              (cost $79,208,670)...............................      78,844,840
                                                                  -------------
 U.S. TREASURY NOTES - 24.3%
  15,000,000 5.625%, 5/15/2008+................................      14,568,750
  10,160,000 5.75%, 4/30/2003+.................................      10,147,300
  37,470,000 6.125%, 8/15/2007+................................      37,528,566
  21,500,000 6.50%, 10/15/2006+................................      21,983,750
  29,500,000 6.625%, 5/15/2007+................................      30,440,312
  12,220,000 7.00%, 7/15/2006+.................................      12,834,825
  17,695,000 7.875%, 11/15/2004+...............................      19,182,495
                                                                  -------------
             Total U. S. Treasury Notes (cost $147,688,581)....     146,685,998
                                                                  -------------
 U.S.  AGENCY OBLIGATIONS - 9.9%
             FHLB - 6.8%
   2,000,000 5.45%, 10/19/2005.................................       1,895,934
   3,050,930 5.467%, 2/19/2004.................................       2,990,826
   5,000,000 5.72%, 8/25/2003..................................       4,892,815
   3,720,000 5.89%, 6/30/2008..................................       3,530,712
   5,000,000 5.905%, 3/27/2008.................................       4,759,330
     778,953 6.043%, 4/28/2003.................................         780,900
   5,000,000 6.07%, 8/28/2008..................................       4,720,155
   1,810,000 6.10%, 10/12/2000.................................       1,810,005
   1,306,785 6.23%, 5/18/2005..................................       1,311,751
   4,000,000 6.54%, 12/12/2007.................................       3,887,084
  10,000,000 7.70%, 9/20/2004..................................      10,560,190
                                                                  -------------
                                                                     41,139,702
                                                                  -------------

                                   EVERGREEN
                            Select Fixed Income Fund
                       Schedule of Investments(continued)
                               September 30, 1999

  Principal
   Amount                                                             Value

 U.S. AGENCY OBLIGATIONS - continued
             FHLMC - 0.7%
 $ 2,250,000 6.51%, 1/8/2007...................................   $   2,242,445
   1,825,000 6.97%, 6/16/2005..................................       1,814,785
                                                                  -------------
                                                                      4,057,230
                                                                  -------------
             FNMA - 2.4%
   6,441,000 5.125%, 2/13/2004.................................       6,134,602
   4,000,000 5.52%, 4/17/2002..................................       3,929,036
   4,495,000 6.95%, 11/13/2006.................................       4,462,267
                                                                  -------------
                                                                     14,525,905
                                                                  -------------
             Total U.S. Agency Obligations
              (cost $61,405,368)...............................      59,722,837
                                                                  -------------
 YANKEE OBLIGATIONS - 4.9%
             Banks - 4.2%
             Korea Dev. Bank:
   5,000,000 7.25%, 5/15/2006..................................       4,712,145
   5,000,000 7.375%, 9/17/2004.................................       4,872,000
  14,865,000 Natl. Bank of Canada, Sr. Notes (Subord.), Ser. B,
              8.125%, 8/15/2004................................      15,589,520
                                                                  -------------
                                                                     25,173,665
                                                                  -------------
             Finance & Insurance - 0.2%
   1,500,000 FBG Fin. Ltd., Sr. Notes,
              6.75%, 11/15/2005 (a)............................       1,457,550
                                                                  -------------
             Oil/Energy - 0.3%
   1,625,000 Amoco Argentina Oil Co., MTN, 6.75%, 2/1/2007.....       1,621,736
                                                                  -------------
             Utilities - 0.2%
   1,000,000 Hydro Quebec, MTN, 7.52%, 7/17/2003...............       1,027,302
                                                                  -------------
             Total Yankee Obligations (cost $29,627,201).......      29,280,253
                                                                  -------------
 MUNICIPALS - 0.5%
   3,000,000 Virginia Electric & Power Co., MTN, 6.30%,
              6/21/2001........................................       2,994,225
                                                                  -------------
             Total Municipals
              (cost $3,000,000)................................       2,994,225
                                                                  -------------

 COMMERCIAL PAPER - 25.2%
             Aerospace & Defense - 4.2%
 $25,000,000 TRW, Inc.,
              5.54%, 10/29/1999*...............................   $  24,892,278
                                                                  -------------
             Banks - 0.4%
   2,572,000 Natl. Cooperative Bank,
              5.60%, 10/29/1999*...............................       2,560,798
                                                                  -------------
             Building, Construction & Furnishings - 4.1%
  25,000,000 Conseco, Inc.,
              5.60%, 10/29/1999*...............................      24,891,111
                                                                  -------------
             Chemical & Agricultural Products - 4.2%
  25,000,000 Air Products & Chemicals, Inc.,
              5.55%, 10/29/1999*...............................      24,892,083
                                                                  -------------
             Paper & Packaging - 4.1%
  25,000,000 Georgia Pacific Corp., 5.60%, 10/29/1999*.........      24,891,111
                                                                  -------------
             Retailing & Wholesale - 4.1%
  25,000,000 J.C. Penney Funding Corp., 5.60%, 10/29/1999*.....      24,891,111
                                                                  -------------
             Telecommunication Services & Equipment - 4.1%
  25,000,000 AT&T Capital Corp., 5.75%, 10/29/1999*............      24,888,194
                                                                  -------------
             Total Commercial Paper (cost $151,906,686)........     151,906,686
                                                                  -------------
 REPURCHASE AGREEMENT - 3.1%
  18,750,303 Societe Generale Repurchase Agreement 5.30%, dated
              9/30/1999, due 10/1/1999 cost $18,750,303
              maturity value $18,753,063 (b)...................      18,750,303
                                                                  -------------
             Total Investments -
              (cost $807,272,107) ......................   132.9%   800,894,286
             Other Assets and Liabilities - net.........   (32.9)  (198,376,844)
                                                           -----  -------------
             Net Assets.................................   100.0% $ 602,517,442
                                                           =====  =============

(a) Securities that may be resold to "qualified institutional buyers" un-der Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been deter-mined to be liquid under guidelines established by the Board of Trustees.
(b) Repurchase agreement is collateralized by $100,000 U.S. Treasury Note, 6.25%, due 02/15/2008 with a value including accrued inter-est, - $99,833 and $19,031,000 U.S. Treasury STRIPS, 3.625%, due
    01/15/2008 with a value, including accrued interest, - $18,710,271.
+   A portion of these securities are on loan (see note 7).
*   Represents collateral received for securities on loan.

Summary of Abbreviations:
FHLB   Federal Home Loan Bank
FHLMC  Federal Home Loan Mortgage Corporation
FNMA   Federal National Mortgage Association
GNMA   General National Mortgage Association
MTN    Medium Term Note
STRIPS Separate Trading of Registered Interest and Principal of Securi-ties


                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                            Select Income Plus Fund
                            Schedule of Investments
                               September 30, 1999

   Shares                                                             Value

 COMMON STOCKS - 0.2%
             Finance & Insurance - 0.2%
       4,000 First Republic Preferred Capital Corp., Preferred,
              Ser. A
              (cost $4,000,000) (a).............................   $  4,000,000
                                                                   ------------

 ASSET-BACKED SECURITIES - 5.2%
 $ 7,325,000 BankBoston Receivable
              Asset-Backed Trust,
              Ser. 1997-1, Cl. A8,
              6.54%, 5/15/2009..................................      7,324,231
   3,542,081 Carco Auto Loan Master Trust,
              Ser. 1997-1, Cl. A,
              6.689%, 8/15/2004.................................      3,544,897
   7,575,000 Case Equipment Receivable Trust, Ser. 1997-B, Cl.
              A4,
              6.41%, 9/15/2004..................................      7,584,279
   2,980,000 Contimortgage Home Equity Loan Trust,
              Ser. 1997-2,Cl. A9,
              7.09%, 4/15/2028..................................      2,971,105
   1,412,945 Continental Airlines, Inc.,
              Ser. 1997-CI,
              7.42%, 4/1/2007...................................      1,407,286
   1,078,953 Corestates Home Equity Trust,
              Ser. 1993-2, Cl. A,
              5.10%, 3/15/2009..................................      1,073,046
   4,996,363 Empire Funding Home Loan Owner Trust,
              Ser. 1998-1, Cl. A4,
              6.64%, 12/25/2012.................................      4,885,069
      40,625 FA Title I American Savings & Loan, 9.50%, 5/2/2002
              (d)...............................................         40,625
   1,865,763 First Plus Home Loan Trust,
              Ser. 1997-2, Cl. A5,
              6.82%, 4/10/2023..................................      1,866,687
     243,617 Harley-Davidson Eaglemark Motorcycle Trust,
              Ser. 1997-3, Cl. A1,
              5.98%, 12/15/2001.................................        243,221
   2,058,377 Harley-Davidson Eaglemark Ownership Trust,
              Ser. 1996-3, Cl. A2,
              6.35%, 10/15/2002.................................      2,060,146
   2,807,847 Heller Equipment Asset
              Receivables Trust,
              Ser. 1997-1, Cl. A2,
              6.39%, 5/25/2005..................................      2,811,764
  10,000,000 Jet Equipment Trust,
              Ser. A10,
              9.41%, 6/15/2010..................................     10,957,260
             MBNA Master Credit Card Trust:
   6,300,000 5.33%, 2/15/2006...................................      6,293,732
   6,155,000 5.29%, 2/15/2005...................................      6,144,444
   5,000,000 Paine Webber Mtge. Acceptance Corp.,
              Ser. 1996-M1, Cl. E,
              7.655%, 1/2/2012..................................      4,917,187
             Potomac Gtd. Fin. Corp.:
  16,322,861 6.89%, 12/21/2026..................................     16,116,948
   5,250,000 7.22%, 12/21/2026..................................      5,110,744

 ASSET-BACKED SECURITIES - continued
 $   104,969 Sears Mtge. Securities Corp.,
              Ser. 1998, Cl. PA 19,
              10.36%, 7/25/2018 (d)..............................   $    104,969
   2,862,898 Southwest Airlines Co.,
              Ser. 1996-A Cl. A1,
              7.67%, 1/2/2014....................................      2,924,694
   5,000,000 US Airways Pass Through Trust,
              Ser. 1999-1, Cl. A,
              8.36%, 7/20/2020...................................      4,968,675
     832,202 Xerox Rental Equipment Trust,
              Ser. 1996-A,
              6.20%, 12/25/2005..................................        830,641
                                                                    ------------
             Total Asset-Backed Securities
              (cost $94,015,813).................................     94,181,650
                                                                    ------------
 CORPORATE BONDS & NOTES - 32.7%
             Aerospace & Defense - 0.9%
   6,000,000 Raytheon Co., Deb.,
              6.00%, 12/15/2010..................................      5,382,306
  10,480,000 United Technologies Corp.,
              Notes,
              7.00%, 9/15/2006...................................     10,510,182
                                                                    ------------
                                                                      15,892,488
                                                                    ------------
             Banks - 4.1%
   5,000,000 Banq Paribas, New York,
              Notes (Subord.),
              6.95%, 7/22/2013...................................      4,614,960
   7,500,000 Comerica, Inc.,
              Notes (Subord.),
              7.125%, 12/1/2013..................................      7,366,942
   6,200,000 Fleet Finl. Group Inc.,
              Notes,
              6.375%, 5/15/2008..................................      5,827,988
   8,540,000 Fleet Finl. Group Inc.,
              Deb. (Subord.),
              6.875%, 1/15/2028..................................      7,595,553
   1,150,000 FNBC Inc.,
              Pass-Thru Certificates,
              Ser. 1993-A,
              8.08%, 1/5/2018....................................      1,195,701
   4,000,000 HUBCO Capital Trust II,
              Ser. B,
              7.65%, 6/15/2028...................................      3,674,320
      59,000 Irving Bank Corp.,
              Deb.,
              8.50%, 6/1/2002....................................         59,076
   7,925,000 KeyCorp,
              Notes (Subord.),
              7.50%, 6/15/2006...................................      7,980,713
   7,000,000 Mellon Capital I,
              Ser. A,
              7.72%, 12/1/2026...................................      6,597,752
  10,000,000 NationsBank Corp.,
              Sr. Notes,
              5.75%, 3/15/2001...................................      9,913,270
   5,000,000 NCNB TX Natl. Bank of Dallas,
              9.50%, 6/1/2004....................................      5,541,135
  11,000,000 PNC Inc., Institutional Capital
              Trust B,
              Spl. Purpose,
              8.315%, 5/15/2027 (a)..............................     10,723,691

                                   EVERGREEN
                            Select Income Plus Fund
                       Schedule of Investments(continued)
                               September 30, 1999

  Principal
   Amount                                                              Value

 CORPORATE BONDS - continued
             Banks - continued
 $ 3,000,000 SFFED Corp.,
              Sr. Deb.,
              11.20%, 9/1/2004 (a)...............................   $  3,389,649
                                                                    ------------
                                                                      74,480,750
                                                                    ------------
             Brokers - 2.5%
   6,315,000 Donaldson Lufkin & Jenrette Securities, Inc.,
              6.50%, 6/1/2008....................................      5,913,309
             Lehman Brothers Holdings Inc.:
   5,000,000 6.00%, 2/26/2001....................................      4,959,415
  12,000,000 7.50%, 9/1/2006.....................................     11,949,492
   4,600,000 Merrill Lynch & Co., Inc.,
              8.40%, 11/1/2019...................................      4,874,372
  12,250,000 Morgan Stanley Dean Witter,
              5.25%, 2/8/2001....................................     12,096,630
   5,000,000 Paine Webber Group Inc.,
              Sr. Notes,
              6.50%, 11/1/2005...................................      4,768,495
       3,558 Salomon Brothers Mtge. Securities
              IV, Inc.,
              10.25%, 4/1/2016 (d)...............................          3,558
                                                                    ------------
                                                                      44,565,271
                                                                    ------------
             Building, Construction & Furnishings - 1.1%
  10,000,000 Masco Corp.,
              Sr. Notes,
              7.75%, 8/1/2029....................................      9,972,520
  10,000,000 Owens-Corning Inc.,
              Notes,
              7.50%, 5/1/2005....................................      9,764,430
                                                                    ------------
                                                                      19,736,950
                                                                    ------------
             Building Products - 0.3%
   5,000,000 Cemex S.A.
              Notes,
              9.625%, 10/1/2009..................................      4,964,100
                                                                    ------------
             Cable/Other Video
              Distribution - 0.4%
   6,910,000 Comcast Cable Communications I,
              Sr. Notes,
              6.20%, 11/15/2008..................................      6,345,453
                                                                    ------------
             Chemical & Agricultural
              Products - 0.5%
   4,000,000 Freeport McMoran Resource Partners,
              Sr. Notes,
              7.00%, 2/15/2008...................................      3,775,188
   5,000,000 Millenium America Inc.,
              Sr. Notes,
              7.00%, 11/15/2006..................................      4,596,090
                                                                    ------------
                                                                       8,371,278
                                                                    ------------
             Commercial Services - 0.3%
   5,000,000 Federal Express Corp.,
              9.65%, 6/15/2012...................................      5,873,370
                                                                    ------------
 CORPORATE BONDS - continued
             Communication Systems & Services - 0.5%
 $10,000,000 Metromedia Fiber Network, Inc.,
               Sr. Notes,
              10.00%, 11/15/2008.................................   $  9,700,000
                                                                    ------------
             Consumer Products &
              Services - 0.5%
   8,750,000 Procter & Gamble Co.,
              Notes,
              6.875%, 9/15/2009..................................      8,786,383
                                                                    ------------
             Electrical Equipment &
              Services - 0.6%
   7,000,000 Central VT Pub. Svcs. Corp.,
              8.125%, 8/1/2004...................................      6,910,638
   5,000,000 Texas Instruments, Inc.,
              Notes,
              6.125%, 2/1/2006...................................      4,704,965
                                                                    ------------
                                                                      11,615,603
                                                                    ------------
             Finance & Insurance - 5.0%
   8,365,000 Associates Corp. of North America,
              Sr. Notes,
              5.80%, 4/20/2004...................................      8,042,939
   5,000,000 Capital One Finl. Corp.,
              Sr. Notes,
              7.25%, 5/1/2006....................................      4,778,655
  10,000,000 Citigroup Capital II,
              7.75%, 12/1/2036...................................      9,475,050
   3,000,000 ERP Operating L.P.,
              6.63%, 4/13/2015...................................      2,824,011
             Ford Motor Credit Co.:
   5,000,000 6.70%, 7/16/2004....................................      4,973,775
   3,500,000 8.00%, 6/15/2002....................................      3,625,828
  10,000,000 Heller Finl. Inc.,
              Notes,
              6.00%, 3/19/2004...................................      9,591,420
  20,000,000 Household Fin. Corp.,
              Notes,
              7.20%, 7/15/2006...................................     19,994,000
  10,000,000 Loews Corp.,
              Sr. Notes,
              7.00%, 10/15/2023..................................      8,735,840
   6,100,000 Macsaver Finl. Svcs. Inc.,
              Deb.,
              7.60%, 8/1/2007....................................      4,178,500
   6,265,000 Mellon Capital II,
              Ser. B,
              7.995%, 1/15/2027..................................      6,057,259
   8,097,438 Topaz Ltd.,
              Ser. 1997-1,
              6.92%, 3/10/2007 (a)...............................      8,126,184
     750,000 Wesco Finl. Corp.,
              Notes,
              8.875%, 11/1/1999..................................        751,825
                                                                    ------------
                                                                      91,155,286
                                                                    ------------

                                   EVERGREEN
                            Select Income Plus Fund
                       Schedule of Investments(continued)
                               September 30, 1999

  Principal
   Amount                                                             Value

 CORPORATE BONDS - continued
             Food & Beverage Products - 0.8%
 $ 7,000,000 Coca Cola Enterprises, Inc.,
              Notes,
              7.875%, 2/1/2002..................................   $  7,226,751
   6,805,000 Philip Morris Co., Inc.,
              (Eff. Yield 6.15%),
              0.00%, 3/15/2000 (c)..............................      6,820,243
                                                                   ------------
                                                                     14,046,994
                                                                   ------------
             Forest Products - 0.3%
   5,391,000 Weyerhaeuser Co.,
              6.95%, 8/1/2017...................................      5,093,681
                                                                   ------------
             Gaming - 0.2%
   4,000,000 Circus Circus Enterprises Inc., 7.625%, 7/15/2013..      3,390,000
                                                                   ------------
             Machinery - Diversified - 1.0%
  12,165,000 Caterpillar Inc.,
              Sr. Deb.,
              7.25%, 9/15/2009..................................     12,234,024
   5,000,000 Deere & Co.,
              8.95%, 6/15/2019..................................      5,744,435
                                                                   ------------
                                                                     17,978,459
                                                                   ------------
             Oil/Energy - 2.3%
   6,500,000 Atlantic Richfield Co.,
              Deb.,
              9.00%, 4/1/2021...................................      7,610,395
  15,000,000 Occidental Petroleum Corp.,
              Sr. Notes,
              8.45%, 2/15/2029..................................     15,731,235
   2,500,000 Suburban Propane Partners, L.P.,
              Sr. Notes,
              7.54%, 6/30/2011..................................      2,580,250
  10,000,000 Texaco Capital, Inc.,
              Notes,
              5.50%, 1/15/2009..................................      9,018,050
   6,000,000 Transocean Offshore Inc.,
              Notes,
              7.45%, 4/15/2027..................................      6,026,118
                                                                   ------------
                                                                     40,966,048
                                                                   ------------
             Paper & Packaging - 1.2%
  10,000,000 Fort James Corp.,
              Sr. Notes,
              6.625%, 9/15/2004.................................      9,863,180
   5,000,000 Georgia Pacific Corp.,
              Deb.,
              7.70%, 6/15/2015..................................      4,934,665
   8,000,000 Westvaco Corp.,
              7.75%, 2/15/2023..................................      7,963,488
                                                                   ------------
                                                                     22,761,333
                                                                   ------------
             Printing, Publishing, Broadcasting &
              Entertainment - 1.0%
   1,132,000 Belo (A.H.) Corp.,
              Sr. Notes,
              6.875%, 6/1/2002..................................      1,123,455
             Time Warner, Inc.:
   4,000,000 6.88%, 6/15/2018...................................      3,694,480

 CORPORATE BONDS - continued
             Printing, Publishing, Broadcasting &
              Entertainment - continued
 $ 8,355,000 8.11%, 8/15/2006...................................   $  8,671,103
   5,000,000 8.18%, 8/15/2007...................................      5,249,355
                                                                   ------------
                                                                     18,738,393
                                                                   ------------
             Retailing & Wholesale - 1.6%
   3,500,000 Dayton Hudson Corp.,
              Notes,
              5.875%, 11/1/2008.................................      3,216,007
   6,000,000 Dillards Inc.,
              Notes,
              6.08%, 8/1/2000...................................      5,965,362
  12,000,000 Kroger Co.,
              6.00%, 1/1/2000...................................     11,974,800
   8,000,000 Wal Mart Stores Inc.,
              Notes,
              6.875%, 8/10/2009.................................      8,027,848
                                                                   ------------
                                                                     29,184,017
                                                                   ------------
             Telecommunication Services & Equipment - 4.2%
   5,000,000 Airtouch Communications, Inc.,
              Notes,
              7.00%, 10/1/2003..................................      5,021,950
   6,935,000 AT&T Corp.,
              Notes,
              6.50%, 3/15/2029..................................      6,138,168
   2,727,412 Bellsouth Savings & Employee Stock Option Trust,
              Ser. A,
              9.125%, 7/1/2003..................................      2,881,399
             GTE Corp.:
   5,000,000 9.38%, 12/1/2000...................................      5,171,110
   7,500,000 6.36%, 4/15/2006...................................      7,292,520
  10,500,000 Qwest Communications Int'l., Inc.,
              Sr. Notes,
              7.50%, 11/1/2008..................................     10,421,250
  10,000,000 Sprint Capital Corp.,
              Notes,
              6.90%, 5/1/2019...................................      9,312,960
   5,000,000 Sprint Spectrum, L.P.,
              Sr. Notes,
              11.00%, 8/15/2006                                       5,625,000
   6,375,000 Tele-Communications, Inc.,
              7.25%, 8/1/2005...................................      6,479,340
             Worldcom, Inc.:
  12,510,000 6.40%, 8/15/2005...................................     12,224,159
   5,000,000 6.95%, 8/15/2028...................................      4,665,980
                                                                   ------------
                                                                     75,233,836
                                                                   ------------
             Transportation - 1.6%
   4,000,000 AMERCO,
              Sr. Notes,
              7.20%, 4/1/2002...................................      3,935,988
  10,000,000 CSX Corp.,
              8.10%, 9/15/2022..................................     10,180,790
             U.S. West Capital Funding, Inc.:
  10,000,000 6.25%, 7/15/2005...................................      9,514,830
   5,000,000 6.38%, 7/15/2008...................................      4,666,995
                                                                   ------------
                                                                     28,298,603
                                                                   ------------

                                   EVERGREEN
                            Select Income Plus Fund
                       Schedule of Investments(continued)
                               September 30, 1999

  Principal
   Amount                                                             Value

 CORPORATE BONDS - continued
             Utilities - Electric - 1.8%
 $ 3,000,000 Carolina Power & Light Co.,
              8.625%, 9/15/2021.................................   $  3,303,240
  10,000,000 Cmnwlth. Edison Co.,
              Notes,
              7.625%, 1/15/2007.................................     10,195,860
  10,000,000 Duke Capital Corp.,
              Sr. Notes,
              7.25%, 10/1/2004..................................     10,037,490
   8,500,000 Niagara Mohawk Power Corp.,
              Sr. Notes, Ser. G,
              7.75%, 10/1/2008..................................      8,629,829
                                                                   ------------
                                                                     32,166,419
                                                                   ------------
             Total Corporate Bonds & Notes
              (cost $604,357,336)...............................    589,344,715
                                                                   ------------
 COLLATERALIZED MORTGAGE OBLIGATIONS - 1.4%
             FHLMC:
   3,500,000 5.85%, 1/25/2019...................................      3,440,623
   4,559,153 6.50%, 4/15/2018...................................      4,577,914
   5,770,000 6.75%, 3/15/2007...................................      5,802,918
             FNMA:
   4,120,000 6.50%, 3/25/2019...................................      4,067,944
   7,724,000 7.75%, 9/25/2022...................................      7,788,635
                                                                   ------------
             Total Collateralized Mortgage Obligations (cost
              $25,267,532)......................................     25,678,034
                                                                   ------------
 MORTGAGE-BACKED SECURITIES - 2.0%
             FHLMC:
   1,790,265 5.50%, 4/1/2006....................................      1,708,163
   5,000,000 6.24%, 10/6/2004...................................      4,962,705
   1,209,298 6.50%, 11/1/1999...................................      1,211,378
   2,000,000 6.75%, 5/30/2006...................................      2,023,742
   8,250,000 7.00%, 9/15/2007...................................      8,195,426
   4,555,123 7.50%, 5/1/2009 - 10/1/2010........................      4,636,341
   2,804,299 8.00%, 7/1/2025....................................      2,874,463
      38,568 11.88%, 6/15/2013..................................         40,565
   9,895,005 GNMA,
              6.50%, 4/20/2029..................................      9,442,506
                                                                   ------------
             Total Mortgage-Backed Securities (cost
              $35,682,597)......................................     35,095,289
                                                                   ------------
 U.S. AGENCY OBLIGATIONS - 18.1%
             FFCB:
   2,000,000 5.75%, 2/9/2005....................................      1,930,220
   7,000,000 6.37%, 10/30/2007..................................      6,891,283
   2,000,000 7.60%, 7/24/2006...................................      2,085,402
   1,091,332 FHA
              Puttable Project Loan 64,
              7.43%, 1/1/2024...................................      1,112,433
             FHLB:
  10,000,000 5.38%, 3/2/2001....................................      9,918,030
   2,000,000 5.50%, 1/21/2003...................................      1,955,860
  10,000,000 5.62%, 1/27/2003...................................      9,811,440
  10,000,000 5.75%, 4/30/2001...................................      9,961,120
   5,000,000 5.82%, 7/13/2005...................................      4,840,180
   5,000,000 6.50%, 11/29/2005..................................      4,998,505

 U.S. AGENCY OBLIGATIONS - continued
             Finl. Assistance Corp.:
 $17,500,000 8.80%, 6/10/2005....................................   $ 19,419,838
   5,000,000 9.38%, 7/21/2003....................................      5,499,430
             FNMA:
  37,170,000 5.13%, 2/13/2004....................................     35,401,823
   2,000,000 6.29%, 2/11/2002....................................      2,005,614
   5,000,000 6.38%, 1/16/2002....................................      5,028,810
  15,099,000 6.38%, 6/15/2009....................................     14,781,423
   8,873,876 6.50%, 8/1/2010 - 9/1/2010..........................      8,764,931
  11,653,838 7.00%, 11/1/2026....................................     11,525,529
  16,691,099 7.50%, 6/1/2002 - 5/1/2027..........................     16,810,211
             GNMA:
  26,332,216 6.00%, 4/15/2011 - 1/20/2029........................     24,515,847
  42,708,200 6.50%, 2/15/2009 - 5/15/2028........................     41,047,752
  20,593,202 7.00%, 2/15/2011 - 5/15/2027........................     20,332,671
  26,551,295 7.50%, 9/15/2025 - 6/15/2027........................     26,695,071
   9,041,205 8.00%, 6/15/2026 - 12/15/2026.......................      9,260,093
   5,930,988 8.25%, 7/15/2008 - 5/15/2020........................      6,174,281
     373,269 8.50%, 7/15/2021....................................        388,799
   6,197,378 9.00%, 5/15/2016 - 10/15/2021.......................      6,537,916
   1,381,200 9.50%, 8/15/2018 - 12/15/2020.......................      1,484,333
      37,790 11.50%, 5/15/2013 - 6/15/2013.......................         42,652
             Private Export Funding Corp.:
  10,000,000 7.30%, 1/31/2002....................................     10,251,540
   2,000,000 7.90%, 3/31/2000....................................      2,022,398
   5,000,000 6.90%, 1/31/2003....................................      5,096,140
                                                                    ------------
             Total U.S. Agency Obligations
              (cost $328,847,764)................................    326,591,575
                                                                    ------------
 U.S. TREASURY OBLIGATIONS - 29.3%
             U.S. Treasury Bonds:
  75,000,000 5.50%, 8/15/2028....................................     67,148,475
  22,301,000 6.50%, 11/15/2026...................................     22,663,391
  25,000,000 7.50%, 11/15/2016...................................     27,687,500
  10,000,000 8.00%, 11/15/2021...................................     11,818,750
  44,454,000 8.13%, 8/15/2019 - 8/15/2021........................     53,034,747
  15,000,000 8.75%, 5/15/2020....................................     18,876,570
   8,500,000 8.88%, 2/15/2019....................................     10,741,875
  15,000,000 9.00%, 11/15/2018...................................     19,139,070
  15,000,000 11.25%, 2/15/2015...................................     22,007,820
             U.S. Treasury Notes:
   1,500,000 5.50%, 5/15/2009....................................      1,450,782
   9,700,000 5.63%, 11/30/2000...................................      9,718,187
  97,338,000 5.75%, 10/31/2002 - 8/15/2003.......................     97,184,708
   5,000,000 6.25%, 2/28/2002....................................      5,062,500
  95,000,000 7.00%, 7/15/2006....................................     99,779,735
  10,000,000 7.25%, 5/15/2004....................................     10,550,000
  10,000,000 7.50%, 11/15/2001...................................     10,365,630
  25,000,000 7.88%, 11/15/2004...................................     27,101,575
  14,340,000 8.00%, 5/15/2001....................................     14,859,825
                                                                    ------------
             Total U.S. Treasury Obligations
              (cost $530,322,932)................................    529,191,140
                                                                    ------------

                                   EVERGREEN
                            Select Income Plus Fund
                       Schedule of Investments(continued)
                               September 30, 1999

  Principal
   Amount                                                            Value

 YANKEE OBLIGATIONS - 7.0%
             Banks - 1.7%
 $ 2,000,000 Banco Santiago, S.A.,
              7.00%, 7/18/2007................................   $    1,764,846
             Korea Development Bank
   8,000,000 7.25%, 5/15/2006.................................        7,539,432
   8,000,000 7.38%, 9/17/2004.................................        7,795,200
   2,982,000 Skandinaviska Enskilda Banken, 6.875%,
              2/15/2009.......................................        2,803,942
   5,000,000 Svenska Handelsbanken,
              8.35%, 7/15/2004................................        5,196,075
   5,000,000 Westpac Banking Co.,
              9.125%, 8/15/2001...............................        5,224,825
                                                                 --------------
                                                                     30,324,320
                                                                 --------------
             Finance & Insurance - 0.9%
   6,000,000 FBG Fin. Ltd.,
              6.75%, 11/15/2005...............................        5,830,200
   5,000,000 Ford Capital B.V.,
              9.875%, 5/15/2002...............................        5,385,785
   5,000,000 Santander Fin. Issuances,
              6.375%, 2/15/2011...............................        4,478,315
                                                                 --------------
                                                                     15,694,300
                                                                 --------------
             Government - 1.8%
  10,000,000 Manitoba (Province of), Canada, 8.00%,
              4/15/2002.......................................       10,371,600
   7,500,000 Ontario Hydro Corp.,
              7.45%, 3/31/2013................................        7,738,425
             Quebec Province, Canada
   8,200,000 8.80%, 4/15/2003.................................        8,746,366
   5,250,000 5.75%, 2/15/2009.................................        4,794,195
                                                                 --------------
                                                                     31,650,586
                                                                 --------------
             Leisure & Tourism - 0.4%
   8,060,000 Royal Caribbean Cruises Ltd.,
              7.50%, 10/15/2027...............................        7,296,468
                                                                 --------------

 YANKEE OBLIGATIONS - continued
             Metals & Mining - 0.4%
 $ 7,854,000 Barrick Gold Corp.,
              7.50%, 5/1/2007.................................   $    7,858,579
                                                                 --------------
             Oil/Energy - 0.9%
  15,000,000 Petro-Canada Ltd.,
              8.60%, 1/15/2010................................       17,102,400
                                                                 --------------
             Paper & Packaging - 0.3%
   5,000,000 Celulosa Arauco Y Constitucion, 7.20%,
              9/15/2009.......................................        4,472,655
                                                                 --------------
             Utilities - Electric - 0.6%
  11,500,000 Fletcher Challenge Capital Canada Inc.,
              7.875%, 3/24/2017...............................       11,246,218
                                                                 --------------
             Total Yankee Obligations
              (cost $124,430,913).............................      125,645,526
                                                                 --------------
 MUTUAL FUND SHARES - 0.0%
     222,012 Valiant General Money Market
              Fund
              (cost $222,012).................................          222,012
                                                                 --------------

 REPURCHASE AGREEMENT - 0.4%
 $ 7,101,954 Societe Generale Repurchase Agreement,
              5.30%, dated 9/30/1999, due 10/1/1999 cost
              $7,101,954 maturity value $7,103,000 (b)........        7,101,954
                                                                 --------------
             Total Investments -
              (cost $1,754,248,853).....................    96.3%  1,737,051,895
             Other Assets and
              Liabilities - net.........................     3.7      68,028,014
                                                           -----  --------------
             Net Assets.................................   100.0% $1,805,079,909
                                                           =====  ==============

(a) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.
(b) Repurchase agreement is collateralized by $7,208,000 U.S. Treasury STRIPS, due 1/15/2008 with a value, including accrued interest, of $7,228,254 and $30,000 U.S. Treasury Notes, due 2/15/2003 with a value, including accrued interest of $30,549.
(c) Effective yield (calculated at date of purchase) is the annual yield at which the bond accrues until its maturity date.
(d) No market quotation available. Valued at fair value as determined in good faith under procedures established by the Fund's Board of Trustees.

Summary of Abbreviations:
FFCB   Federal Farm Credit Bank
FHA    Federal Housing Authority
FHLB   Federal Home Loan Banks
FHLMC  Federal Home Loan Mortgage Corporation
FNMA   Federal National Mortgage Association
GNMA   General National Mortgage Association
STRIPS Separate Trading of Registered Interest and Principal of Securi-ties

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                  Select Intermediate Term Municipal Bond Fund
                            Schedule of Investments
                               September 30, 1999

  Principal
   Amount                                                             Value

 MUNICIPAL OBLIGATIONS - 96.5%
             Alabama - 0.5%
 $ 3,640,000 Alabama Spl. Care Facs. Fin.
              Auth. RB, Hosp. Charity Obl.
              Group, Ser. D,
              4.95%, 11/1/2014, (COLL: U.S. Government
              Securities).......................................   $  3,577,792
                                                                   ------------
             Alaska - 0.5%
   3,750,000 Alaska IDA RB, Ser. A,
              5.70%, 4/1/2011, (MBIA)...........................      3,780,075
                                                                   ------------
             Arizona - 0.5%
   3,660,000 Phoenix, AZ SFHRB, Ser. A,
              6.60%, 12/1/2029, (COLL: GNMA/FNMA)...............      3,910,051
                                                                   ------------
             Arkansas - 0.5%
   3,000,000 Arkansas Student Loan Auth.
              RB, Ser. B,
              7.25%, 6/1/2009...................................      3,298,350
                                                                   ------------
             California - 5.8%
   7,150,000 California Statewide CDA
              5.20%, 12/1/2029..................................      6,926,992
  10,000,000 California Student Loan RB,
              Ser. D,
              6.50%, 6/1/2005...................................     10,450,300
   1,700,000 Delta Cnty, CA SFHRB, Ser. A,
              6.70%, 6/1/2024, (MBIA)...........................      1,833,144
   4,000,000 Foothill/Eastern Corridor
              Agcy., CA Toll Road RB, Sr.
              Lien, Ser. A,
              6.50%, 1/1/2032...................................      4,453,400
             Foothill/Eastern Trans. Corridor:
   3,885,000 5.00%, 1/15/2005...................................      3,938,768
   5,815,000 5.00%, 1/15/2006...................................      5,867,684
   4,210,000 Palmdale, CA SFHRB, Ser. A
              8.00%, 9/1/2011, (COLL: FHA)......................      5,264,352
             San Franciso Bay Area Transit
              Auth. RB,
             Bridge Toll Notes:
   1,500,000 5.25%, 8/1/2004, (ACA).............................      1,536,525
   1,000,000 5.50%, 8/1/2005, (ACA).............................      1,032,620
                                                                   ------------
                                                                     41,303,785
                                                                   ------------
             Colorado - 6.2%
   4,000,000 Arapahoe Cnty., CO Capital
              Impt. Hwy. RB, Prerefunded,
              6.90%, 8/31/2015, (COLL: U.S.
              Government Securities)............................      4,556,560
             Colorado HFA, SFHRB:
   3,500,000 Sr. Ser. A2,
             6.60%, 5/1/2028....................................      3,614,835
   1,000,000 Sr. Ser. A3,
             6.05%, 10/1/2016...................................      1,044,870
   2,250,000 Sr. Ser. C2,
             6.875%, 11/1/2028..................................      2,405,452
   1,000,000 Sr. Ser. C3,
             6.75%, 5/1/2017....................................      1,066,120
   2,000,000 Sr. Ser. D3,
             6.125%, 11/1/2023..................................      2,043,500

 MUNICIPAL OBLIGATIONS - continued
             Colorado - continued
 $ 1,105,000 Colorado Student Obl. Bond
              Auth., Student Loan RB, Ser. B,
              6.55%, 12/1/2002..................................   $  1,131,255
             Denver CO City & Cnty. Spl. Facs. RB:
   3,025,000 Ser A,
             6.00%, 1/1/2011, (MBIA)............................      3,155,529
   1,000,000 Ser. B,
             6.50%, 12/1/2002, (MBIA)...........................      1,053,940
   3,485,000 Larimer Cnty. CO GO, Sch.
              Dist. No. R1,
              8.50%, 12/15/2008, (MBIA).........................      4,368,587
  19,000,000 United Airlines Proj., Ser. A,
              6.875%, 10/1/2032, (MBIA).........................     19,515,660
                                                                   ------------
                                                                     43,956,308
                                                                   ------------
             Connecticut - 1.0%
             Connecticut Dev. Auth., Mtge. RB, Church Homes Inc.
              Hlth. Care Proj.:
     340,000 4.65%, 4/1/2000....................................        340,133
     425,000 4.90%, 4/1/2002....................................        424,503
     925,000 5.00%, 4/1/2003....................................        922,447
   1,220,000 5.40%, 4/1/2007....................................      1,209,849
   2,035,000 5.70%, 4/1/2012....................................      1,917,011
   2,550,000 5.80%, 4/1/2021....................................      2,355,868
                                                                   ------------
                                                                      7,169,811
                                                                   ------------
             Delaware - 0.4%
   3,000,000 Delaware Solid Wst. Sys. RB,
              Ser. A,
              6.75%, 7/1/2003...................................      3,108,990
                                                                   ------------
             Florida - 2.2%
   6,475,000 Florida Division Bond Fin.
              Dept. RB
              5.75%, 7/1/2010, (AMBAC)..........................      6,712,309
   1,080,000 Halifax, FL Hosp. Med. Ctr. Hlth. Care Facs. RB,
              Ser. A,
              4.60%, 4/1/2008, (ACA)............................      1,007,867
             Palm Beach Cnty., FL Hlth. Facs. Auth. RB:
             Abbey DelRay South Proj.:
     675,000 4.35%, 10/1/1999...................................        675,000
     700,000 4.50%, 10/1/2000...................................        700,014
     750,000 4.65%, 10/1/2001...................................        747,900
     805,000 4.80%, 10/1/2002...................................        802,199
     775,000 5.00%, 10/1/2003...................................        773,969
     850,000 5.00%, 10/1/2004...................................        844,917
     930,000 5.10%, 10/1/2005...................................        921,667
     500,000 5.30%, 10/1/2007...................................        494,010
             Waterford Proj.:
     475,000 4.35%, 10/1/1999...................................        475,000
     675,000 4.50%, 10/1/2000...................................        675,013
     725,000 4.65%, 10/1/2001...................................        722,970
                                                                   ------------
                                                                     15,552,835
                                                                   ------------

                                   EVERGREEN
                  Select Intermediate Term Municipal Bond Fund
                       Schedule of Investments(continued)
                               September 30, 1999

  Principal
   Amount                                                             Value

 MUNICIPAL OBLIGATIONS - continued
             Georgia - 1.7%
 $ 1,500,000 Coffee Cnty., GA Hosp. Auth. RAN,
              6.75%, 12/1/2026..................................   $  1,509,165
  11,695,000 Fulton Cnty., GA Dev. Auth. Spl. RB, Delta Airlines
              Inc. Proj.,
              5.30%, 5/1/2013...................................     10,930,732
                                                                   ------------
                                                                     12,439,897
                                                                   ------------
             Hawaii - 0.4%
   2,500,000 Hawaii Dept. of Budget & Fin., Spl. Purpose RB, The
              Queens Hlth. Sys. Group, Ser. A,
              6.05%, 7/1/2016...................................      2,526,775
                                                                   ------------
             Illinois - 7.0%
   3,500,000 Chicago, IL O'Hare Int'l. Arpt., Spl. Fac. RB,
              United Airlines Proj., Ser. B
              5.20%, 4/1/2011...................................      3,253,250
   1,770,000 Chicago, IL SFHRB, Ser. A,
              4.70%, 10/1/2017, (COLL: GNMA/FNMA)...............      1,766,159
             Illinois Dev. Fin. Auth. PCRB Cmmnwlth. Ed.:
   4,000,000 5.30%, 1/15/2004...................................      4,112,360
     400,000 Ser. A,
             7.60%, 3/1/2014....................................        412,536
             Illinois Dev. Fin. Auth. RB:
              Community Rehabilitation Providers,
              Ser. A:
   2,540,000 5.70%, 7/1/2007....................................      2,545,741
   3,490,000 5.80%, 7/1/2008....................................      3,529,716
             Lockport Sch. Dist.:
   2,510,000 5.00%, 7/1/2006....................................      2,388,114
             Illinois Edl. Facs. Auth. RB
              Mercy Hosp.:
   4,820,000 10.00%, 1/1/2015...................................      6,473,163
  10,705,000 Ser. A,
             5.50%, 7/1/2009....................................     10,303,884
   1,580,000 Illinois Hsg. Dev. Auth. RB, Ser. D-2, 5.00%,
              8/1/2019..........................................      1,567,329
  12,500,000 Illinois Sales Tax RB, Ser. Q,
              6.00%, 6/15/2012, (MBIA-IBC)......................     13,229,250
                                                                   ------------
                                                                     49,581,502
                                                                   ------------
             Indiana - 3.8%
             Indiana Hlth. Facs. Fin. Auth., Hosp. RB
             Charity Obl. Group, Ser. D:
   6,875,000 5.00%, 11/1/2026, (MBIA)...........................      6,752,831
   1,000,000 5.50%, 11/15/2008..................................      1,021,510
   1,070,000 5.50%, 11/15/2009..................................      1,086,532
   4,215,000 5.75%, 11/15/2014..................................      4,218,330
   1,075,000 Indiana Hsg., SFHRB,
              Ser. B1,
              7.55%, 7/1/2010, (COLL: GNMA).....................      1,107,658
   8,615,000 Indianapolis, IN, Arpt. Auth.
              RB, Spl. Facs. United Air
              Lines Proj., Ser. A,
              6.50%, 11/15/2031.................................      8,676,253

 MUNICIPAL OBLIGATIONS - continued
             Indiana - continued
 $ 4,000,000 Wabash, IN, Solid Wst.
              Disposal RB, JSC Proj,
              7.50%, 6/1/2026,
              (Gtd. by JSC, Inc.)................................   $  4,315,520
                                                                    ------------
                                                                      27,178,634
                                                                    ------------
             Kansas - 1.5%
   5,000,000 Burlington, KS Env. Impt. RB
              4.50%, 3/1/2000....................................      4,964,400
             Sedgwick & Shawnee Cnty., KS
              SFHRB:
   1,810,000 Ser. A,
             6.70%, 6/1/2029, (COLL: GNMA).......................      1,908,229
   3,635,000 Ser. A1,
             5.15%, 12/1/2013, (COLL: GNMA)......................      3,593,343
                                                                    ------------
                                                                      10,465,972
                                                                    ------------
             Louisiana - 1.0%
             East Baton Rouge, LA, Sales &
              Use Tax RB, Ser. ST:
   1,760,000 8.00%, 2/1/2002, (FGIC).............................      1,898,107
   1,920,000 8.00%, 2/1/2003, (FGIC).............................      2,122,080
             Jefferson Parish, LA Sinking
              Fund Mtge. RB
              Ser. B1:
     750,000 5.00%, 12/1/2012, (COLL: GNMA)......................        726,045
   2,000,000 6.75%, 6/1/2030, (COLL: GNMA).......................      2,142,600
                                                                    ------------
                                                                       6,888,832
                                                                    ------------
             Maryland - 1.6%
   2,670,000 Frederick Cnty., MD, Spl.
              Obl., Spl. Tax, Urbana
              Community Dev. Auth.,
              6.25%, 7/1/2010....................................      2,572,679
  10,000,000 Northeast, MD, Wst. Disposal
              Resources RB, Baltimore Resco
              Retrofit Proj.,
              5.00%, 1/1/2012, (COLL: FNMA)......................      8,810,800
                                                                    ------------
                                                                      11,383,479
                                                                    ------------
             Massachusetts - 2.2%
   6,095,000 Massachusetts HFA RB Hsg. Proj.,
              5.95%, 10/1/2008, (AMBAC)..........................      6,314,298
   2,000,000 Residential Dev.,
              6.35%, 5/15/2003, (COLL: FNMA).....................      2,087,700
   8,165,000 Massachusetts Hlth. & Edl.
              Facs. Auth. RB, Caritas
              Christi Obl. Group A,
              5.70%, 7/1/2015....................................      7,609,780
                                                                    ------------
                                                                      16,011,778
                                                                    ------------
             Michigan - 1.7%
   5,715,000 Dickinson Cnty., MI Hlth. Care RB
              5.50%, 11/1/2013...................................      5,220,081
     335,000 Kalamazoo, MI Hosp. Fin. Auth.
              RB, Ser. A,
              6.25%, 7/1/2004, (FGIC)............................        335,670
   3,000,000 Michigan Bldg. Auth. RB,
              Refunding Facs. Program, Ser. 1,
              4.625%, 10/15/2021.................................      2,868,060

                                   EVERGREEN
                  Select Intermediate Term Municipal Bond Fund
                       Schedule of Investments(continued)
                               September 30, 1999

  Principal
   Amount                                                             Value

 MUNICIPAL OBLIGATIONS - continued
             Michigan - continued
 $ 4,300,000 Michigan Strategic Fund, RB,
              United Wst. Sys. Proj.,
              5.20%, 4/1/2010...................................   $  4,004,676
                                                                   ------------
                                                                     12,428,487
                                                                   ------------
             Minnesota - 0.2%
             Minnesota HFA, SFHRB
              Ser. C:
     495,000 6.80%, 7/1/2011....................................        510,162
     685,000 7.10%, 7/1/2011, (FHA).............................        708,865
                                                                   ------------
                                                                      1,219,027
                                                                   ------------
             Mississippi - 3.5%
  10,750,000 Mississippi Business Fin.
              Corp. Solid Wst. Disposal RB,
              Phosphates Corp. Proj.,
              5.80%, 3/1/2022...................................      9,980,945
   4,855,000 Mississippi Gulf Coast, Reg'l.
              Waste Wtr. Auth. RB
              7.00%, 7/1/2012, (COLL: U.S. Government
              Securities).......................................      5,542,322
             Mississippi Home Corp. SFHRB:
   2,000,000 Class 6, Ser. A,
             5.25%, 6/1/2031, (COLL: GNMA/FNMA).................      2,078,640
   7,230,000 Ser. H,
             6.70%, 12/1/2029, (COLL: GNMA/FNMA)................      7,511,681
                                                                   ------------
                                                                     25,113,588
                                                                   ------------
             Missouri - 1.6%
   5,230,000 Missouri Hsg. Dev. Commission
              Mtge., SFHRB, Ser. E1,
              6.45%, 9/1/2029, (COLL: GNMA/FNMA)................      5,578,736
   3,000,000 Missouri Office Bldg., Spl.
              Obl.
              6.00%, 12/1/2002..................................      3,106,860
   2,395,000 Missouri SFHRB, Ser. B2,
              6.40%, 9/1/2029, (COLL: GNMA/FNMA)................      2,552,615
                                                                   ------------
                                                                     11,238,211
                                                                   ------------
             Nevada - 0.0%
     315,000 Nevada Hsg. Division SFHRB,
              Ser. A1
              7.55%, 10/1/2010..................................        322,380
                                                                   ------------
             New Hampshire - 1.8%
  13,000,000 New Hampshire Business PCRB,
              Refunding United Illumination Proj.,
              4.55%, 7/1/2027...................................     12,687,220
                                                                   ------------
             New Jersey - 6.4%
   1,000,000 Cherry Hill Township NJ,
              5.80%, 6/1/2004...................................      1,050,820
   2,000,000 Howell Township, NJ GO
              6.40%, 1/1/2003, (COLL: U.S. Government
              Securities) (FGIC)................................      2,120,320

 MUNICIPAL OBLIGATIONS - continued
             New Jersey - continued
             New Jersey EDA, RB:
 $16,525,000 Continental Airlines, Inc. Proj.,
              6.625%, 9/15/2012, (FHA)...........................   $ 17,396,859
             Franciscan Oaks Proj.:
   3,620,000  5.60%, 10/1/2012...................................      3,455,688
   5,685,000  5.70%, 10/1/2017...................................      5,223,435
     900,000 Keswick Pines Proj.,
              5.60%, 1/1/2012....................................        855,585
             The Evergreens:
   3,380,000  5.875%, 10/1/2012..................................      3,348,228
     680,000  6.00%, 10/1/2017...................................        663,932
   3,325,000  6.00%, 10/1/2022...................................      3,204,668
             New Jersey Hsg. & Mtge. Fin.
              Agcy. RB:
   3,650,000 Home Buyer AA,
              5.10%, 10/1/2006, (MBIA)...........................      3,637,261
   1,650,000 Ser. 1,
              6.45%, 11/1/2007...................................      1,728,458
   1,000,000 New Jersey Hwy. Auth. RB
              6.25%, 1/1/2014....................................      1,048,060
     500,000 New Jersey Turnpike Auth.
              Turnpike RB, Ser. C,
              6.30%, 1/1/2004....................................        516,120
     160,000 New Jersey Waste Wtr.
              Treatment Trust RB
              6.80%, 6/15/2002...................................        163,986
   1,000,000 Rutgers St. Univ. RB, Ser. R,
              6.40%, 5/1/2008....................................      1,062,660
                                                                    ------------
                                                                      45,476,080
                                                                    ------------
             New York - 12.5%
   7,000,000 Metropolitan Trans. Auth. of
              NY RB, Ser. A,
              6.10%, 7/1/2026, (FSA).............................      7,680,260
   8,000,000 New York City Muni. Wtr. Fin.
              Auth., Wtr. & Swr. Sys. RB,
              Ser. B,
              6.25%, 6/15/2020...................................      8,769,120
  13,000,000 New York Dormitory Auth. RB,
              Ser. A,
              5.50%, 5/15/2013...................................     13,061,100
   1,000,000 New York Env. Facs. RB, 7.05%, 6/15/2004............      1,065,810
   1,000,000 New York Local Govt. Assist
              RB, Ser. A,
              7.125%, 4/1/2011...................................      1,062,620
   2,250,000 New York Muni. Bond Bank RB,
              Ser. A,
              6.875%, 3/15/2006..................................      2,372,670
   6,045,000 New York Urban Dev. Corp. RB
              5.75%, 7/1/2009....................................      6,353,960
             New York, NY GO:
  14,490,000 Ser. 1992-B,
             7.50%, 2/1/2006.....................................     15,599,209
             Ser. A:
  10,535,000  5.875%, 8/1/2003...................................     11,009,180
   2,500,000  6.25%, 8/1/2010....................................      2,654,800
   3,000,000  6.25%, 8/1/2011....................................      3,166,260

                                   EVERGREEN
                  Select Intermediate Term Municipal Bond Fund
                       Schedule of Investments(continued)
                               September 30, 1999

  Principal
   Amount                                                              Value

 MUNICIPAL OBLIGATIONS - continued
             New York - continued
 $ 5,795,000 Ser. C,
             6.50%, 2/1/2008.....................................   $  6,319,332
   6,000,000 Ser. I,
             6.50%, 3/15/2005....................................      6,472,620
   3,000,000 Port Auth. of NY & NJ, Spl. Obl.
              6.75%, 10/1/2011...................................      3,210,060
                                                                    ------------
                                                                      88,797,001
                                                                    ------------
             North Carolina - 2.9%
             Cumberland Cnty., NC Hosp.
              Fac. RB
             Cumberland Cnty. Hosp. Sys., Inc.:
   3,435,000 5.25%, 10/1/2010....................................      3,342,736
   3,295,000 5.25%, 10/1/2011....................................      3,170,119
  12,930,000 North Carolina Eastern Muni.
              Pwr. Sys. RB, Ser. A,
              5.70%, 1/1/2015, (MBIA)............................     12,889,659
             North Carolina Med. Care
              Commission, Hosp. RB,
              Transylvania Cmmnty. Hosp. Inc.:
     130,000 4.45%, 10/1/1999....................................        130,000
     135,000 4.60%, 10/1/2000....................................        135,265
     140,000 4.70%, 10/1/2001....................................        139,873
     155,000 4.80%, 10/1/2002....................................        154,460
     155,000 4.90%, 10/1/2003....................................        154,239
     155,000 5.00%, 10/1/2004....................................        154,073
     175,000 5.00%, 10/1/2005....................................        172,541
     185,000 5.05%, 10/1/2006....................................        181,402
     190,000 5.15%, 10/1/2007....................................        185,898
                                                                    ------------
                                                                      20,810,265
                                                                    ------------
             Ohio - 0.6%
             Franklin Cnty., OH Hlth. Care
              Facs. RB,
              Friendship Village of Dublin Proj.:
     505,000 5.00%, 11/1/2005....................................        497,465
     380,000 5.05%, 11/1/2006....................................        372,324
     225,000 5.10%, 11/1/2007....................................        219,236
     100,000 5.15%, 11/1/2008....................................         96,803
   1,250,000 5.50%, 11/1/2016....................................      1,169,512
   1,750,000 5.625%, 11/1/2022...................................      1,613,745
                                                                    ------------
                                                                       3,969,085
                                                                    ------------
             Oklahoma - 2.4%
             Oklahoma Dev. Fin. Auth. RB,
              Refunding Hillcrest Healthcare Sys.:
   4,425,000 5.75%, 8/15/2013....................................      4,293,533
   3,805,000 5.75%, 8/15/2014....................................      3,672,434
   4,120,000 Oklahoma HFA, SFHRB, Mtge.
              Homeownership Loan,
              6.40%, 9/1/2030....................................      4,288,467
   5,000,000 Tulsa Cnty., OK IDA, Hlth.
              Care RB, St. Francis Hosp.,
              5.15%, 12/15/2018..................................      5,075,100
                                                                    ------------
                                                                      17,329,534
                                                                    ------------

 MUNICIPAL OBLIGATIONS - continued
             Pennsylvania - 3.6%
 $ 1,500,000 Beaver Falls, PA Muni. Auth.
              Spl. Obl.
              9.125%, 8/1/2005, (COLL: State
              & Local Government)................................   $  1,828,950
             Dauphin Cnty., PA General
              Auth. RB,
              Office & Parking, Forum Place,
              Ser. A:
   7,865,000 5.50%, 1/15/2008....................................      7,585,399
   3,950,000 5.75%, 1/15/2010....................................      3,812,896
     245,000 Delaware River Port Auth. of
              PA & NJ, Delaware River
              Bridges RB,
              6.50%, 1/15/2011...................................        264,345
   4,000,000 Montgomery Cnty., PA Higher
              Ed. & Hlth. Auth. RB, Beaver
              College,
              5.80%, 4/1/2016....................................      4,000,000
     445,000 Northampton Cnty., PA IDA RB,
              Commercial Development
              Strawbridge Proj.
              7.20%, 12/15/2001..................................        461,087
     730,000 Pennsylvania Higher Ed. RB,
              Ser. O,
              5.00%, 6/15/2009...................................        727,722
      95,000 Philadelphia, PA Hosp. &
              Higher Ed. Facs. Auth. RB
              6.75%, 8/15/2001...................................         95,662
   1,795,000 West View, PA, Muni. Auth.
              Spl. Obl.
              9.20%, 5/15/2003, (COLL: U.S.
              Government Securities).............................      1,936,644
   5,000,000 Westmoreland Cnty., PA IDA RB,
              Valley Landfill Proj.,
              0.00%, 5/1/2018
              (Eff. Yield 5.10%) (a).............................      4,588,700
                                                                    ------------
                                                                      25,301,405
                                                                    ------------
             South Dakota - 0.8%
   5,000,000 Heartland Consumer Pwr. Dist.
              RB
              7.00%, 1/1/2016, (COLL: U.S.
              Government Securities).............................      5,691,650
                                                                    ------------
             Tennessee - 2.2%
             Shelby Cnty., TN Hlth. Edl. &
              Hsg. RB
              St. Judes Childrens Research:
   1,000,000 4.65%, 7/1/2004.....................................        999,680
   1,000,000 5.00%, 7/1/2009.....................................        984,770
  13,500,000 6.00%, 7/1/2014.....................................     13,877,055
                                                                    ------------
                                                                      15,861,505
                                                                    ------------
             Texas - 11.6%
   9,915,000 Alliance Arpt. Auth., Spl.
              Facs. RB, American Airlines
              Inc. Proj.,
              7.00%, 12/1/2011...................................     10,928,610
     750,000 Austin, TX Utility Sys. RB
              8.00%, 11/15/1999, (COLL: U.S.
              Government Securities).............................        753,896

                                   EVERGREEN
                  Select Intermediate Term Municipal Bond Fund
                       Schedule of Investments(continued)
                               September 30, 1999

  Principal
   Amount                                                              Value

 MUNICIPAL OBLIGATIONS - continued
             Texas - continued
             Harris Cnty., TX Hlth. Facs.
              Dev. RB
              Christus Hlth., Ser. A:
 $ 8,145,000 5.25%, 7/1/2007.....................................   $  8,294,868
   4,000,000 5.50%, 7/1/2009.....................................      4,102,840
   2,000,000 5.50%, 7/1/2010.....................................      2,038,860
  10,790,000 5.625%, 7/1/2011....................................     11,020,367
   2,035,000 Laredo, TX Independent School
              Dist. RB
              6.20%, 8/1/2010....................................      2,196,477
             North Central TX Hlth. Facs.
              Dev. Corp. RB,
              TX Hlth. Resources Sys., Ser. B:
   3,910,000 5.75%, 2/15/2009, (MBIA)............................      4,064,758
   4,595,000 5.75%, 2/15/2012, (MBIA)............................      4,680,927
   4,120,000 5.75%, 2/15/2013....................................      4,164,578
   2,000,000 United Reg'l. Hlth. Care Sys.
              Inc. Proj.,
              5.25%, 9/1/2008, (MBIA)............................      2,019,760
  10,000,000 Redeemable River Auth. TX PCRB
              5.20%, 7/1/2011....................................      9,819,900
   1,300,000 Retama, TX Dev. Corp. Spl.
              Facs. RB, Retama Racetrack
              8.75%, 12/15/2018, (COLL: U.S.
              Treaury STRIPs)....................................      1,568,606
             Texas Dept. Hsg. & Cmmnty.
              Affairs:
   2,460,000 MFHRB,
             5.55%, 1/1/2005.....................................      2,503,444
   2,435,000 SFHRB, Ser. E,
             5.00%, 9/1/2016, (MBIA).............................      2,238,982
   5,000,000 Texas GO, Vets Hsg. Assistance
              Program, Ser. B,
              5.25%, 12/1/2030...................................      4,993,500
   5,455,000 Texas Turnpike Auth. RB
              12.625%, 1/1/2020, (COLL: U.S.
              Government Securities).............................      6,700,267
                                                                    ------------
                                                                      82,090,640
                                                                    ------------
             Utah - 0.2%
             Utah HFA SFHRB:
     495,000 Ser. D-1, Class I,
             5.65%, 7/1/2016.....................................        493,362
     610,000 Ser. G1,
             7.35%, 7/1/2018.....................................        638,298
                                                                    ------------
                                                                       1,131,660
                                                                    ------------
             Virginia - 1.6%
   2,000,000 Chesapeake, VA Redev. & Hsg.
              Auth., Ser. A,
              6.20%, 4/1/2028....................................      1,945,320
   2,000,000 Metro Washington DC Arpt.
              Auth. RB, Ser. A,
              7.25%, 10/1/2010...................................      2,096,320
   1,100,000 Newport News Virginia, Ser. A,
              6.50%, 11/1/2006...................................      1,147,124
   5,985,000 Riverside, VA, Reg'l. Jail
              Auth. RB
              5.875%, 7/1/2014, (MBIA)...........................      6,124,510
                                                                    ------------
                                                                      11,313,274
                                                                    ------------

 MUNICIPAL OBLIGATIONS - continued
             Washington - 2.0%
 $12,000,000 Washington GO, Ser. B & AT 7,
              6.40%, 6/1/2017....................................   $ 13,123,800
   1,100,000 Washington Pub. Pwr. Supply
              RB, Ser. A,
              5.00%, 7/1/2011....................................      1,057,364
                                                                    ------------
                                                                      14,181,164
                                                                    ------------
             Wisconsin - 1.8%
             Wisconsin Hlth. & Edl. Facs.
              Auth. RB:
   6,865,000 Med. College Inc.,
              5.95%, 12/1/2015...................................      6,970,378
   5,300,000 Mercy Hosp. of Janesville, Inc.,
              6.50%, 8/15/2011...................................      5,498,326
                                                                    ------------
                                                                      12,468,704
                                                                    ------------
             U. S. Virgin Islands - 2.3%
             Virgin Islands Pub. Fin. Auth.
              RB, Sr. Lien:
   7,070,000 Ser. A,
             5.20%, 10/1/2009....................................      6,898,906
   3,000,000 Ser. C:
             5.50%, 10/1/2007....................................      3,027,030
   3,855,000 5.50%,
             10/1/2008...........................................      3,874,005
   2,000,000 Virgin Islands Wtr. & Pwr.
              Auth. RB, Ser. B,
              7.60%, 1/1/2012....................................      2,217,160
                                                                    ------------
                                                                      16,017,101
                                                                    ------------
             Total Municipal Obligations
              (cost $692,837,315)................................    685,582,847
                                                                    ------------
 MUTUAL FUND SHARES - 3.4%
  23,977,000 Federated Municipal
              Obligation Fund
              (cost $23,977,000) ................................     23,977,000
                                                                    ------------
           Total Investments -
            (cost $716,814,315)...........................    99.9%  709,559,847
           Other Assets and
            Liabilities - net.............................     0.1       776,250
                                                             -----  ------------
           Net Assets.....................................   100.0% $710,336,097
                                                             =====  ============

                                   EVERGREEN
                  Select Intermediate Term Municipal Bond Fund
                       Schedule of Investments(continued)
                               September 30, 1999

The Fund invests primarily in debt securities issued by municipalities. The ability of the issuers of debt securities to meet their obligations may be affected by economic developments in a specific industry or munic-ipality. In order to reduce risk associated with such economic develop-ments, at September 30, 1999, 31.2% of the securities, as a percentage of net assets, are backed by bond insurance of various financial institu-tions and financial guaranty assurance agencies. At September 30, 1999, the Fund had securities backed by bond insurance of the following finan-cial institutions representing more than 5% of net assets:

MBIA  12.6%

(a) Effective yield (calculated at date of purchase) is the annual yield at which the bond accrues until its maturity date.

Summary of Abbreviations:
ACA    American Capital Access
AMBAC  American Municipal Bond Assurance Corporation
CDA    Community Development Authority
COLL   Collateral
EDA    Economic Development Authority
FGIC   Financial Guaranty Insurance Corporation
FHA    Federal Housing Authority
FNMA   Federal National Mortgage Association
FSA    Financial Security Assurance Corporation
GNMA   Government National Mortgage Association
GO     General Obligation
HFA    Housing Finance Authority
IBC    Insured Bond Certification
IDA    Industrial Development Authority
JSC    Jefferson Smurfit Corp.
MBIA   Municipal Bond Investors Assurance Corporation
MFHRB  Multi Family Housing Revenue Bond
PCRB   Pollution Control Revenue Bond
RAN    Revenue Anticipation Note
RB     Revenue Bond
SFHRB  Single Family Housing Revenue Bond
STRIPS Separate Trading of Registered Interest and Principal of Securi-ties

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                         Select International Bond Fund
                            Schedule of Investments
                               September 30, 1999

  Principal
   Amount                                                              Value

 CORPORATE BONDS & NOTES - 1.1%
             United States - 1.1%
     647,000 Household Fin. Corp.,
         EUR 5.13%, 6/24/2009
             (cost $623,022).....................................   $    637,374
                                                                    ------------
 FOREIGN BONDS (NON U.S. DOLLARS) - 88.9%
             Australia - 2.3%
   1,600,000 New South Wales Treasury Corp.,
         AUD 12.00%, 12/1/2001...................................      1,275,585
                                                                    ------------
             Austria - 2.4%
   2,400,000 Oester Kontrollbank,
         DEM 5.75%, 9/12/2007....................................      1,331,315
                                                                    ------------
             Belgium - 4.5%
   2,680,000 Kingdom of Belgium,
         EUR 3.75%, 3/28/2009....................................      2,515,443
                                                                    ------------
             Denmark - 5.3%
             Kingdom of Denmark,
   5,800,000 5.00%, 8/15/2005....................................        825,087
         DKK
  13,500,000 7.00%, 11/15/2007...................................      2,115,423
         DKK                                                        ------------
                                                                       2,940,510
                                                                    ------------
             France - 3.2%
  10,600,000 Credit Local De France,
         FRF 5.38%, 1/13/2004....................................      1,772,171
                                                                    ------------
             Germany - 8.2%
   1,950,000 Bayer Hypo Vereinsbank,
         EUR 4.75%, 9/19/2007....................................      1,992,938
     100,000 Federal Republic of Germany,
         EUR 6.00%, 7/4/2007.....................................        112,289
             Kreditanstalt Fuer Wiederaufbau,
   1,300,000 5.25%, 1/4/2010.....................................      1,359,956
         EUR
   1,003,875 5.50%, 3/12/2007....................................      1,091,838
         EUR                                                        ------------
                                                                       4,557,021
                                                                    ------------
             Italy - 3.5%
   1,800,000 Republic of Italy,
         EUR 5.75%, 7/10/2007....................................      1,966,427
                                                                    ------------
             Japan - 21.6%
             Japan, Government of,
 976,000,000 1.40%, 6/22/2009....................................      8,781,075
         JPY
 260,000,000 1.50%, 1/20/2005....................................      2,497,210
         JPY
  75,000,000 2.60%, 3/20/2019....................................        713,245
         JPY                                                        ------------
                                                                      11,991,530
                                                                    ------------

 FOREIGN BONDS (NON U.S. DOLLARS) - continued
            Mexico - 0.4%
    125,000 United Mexican States,
        GBP 8.75%, 5/30/2002.....................................   $    204,398
                                                                    ------------
            Netherlands - 14.4%
  1,700,000 Bank Voor Ned Gemeenten,
        NLG 6.25%, 9/15/2000.....................................        841,358
  9,800,000 Depfa Fin. NV,
        FRF 6.38%, 11/18/2008....................................      1,680,807
  3,150,000 DSL Fin. NV,
        DEM 5.00%, 7/23/2004.....................................      1,738,252
  7,000,000 Helaba Fin. BV,
        SEK 3.88%, 3/3/2004......................................        788,045
            Netherlands, Government of,
    900,000 3.75%, 7/15/2009.....................................        849,622
        EUR
    748,737 6.50%, 4/15/2003.....................................        850,868
        EUR
  1,160,000 Siemens Financier,
        EUR 5.50%, 3/12/2007.....................................      1,243,722
                                                                    ------------
                                                                       7,992,674
                                                                    ------------
            Norway - 3.0%
 13,000,000 Eksportfinans AS,
        SEK 6.88%, 2/9/2004......................................      1,665,260
                                                                    ------------
            Slovakia - 0.6%
    550,000 Vodohospodarska Vystavba,
        DEM 8.00%, 7/9/2001......................................        306,717
                                                                    ------------
            Spain - 4.2%
            Kingdom of Spain,
    830,000 4.50%, 7/30/2004.....................................        875,687
        EUR
  1,380,000 5.15%, 7/30/2009.....................................      1,449,005
        EUR                                                         ------------
                                                                       2,324,692
                                                                    ------------
            Supernational - 2.4%
            Int'l. Bank of Reconstruction & Dev.,
    760,000 5.38%, 11/6/2003.....................................        370,330
        NZD
  1,860,000 7.25%, 5/27/2003.....................................        967,079
        NZD                                                         ------------
                                                                       1,337,409
                                                                    ------------
            Sweden - 5.9%
            Kingdom of Sweden,
 16,400,000 5.00%, 1/15/2004.....................................      1,976,265
        SEK
  3,100,000 5.00%, 1/28/2009.....................................        356,718
        SEK
    550,000 Swedish Export Credit Corp,
        GBP 7.63%, 12/27/2001....................................        917,189
                                                                    ------------
                                                                       3,250,172
                                                                    ------------

                                   EVERGREEN
                         Select International Bond Fund
                       Schedule of Investments(continued)
                               September 30, 1999

 Principal
   Amount                                                               Value

 CORPORATE BONDS & NOTES - continued
            United Kingdom - 7.0%
 10,000,000 Diageo PLC,
        FRF 6.25%, 11/25/2002.....................................   $ 1,701,518
  1,175,000 Gallaher Group PLC,
        DEM 5.88%, 8/6/2008.......................................       608,595
    950,000 Halifax Bldg. PLC,
        GBP 8.38%, 12/15/1999.....................................     1,567,977
                                                                     -----------
                                                                       3,878,090
                                                                     -----------
            Total Foreign Bonds (Non U.S. Dollars)
             (cost $50,852,918)...................................    49,309,414
                                                                     -----------
 YANKEE OBLIGATIONS - 6.1%
            Cayman Island - 0.7%
 $  400,000 Hutchison Whampoa Fin.,
             6.95%, 8/1/2007......................................       379,190
                                                                     -----------
            Kazakhstan - 0.3%
    200,000 Republic of Kazakhstan,
             8.38%, 10/2/2002.....................................       181,200
                                                                     -----------
            Korea - 0.9%
    200,000 Export-Import Bank of Korea,
             7.13%, 9/20/2001.....................................       197,289
    300,000 SK Telecom Ltd.,
             7.75%, 4/29/2004.....................................       291,491
                                                                     -----------
                                                                         488,780
                                                                     -----------

 YANKEE OBLIGATIONS - continued
           Lithuania - 0.9%
 $ 525,000 Republic of Lithuania,
            7.13%, 7/22/2002......................................   $   490,087
                                                                     -----------
           Poland - 0.6%
   350,000 TPSA Finance BV,
            7.13%, 12/10/2003.....................................       344,940
                                                                     -----------
           United Kingdom - 2.7%
   500,000 Abbey Natl. PLC,
            6.69%, 10/17/2005.....................................       492,458
   500,000 British Telecom,
            7.00%, 5/23/2007......................................       505,228
   500,000 Rothmans Holdings,
            6.50%, 5/6/2003.......................................       480,680
                                                                     -----------
                                                                       1,478,366
                                                                     -----------
           Total Yankee Obligations
            (cost $3,442,807).....................................     3,362,563
                                                                     -----------
           Total Investments -
            (cost $54,918,747).............................    96.1%  53,309,351
           Other Assets and
            Liabilities - net..............................     3.9    2,187,368
                                                              -----  -----------
           Net Assets......................................   100.0% $55,496,719
                                                              =====  ===========

Summary of Abbreviations:
AUD  Australian Dollar
DEM  German Deutsche Mark
DKK  Danish Krone
EUR  Euro Dollar
FRF  French Franc
GBP  Pound Sterling
JPY  Japanese Yen
NLG  Dutch Guilder
NZD  New Zealand Dollar
SEK  Swedish Krone

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                          Select Limited Duration Fund
                            Schedule of Investments
                               September 30, 1999

  Principal
   Amount                                                              Value

 ASSET-BACKED SECURITIES - 18.6%
 $     4,774 Aames Mtge. Trust,
              Ser. 1996-B, Cl. A1B,
              7.275%, 5/15/2020...................................  $      4,766
     578,669 Advanta Mtge. Loan Trust,
              Ser. 1993-3, Cl. A1,
              4.90%, 1/25/2010....................................       571,653
   2,150,000 BankBoston Receivable
              Asset-Backed Trust,
              Ser. 1997-1, Cl. A7,
              6.48%, 7/15/2008....................................     2,150,183
             Case Equipment Receivable Trust:
     447,117 Ser. 1996-1, Cl. A4,
             6.28%, 6/15/2000.....................................       447,459
     363,637 Ser. 1996-B, Cl. A3,
             6.65%, 9/15/2003.....................................       364,486
     940,000 Ser. 1997-B, Cl. A4,
             6.41%, 9/15/2004.....................................       941,152
   1,000,000 Ser. 1998-A, Cl. A4,
             5.83%, 2/15/2005.....................................       992,885
   2,000,000 Ser. 1998-B, Cl. A3,
             5.81%, 5/15/2003.....................................     1,994,970
     850,000 Chase Credit Card Master Trust,
              Ser. 1997-2, Cl. A,
              6.30%, 4/15/2003....................................       852,223
     111,806 CIT Receivables Owner Trust,
              Ser. 1995-B, Cl. A,
              6.50%, 4/15/2011....................................       112,237
             Contimortgage Home Equity Loan Trust:
      80,787 Ser. 1996-4, Cl. A5,
             6.60%, 10/15/2011....................................        80,706
     530,000 Ser. 1997-2, Cl. A9,
             7.09%, 4/15/2028.....................................       528,418
   2,371,462 Ser. 1997-4, Cl. A3,
             6.26%, 7/15/2012.....................................     2,369,364
   3,000,000 Copelco Capital Funding Corp.,
              Ser. 1997-4, Cl. A3,
              6.47%, 4/20/2005....................................     3,008,895
   2,000,000 Daimler Benz Vehicle Owner Trust,
              Ser. 1998-A, Cl. A4,
              5.22%, 12/22/2003...................................     1,950,370
   2,500,000 Discover Card Master Trust,
              Ser. 1994-3, Cl. A,
              5.37%, 4/16/2002....................................     2,501,588
             EQCC Home Equity Loan Trust:
      13,797 Ser. 1996-2, Cl. A2,
             6.70%, 9/15/2008.....................................        13,813
     399,913 Ser. 1997-1, Cl. A3,
             6.84%, 9/15/2011.....................................       401,579
     133,988 Fifth Third Bank Auto Grantor Trust,
              Ser. 1996-A, Cl. A,
              6.20%, 12/15/2001...................................       134,134
   1,038,930 First Plus Home Loan Trust,
              Ser. 1997-3, Cl. A3,
              6.57%, 10/10/2010...................................     1,038,385
     485,284 First Security Auto Grantor Trust,
              Ser. 1997-A, Cl. A,
              6.30%, 8/15/2003....................................       485,689
   3,600,000 GE Capital Mtge. Svcs., Inc.,
              Ser. 1998-1, Cl. A4,
              6.44%, 10/25/2016...................................     3,585,402

 ASSET-BACKED SECURITIES - continued
 $ 1,412,379 Heller Equipment Asset Receivables Trust,
              6.39%, 5/25/2005...................................   $  1,414,349
     157,612 IMC Home Equity Loan Trust,
              Ser. 1997-2, Cl. A3,
              6.94%, 11/20/2011..................................        157,816
             MBNA Master Credit Card Trust:
     101,357 Ser. 1196-B, Cl. A3,
             6.33%, 4/21/2003....................................        101,576
  12,170,000 Ser. 1995-C, Cl. A,
             6.45%, 2/15/2008....................................     12,080,489
     760,000 Ser. 1996-J, Cl. A,
             5.14%, 2/15/2006....................................        759,244
   2,750,000 Ser. 1998-A, Cl. A,
             5.29%, 8/15/2005....................................      2,745,284
     336,877 Olympic Automobile
              Receivables Trust,
              Ser. 1995-D, Cl. B,
              6.10%, 4/15/2002...................................        337,212
             Premier Auto Trust:
     160,053 Ser. 1996-2, Cl. A4,
             6.58%, 10/6/2000....................................        160,293
   1,020,000 Ser. 1997-3, Cl. A5,
             6.34%, 1/6/2002.....................................      1,022,014
   2,280,000 Ser. 1998-2, Cl. A4,
             5.82%, 12/6/2002....................................      2,262,706
   1,000,000 Ser. 1998-3, Cl. A3,
             5.88%, 12/8/2001....................................        998,805
     138,676 Prudential Securities Fin.
              Asset Funding,
              Ser. 1993-8, Cl. A,
              5.78%, 11/15/2014..................................        136,235
     391,077 SLMA,
              Ser. 1997-1, Cl. A1,
              5.32%, 10/6/1999...................................        389,597
       1,350 The Money Store, Home Equity
              Loan Trust,
              Ser. 1993-B, Cl. A1,
              5.40%, 8/15/2005...................................          1,350
   4,670,000 Toyota Auto Lease Trust,
              Ser. 1997-A, Cl. A2,
              6.35%, 4/26/2004...................................      4,665,213
             Union Acceptance Corp.:
     198,999 Ser. 1995-D, Cl. B,
             6.03%, 1/7/2003.....................................        198,976
     474,362 Ser. 1996-A, Cl. A,
             5.40%, 4/7/2003.....................................        472,538
   2,476,908 Ser. 1996-D, Cl. A2,
             6.17%, 10/9/2002....................................      2,478,257
   2,551,791 Vanderbilt Mtge. & Fin. Inc.,
              Ser. 1997-B, Cl. 1A2,
              6.78%, 1/7/2008....................................      2,559,919
   1,000,000 WFS Finl. Owner Trust,
              Ser. 1998-A, Cl. A4,
              5.95%, 2/20/2003...................................        993,625
                                                                    ------------
             Total Asset-Backed Securities
              (cost $58,664,902).................................     58,465,855
                                                                    ------------

                                   EVERGREEN
                          Select Limited Duration Fund
                       Schedule of Investments(continued)
                               September 30, 1999

 Principal
   Amount                                                              Value

 CORPORATE BONDS & NOTES - 51.2%
            Aerospace & Defense - 1.5%
 $4,850,000 Raytheon Co., Notes,
             5.95%, 3/15/2001....................................   $  4,815,575
                                                                    ------------
            Automotive Equipment &
             Manufacturing - 0.3%
  1,000,000 Navistar Int'l. Corp.,
             Sr. Notes, Ser. B,
             7.00%, 2/1/2003.....................................        972,500
                                                                    ------------
            Banks - 3.8%
  1,000,000 Banc One Corp.,
             Sr. Notes, MTN,
             7.00%, 3/25/2002....................................      1,008,001
            MBNA Corp.:
  1,975,000 MTN,
            6.88%, 10/1/1999.....................................      1,975,000
  2,000,000 Sr. Notes, MTN,
            6.50%, 9/15/2000.....................................      1,993,786
            NationsBank Corp.,
             Sr. Notes:
    395,000 5.375%, 4/15/2000....................................        394,175
  4,510,000 5.75%, 3/15/2001.....................................      4,470,884
  2,000,000 Transamerica Fin. Corp.,
             Sr. Notes, MTN,
             5.56%, 10/22/1999...................................      2,000,786
                                                                    ------------
                                                                      11,842,632
                                                                    ------------
            Brokers - 10.0%
  4,530,000 Bear Stearns Co., Inc.,
             6.25%, 12/1/2000....................................      4,524,519
            Lehman Brothers Holdings, Inc.,
             MTN:
  2,000,000 6.125%, 2/1/2001.....................................      1,983,932
  1,000,000 6.33%, 8/1/2000......................................      1,000,561
    850,000 6.50%, 7/18/2000.....................................        851,798
            Merrill Lynch & Co., Inc.,
             Notes:
 10,000,000 5.73%, 2/26/2002.....................................      9,856,340
  6,000,000 6.00%, 1/15/2001.....................................      5,976,420
            Morgan Stanley Dean Witter,
             Sr. Notes:
  4,700,000 5.25%, 2/8/2001......................................      4,641,156
    750,000 5.89%, 3/20/2000.....................................        750,769
    750,000 Salomon, Inc.: Notes,
             6.50%, 3/1/2000.....................................        752,394
  1,000,000 Sr. Notes,
             7.30%, 5/15/2002....................................      1,019,912
                                                                    ------------
                                                                      31,357,801
                                                                    ------------
            Building, Construction &
             Furnishings - 2.2%
  2,000,000 Case Corp., Ser. B,
             6.25%, 12/1/2003....................................      1,947,936
  5,000,000 Cemex, SA, MTN,
             8.50%, 8/31/2000....................................      5,061,000
                                                                    ------------
                                                                       7,008,936
                                                                    ------------
            Consumer Products &
             Services - 0.3%
  1,000,000 Honeywell, Inc., Notes,
             6.75%, 3/15/2002....................................      1,005,346
                                                                    ------------

 CORPORATE BONDS & NOTES - continued
           Diversified Companies - 0.2%
 $ 625,000 Nabisco, Inc., Notes,
            6.00%, 2/15/2001....................................   $    619,105
                                                                   ------------
           Electronic Equipment &
            Services - 0.8%
 2,550,000 Analog Devices Inc.,
            6.625%, 3/1/2000....................................      2,554,840
                                                                   ------------
           Finance & Insurance - 11.1%
           Associates Corp. of North America,
            Sr. Notes:
 2,770,000 5.80%, 4/20/2004.....................................      2,663,352
 1,250,000 6.00%, 6/15/2000.....................................      1,250,066
 1,000,000 Caterpillar Finl. Svcs., MTN,
            6.75%, 6/15/2001....................................      1,007,744
   510,000 Chrysler Finl. Co. LLC, Notes,
            6.375%, 1/28/2000...................................        511,242
 5,430,000 CIT Group Holdings, Inc.,
            6.375%, 8/1/2002....................................      5,378,866
           Ford Motor Credit Co.,
            Notes:
 2,000,000 5.75%, 1/25/2001.....................................      1,984,270
 1,000,000 6.55%, 9/10/2002.....................................        996,244
   250,000 7.75%, 10/1/1999.....................................        250,000
 2,500,000 Freemont General Corp., Sr. Note, 7.70%, 3/17/2004...      2,462,593
           GMAC:
            MTN:
   700,000 5.10%, 12/9/1999.....................................        699,264
   500,000 5.95%, 4/20/2001.....................................        497,717
 2,000,000 Notes,
           5.625%, 2/15/2001....................................      1,984,124
 1,000,000 Ikon Capital, Inc., MTN,
            6.73%, 6/15/2001....................................        979,843
           Int'l. Lease Fin. Corp.,
            Notes:
   750,000 6.125%, 11/1/1999....................................        750,199
 1,500,000 7.00%, 5/15/2000.....................................      1,508,964
 3,500,000 McKesson Corp.,
            6.60%, 3/1/2000.....................................      3,510,892
           Mellon Finl. Co.,
            Sr. Notes:
 1,000,000 6.30%, 6/1/2000......................................      1,001,507
   255,000 7.625%, 11/15/1999...................................        255,530
 6,600,000 PHH Corp., MTN,
            5.49%, 3/1/2000.....................................      6,593,598
   500,000 Transamerica Fin. Corp., Sub. Notes, 6.75%,
            6/1/2000............................................        502,430
                                                                   ------------
                                                                     34,788,445
                                                                   ------------
           Food & Beverage Products - 1.7%
 1,000,000 Coca-Cola Enterprises, Inc., Notes, 6.375%,
            8/1/2001............................................      1,000,164
 3,000,000 Heinz HJ Co.,
            6.75%, 10/15/1999...................................      3,001,035
 1,500,000 Pepsico, Inc., MTN,
            6.375%, 12/31/1999..................................      1,500,543
                                                                   ------------
                                                                      5,501,742
                                                                   ------------
           Healthcare Products & Services - 0.8%
 2,500,000 Tenet Healthcare Corp., Sr. Notes, 8.625%,
            12/1/2003...........................................      2,482,340
                                                                   ------------

                                   EVERGREEN
                          Select Limited Duration Fund
                       Schedule of Investments(continued)
                               September 30, 1999

  Principal
   Amount                                                             Value

 CORPORATE BONDS - continued
             Industrial Development/Pollution/Resource
              Recovery - 4.4%
             WMX Technologies, Inc.:
 $ 4,000,000 6.25%, 10/15/2000..................................   $  3,922,304
  10,000,000 7.125%, 6/15/2001..................................      9,802,820
                                                                   ------------
                                                                     13,725,124
                                                                   ------------
             Industrial Specialty Products & Services - 0.8%
   2,500,000 EOP Operating L.P.,
              6.50%, 1/15/2004..................................      2,408,015
                                                                   ------------
             Information Services & Technology - 3.3%
             Comdisco, Inc.:
   7,500,000 MTN,
             6.02%, 6/26/2000...................................      7,467,465
   2,790,000 Notes,
             6.50%, 6/15/2000...................................      2,789,018
                                                                   ------------
                                                                     10,256,483
                                                                   ------------
             Lease Rental Obligations - 0.6%
   2,000,000 Amerco, Sr. Notes,
              7.20%, 4/1/2002...................................      1,967,994
                                                                   ------------
             Oil/Energy - 0.2%
     590,000 Coastal Corp., Sr. Notes,
              8.125%, 9/15/2002.................................        608,632
                                                                   ------------
             Paper & Packaging - 0.3%
   1,000,000 Int'l. Paper Co., Notes,
              7.00%, 6/1/2001...................................      1,005,736
                                                                   ------------
             Real Estate - 1.1%
   3,500,000 Homeside Lending, Inc., MTN,
              6.875%, 5/15/2000.................................      3,517,923
                                                                   ------------
             Retailing & Wholesale - 1.8%
   5,605,000 Dayton Hudson Corp.,
              5.95%, 6/15/2000..................................      5,611,474
                                                                   ------------
             Telecommunication Services & Equipment - 3.9%
   4,720,000 AT&T Corp.,
              5.625%, 3/15/2004.................................      4,529,727
   3,750,000 Cox Communications, Inc., Notes, 6.375%,
              6/15/2000.........................................      3,760,313
     340,000 TCI Communications, Sr. Notes, 8.65%, 9/15/2004....        366,884
             Worldcom, Inc.,
              Sr. Notes:
   2,505,000 6.125%, 8/15/2001..................................      2,488,965
   1,000,000 6.25%, 8/15/2003...................................        983,029
                                                                   ------------
                                                                     12,128,918
                                                                   ------------
             Transportation - 2.0%
   2,500,000 Burlington Northern Santa Fe Corp., 7.00%,
              8/1/2002..........................................      2,527,775
   1,000,000 Continental Airlines, Inc., Sr. Notes,
             9.50%, 12/15/2001..................................      1,017,500
   2,800,000 U.S. West Capital Funding, Inc., 6.125%,
              7/15/2002.........................................      2,743,975
                                                                   ------------
                                                                      6,289,250
                                                                   ------------

 CORPORATE BONDS - continued
             U.S. Government Agencies - 0.1%
 $    90,000 FFCB,
              8.60%, 5/30/2006..................................   $     93,484
     100,000 Israel, U.S. Government Guaranteed Notes,
              5.75%, 3/15/2000..................................        100,106
                                                                   ------------
                                                                        193,590
                                                                   ------------
             Total Corporate Bonds & Notes
              (cost $161,574,178)...............................    160,662,401
                                                                   ------------
 COLLATERALIZED MORTGAGE OBLIGATIONS - 3.1%
   7,500,000 Credit Suisse First Boston Mtge. Securities Corp.,
              6.58%, 10/15/2001.................................      7,386,000
   2,293,656 Deutsche Mtge. & Asset Receivable Corp.,
              6.22%, 9/15/2007..................................      2,217,609
                                                                   ------------
             Total Collateralized Mortgage Obligations
              (cost $9,644,080).................................      9,603,609
                                                                   ------------
 MORTGAGE-BACKED SECURITIES - 16.1%
             FHLB:
     200,000 4.218%, 8/27/2003..................................        184,487
  10,000,000 5.25%, 4/25/2002...................................      9,794,790
  15,000,000 5.875%, 8/15/2001..................................     14,951,730
             FHLMC:
   6,500,000 5.75%, 6/15/2001...................................      6,475,697
   2,765,586 6.00%, 1/1/2001 - 12/15/2009.......................      2,722,870
   9,266,123 6.50%, 7/1/2004 - 5/15/2013........................      9,164,928
     644,945 7.00%, 12/1/1999...................................        646,699
       1,939 9.00%, 5/1/2001....................................          1,991
             FNMA:
   1,888,428 5.50%, 1/1/2014....................................      1,781,675
   1,096,849 6.50%, 9/1/2005 - 8/1/2010.........................      1,088,448
     500,000 8.25%, 12/18/2000..................................        513,357
             GNMA:
     910,459 6.50%, 12/15/2008 - 10/15/2010.....................        898,609
      23,273 7.50%, 7/20/2002...................................         23,507
       4,600 8.00%, 8/15/2007...................................          4,767
      18,199 8.25%, 7/15/2002...................................         18,611
     300,742 8.50%, 6/20/2005 - 9/20/2005.......................        309,334
      11,343 8.75%, 8/15/2001 - 9/15/2001.......................         11,617
   1,128,542 9.00%, 10/20/2002 - 8/15/2022......................      1,185,001
      35,149 9.50%, 7/15/2002...................................         36,705
      14,404 9.75%, 5/15/2001 - 5/20/2005.......................         14,888
      30,594 10.00%, 10/15/2000 - 3/20/2004.....................         31,944
       2,098 10.25%, 2/15/2001..................................          2,180
     638,980 14.00%, 2/15/2012 - 6/15/2012......................        750,725
                                                                   ------------
             Total Mortgage-Backed Securities
              (cost $50,811,231)................................     50,614,560
                                                                   ------------

                                   EVERGREEN
                          Select Limited Duration Fund
                       Schedule of Investments(continued)
                               September 30, 1999

  Principal
   Amount                                                             Value

 YANKEE OBLIGATIONS - 0.7%
             Finance - 0.4%
 $ 1,000,000 Hanson Overseas B.V., Sr. Notes, 7.375%,
              1/15/2003.........................................   $  1,012,900
                                                                   ------------
             Metals & Mining - 0.3%
   1,000,000 WMC Fin. USA Ltd., Notes,
              6.50%, 11/15/2003.................................        972,851
                                                                   ------------
             Total Yankee Obligations
              (cost $2,051,783).................................      1,985,751
                                                                   ------------
 COMMERCIAL PAPER - 9.8%
             Oil/Energy - 0.7%
   2,100,000 Pennzoil Quaker,
              5.90%, 10/1/1999..................................      2,100,000
                                                                   ------------

 COMMERCIAL PAPER - continued
             Retailing & Wholesale - 6.7%
 $10,000,000 J.C. Penney Funding Corp.,
              6.32%, 1/10/2000...................................   $  9,822,689
  11,385,000 Rite Aid Corporation,
              5.70%, 10/4/1999...................................     11,379,592
                                                                    ------------
                                                                      21,202,281
                                                                    ------------
             Telecommunication Services & Equipment - 2.4%
   7,500,000 AT&T Capital Corp.,
              5.65%, 10/14/1999..................................      7,484,698
                                                                    ------------
             Total Commercial Paper
              (cost $30,786,979).................................     30,786,979
                                                                    ------------
             Total Investments -
              (cost $313,533,153).........................    99.5%  312,119,155
             Other Assets and
              Liabilities - net...........................     0.5     1,666,585
                                                             -----  ------------
             Net Assets - ................................   100.0% $313,785,740
                                                             =====  ============

Summary of Abbreviations:
FFCB  Federal Farm Credit Bank
FHLB  Federal Home Loan Bank
FHLMC Federal Home Loan Mortgage Corporation
FNMA  Federal National Mortgage Association
GNMA  General National Mortgage Association
MTN   Medium Term Note
SLMA  Student Loan Marketing Association

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                         Select Total Return Bond Fund
                            Schedule of Investments
                               September 30, 1999

  Principal
   Amount                                                             Value

 CORPORATE BONDS & NOTES - 26.0%
             Advertising & Related Services - 0.6%
 $   250,000 American Standard Inc.,
              7.375%, 2/1/2008..................................   $    227,500
     250,000 Holley Performance Prods Inc., Sr. Notes,
              12.25%, 9/15/2007 (a).............................        242,500
     500,000 Isle Capri Casinos Inc.,
              Sr. Notes (Subord.),
              8.75%, 4/15/2009..................................        458,750
                                                                   ------------
                                                                        928,750
                                                                   ------------
             Automotive Equipment & Manufacturing - 1.1%
     500,000 Eagle Picher Inds., Inc.,
              Sr. Notes (Subord.),
              9.375%, 3/1/2008..................................        440,000
     250,000 Federal Mogul Corp., Notes,
              7.50%, 1/15/2009..................................        225,559
     500,000 Hayes Wheels Intl., Inc.,
              Sr. Notes (Subord.), Ser. B,
              9.125%, 7/15/2007.................................        468,750
     500,000 Mark IV Inds., Inc.,
              Sr. Notes (Subord.),
              7.50%, 9/1/2007...................................        458,750
                                                                   ------------
                                                                      1,593,059
                                                                   ------------
             Banks - 1.4%
   2,000,000 Keycorp, Notes (Subord.),
              8.00%, 7/1/2004...................................      2,067,870
                                                                   ------------
             Cable/Other Video Distribution - 0.3%
     300,000 Charter Communications Holdings, Sr. Notes,
              8.625%, 4/1/2009 (a)..............................        285,000
     250,000 Metromedia Fiber Network, Inc., Sr. Notes,
              10.00%, 11/15/2008................................        242,500
                                                                   ------------
                                                                        527,500
                                                                   ------------
             Chemical & Agricultural Products - 1.0%
     500,000 Huntsman ICI Chemicals, Inc., Sr. Notes (Subord.),
              10.125%, 7/1/2009 (a).............................        491,250
     500,000 Polymer Group, Inc.,
              Sr. Notes (Subord.), Ser. B,
              9.00%, 7/1/2007...................................        473,750
     500,000 Scotts Co.,
              Sr. Notes (Subord.),
              8.625%, 1/15/2009 (a).............................        477,500
                                                                   ------------
                                                                      1,442,500
                                                                   ------------
             Diversified Companies - 0.7%
     500,000 Bulong Operation Property Ltd., Sr. Notes,
              12.50%, 12/15/2008................................        507,500
     500,000 Lyondell Chemical Co.,
              Sr. Notes (Subord. & Exchangeable),
              10.875%, 5/1/2009.................................        505,000
                                                                   ------------
                                                                      1,012,500
                                                                   ------------
             Electrical Equipment & Services - 1.3%
   2,000,000 Sony Corp., Notes,
              6.125%, 3/4/2003..................................      1,978,738
                                                                   ------------

 CORPORATE BOND & NOTES - continued
           Energy - 0.8%
 $ 500,000 AES Corp.,
            Sr. Notes (Subord. & Exchangeable),
            8.50%, 11/1/2007.....................................   $    458,750
   500,000 Triton Energy Ltd.,
            Sr. Notes,
            8.75%, 4/15/2002.....................................        491,250
   250,000 Western Gas Resources, Inc.,
            Sr. Notes (Subord.),
            10.00%, 6/15/2009 (a)................................        256,875
                                                                    ------------
                                                                       1,206,875
                                                                    ------------
           Environmental Services - 0.1%
   250,000 Allied Waste North America, Inc., Sr. Notes,
            7.625%, 1/1/2006.....................................        225,313
                                                                    ------------
           Finance & Insurance - 1.7%
   465,000 Household Fin. Corp.,
            5.125%, 6/24/2009....................................        458,082
 2,000,000 Lincoln Natl. Corp., Note,
            7.00%, 3/15/2018.....................................      1,906,356
   250,000 Standard Pacific Corp. New,
            Sr. Notes (Subord.),
            8.50%, 4/1/2009......................................        233,750
                                                                    ------------
                                                                       2,598,188
                                                                    ------------
           Food & Beverage Products - 0.5%
   250,000 Aurora Foods, Inc.,
            Sr. Notes (Subord.),
            9.875%, 2/15/2007....................................        251,875
   500,000 Chiquita Brands Intl., Inc.,
            Sr. Notes,
            9.625%, 1/15/2004....................................        487,500
                                                                    ------------
                                                                         739,375
                                                                    ------------
           Gaming - 0.8%
   250,000 Boyd Gaming Corp.,
            Sr. Notes (Subord.),
            9.50%, 7/15/2007.....................................        242,500
   500,000 Mohegan Tribal Gaming Auth.,
            Sr. Notes (Subord.),
            8.75%, 1/1/2009......................................        490,000
   500,000 Station Casinos, Inc.,
            Sr. Notes (Subord.),
            9.75%, 4/15/2007.....................................        506,875
                                                                    ------------
                                                                       1,239,375
                                                                    ------------
           Household Products & Services - 0.2%
   250,000 Playtex Family Prods. Corp.,
            Sr. Notes (Subord.),
            9.00%, 12/15/2003....................................        249,375
                                                                    ------------
           Iron & Steel - 0.6%
   500,000 Alaska Steel Corp., Sr. Notes,
            7.875%, 2/15/2009....................................        460,000
   250,000 Natl. Steel Corp., Mtge. Ser. D,
            9.875%, 3/1/2009.....................................        247,500
   250,000 WHX Corp., Sr. Notes,
            10.50%, 4/15/2005....................................        234,375
                                                                    ------------
                                                                         941,875
                                                                    ------------

                                   EVERGREEN
                         Select Total Return Bond Fund
                       Schedule of Investments(continued)
                               September 30, 1999

 Principal
   Amount                                                             Value

 CORPORATE BOND & NOTES - continued
            Lease Rental Obligations - 0.8%
 $  500,000 Budget Group, Inc.,
             Sr. Notes,
             9.125%, 4/1/2006...................................   $    448,750
    500,000 Nationsrent, Inc.,
             Sr. Notes (Subord.),
             10.375%, 12/15/2008................................        492,500
    250,000 United Rentals, Inc.,
             Sr. Notes,
             9.25%, 1/15/2009...................................        240,625
                                                                   ------------
                                                                      1,181,875
                                                                   ------------
            Leisure & Tourism - 0.5%
    500,000 Carmike Cinemas Inc.,
             Sr. Notes (Subord.),
             9.375%, 2/1/2009...................................        465,000
    250,000 Hollywood Park, Inc.,
             Sr. Notes, Ser. B,
             9.25%, 2/15/2007...................................        242,500
                                                                   ------------
                                                                        707,500
                                                                   ------------
            Oil/Energy - 0.6%
    500,000 Calpine Corp.,
             Sr. Notes,
             7.625%, 4/15/2006..................................        476,250
    250,000 Cross Timbers Oil Co.,
             Sr. Notes (Subord.),
             8.75%, 11/1/2009...................................        241,875
    250,000 Ocean Energy Inc.,
             Sr. Notes (Subord.),
             8.375%, 7/1/2008...................................        242,500
                                                                   ------------
                                                                        960,625
                                                                   ------------
            Paper & Packaging - 1.3%
  2,000,000 UPM-Kymmene Corp.,
             6.875%, 11/26/2007 (a).............................      1,904,412
                                                                   ------------
            Printing, Publishing, Broadcasting & Entertainment -
              2.8%
    250,000 Ackerley Group, Inc.,
             Sr. Notes (Subord.),
             9.00%, 1/15/2009...................................        238,750
    500,000 Big Flower Press Holdings, Inc.,
             Sr. Notes (Subord.),
             8.625%, 12/1/2008..................................        487,500
    500,000 Cinemark USA, Inc.,
             Sr. Notes (Subord.),
             9.625%, 8/1/2008...................................        430,000
    250,000 Hollinger Intl.,
             Sr. Notes (Subord.),
             9.25%, 2/1/2006....................................        249,375
    400,000 K III Communications Corp.,
             Sr. Notes,
             8.50%, 2/1/2006....................................        388,000
    250,000 Sinclair Broadcast Group, Inc.,
             Sr. Notes (Subord.),
             10.00%, 9/30/2005..................................        248,750
    250,000 TV Guide Inc.,
             Sr. Notes (Subord.),
             8.125%, 3/1/2009...................................        236,875
  1,820,000 Viacom, Inc.,
             Sr. Notes,
             7.75%, 6/1/2005....................................      1,854,787
                                                                   ------------
                                                                      4,134,037
                                                                   ------------

 CORPORATE BOND & NOTES - continued
            Real Estate - 0.8%
 $  250,000 Crown Castle Intl. Corp.,
             Sr. Notes,
             9.00%, 5/15/2011....................................   $    235,625
    500,000 HMH Property, Inc.,
             Sr. Notes,
             7.875%, 8/1/2008....................................        446,250
    500,000 MDC Holdings, Inc.,
             Sr. Notes,
             8.375%, 2/1/2008....................................        452,500
                                                                    ------------
                                                                       1,134,375
                                                                    ------------
            Retailing & Wholesale - 3.1%
    250,000 Ames Dept. Stores Inc.,
             Sr. Notes,
             10.00%, 4/15/2006...................................        242,500
  2,000,000 Kroger Co.,
             Sr. Notes,
             6.375%, 3/1/2008....................................      1,853,636
    250,000 Michaels Stores Inc.,
             Sr. Notes,
             10.875%, 6/15/2006..................................        263,750
  2,000,000 Sears Roebuck & Co.,
             9.375%, 11/1/2011...................................      2,305,854
                                                                    ------------
                                                                       4,665,740
                                                                    ------------
            Telecommunication Services & Equipment - 3.1%
    250,000 Adelphia Communications Corp.,
             Sr. Notes,
             9.875%, 3/1/2007....................................        255,000
    250,000 Bresnan Communications Group,
             Sr. Notes,
             8.00%, 2/1/2009.....................................        245,625
    250,000 Comcast Corp.,
             9.50%, 1/15/2008....................................        260,313
    250,000 Echostar DBS Corp.,
             Sr. Notes,
             9.375%, 2/1/2009....................................        248,750
    250,000 Global Crossings Holdings Ltd.,
             Sr. Notes,
             9.625%, 5/15/2008...................................        258,750
    500,000 Intermedia Communications, Inc.,
             Sr. Notes (Disc.),
             Ser. B (Eff. Yield 9.79%),
             0.00%, 7/15/2007 (c)................................        332,500
    500,000 Jordan Telecommunication Products, Inc.,
             Sr. Notes,
             9.875%, 8/1/2007....................................        480,000
  1,500,000 MCI Worldcom, Inc.,
             Sr. Notes,
             7.75%, 4/1/2007.....................................      1,559,890
    500,000 McLeod USA, Inc.,
             Sr. Notes (Disc.) (Eff. Yield 9.12%),
             0.00%, 3/1/2007 (c).................................        396,250
    250,000 Nextel Communications Inc.,
             9.75%, 8/15/2004....................................        253,438
    500,000 Price Communications Wireless, Inc.,
             Sr. Notes (Secd.),
             9.125%, 12/15/2006 (a)..............................        511,250
                                                                    ------------
                                                                       4,801,766
                                                                    ------------

                                   EVERGREEN
                         Select Total Return Bond Fund
                       Schedule of Investments(continued)
                               September 30, 1999

  Principal
   Amount                                                              Value

 CORPORATE BOND & NOTES - continued
             Textile & Apparel - 0.3%
 $   500,000 Westpoint Stevens, Inc.,
              Sr. Notes,
              7.875%, 6/15/2005..................................   $    468,750
                                                                    ------------
             Transportation - 1.6%
     500,000 Sea Containers Ltd.,
              Sr. Notes,
              7.875%, 2/15/2008..................................        445,000
   1,812,885 Southwest Airlines Co., Ser. A3,
              8.70%, 7/1/2011....................................      1,954,716
                                                                    ------------
                                                                       2,399,716
                                                                    ------------
             Total Corporate Bonds & Notes
              (cost $41,010,783).................................     39,110,089
                                                                    ------------
 FOREIGN BONDS - (NON-US DOLLARS) - 16.2%
             Banks - 2.1%
     600,000 Bayerische Hypo Vereinsbank,
         EUR 4.75%, 9/19/2007....................................        615,066
     500,000 HSBC Holdings PLC,
         EUR 5.50%, 7/15/2009....................................        507,525
     985,000 IBRD World Bank,
         NZD 7.25%, 5/27/2003....................................        512,136
             Kreditanstalt Fuer Wiederaufbau:
     530,000 5.25%, 1/4/2010.....................................        553,630
         EUR
     383,468 5.50%, 3/12/2007....................................        417,069
         EUR
   1,075,000 Oester Kontrollbank,
         DEM 5.75%, 9/12/2007....................................        596,318
                                                                    ------------
                                                                       3,201,744
                                                                    ------------
             Finance - 1.1%
   1,000,000 DSL Fin. NV,
         DEM 5.00%, 7/23/2004....................................        551,826
   2,500,000 Eksportfinans AS,
         SEK 6.875%, 2/9/2004....................................        320,243
     540,000 Siemens Financier,
         EUR 5.50%, 3/12/2007....................................        578,974
      60,000 Swedish Export Credit Corp.,
         GBP 7.625%, 12/27/2001..................................        100,057
                                                                    ------------
                                                                       1,551,100
                                                                    ------------
             Food & Beverage Products - 0.2%
   2,000,000 Sara Lee Corp.,
         FRF  Notes,
             4.625%, 3/12/2002...................................        329,401
                                                                    ------------
             Utilities - Water - 0.1%
     180,000 Vodohospodarska Vystavba,
         DEM 8.00%, 7/9/2001.....................................        100,380
                                                                    ------------
             Government - 12.7%
   1,140,000 Federal Republic of Germany,
         EUR 6.00%, 7/4/2007.....................................      1,280,096
             France, Government of:
     640,000 4.50%, 7/12/2002....................................        688,890
         EUR
     914,694 5.25%, 4/25/2008....................................        977,858
         EUR
             Japan, Government of:
 285,000,000 1.40%, 6/22/2009....................................      2,564,146
         JPY

 FOREIGN BONDS - (NON-US DOLLARS) - continued
             Government - continued
 320,000,000 1.50%, 1/20/2005....................................   $  3,073,490
         JPY
 120,000,000 2.60%, 3/20/2019....................................      1,141,191
         JPY
   3,800,000 Kingdom of Belgium,
         EUR 3.75%, 3/28/2009....................................      3,566,672
             Kingdom of Denmark:
   2,100,000 5.00%, 8/15/2005....................................        298,738
         DKK
   4,300,000 7.00%, 11/15/2007...................................        673,802
         DKK
             Kingdom of Spain:
     280,000 4.50%, 7/30/2004....................................        295,412
         EUR
   2,000,000 5.15%, 7/30/2009....................................      2,100,008
         EUR
  12,200,000 Kingdom of Sweden:
         SEK 5.00%, 1/15/2004....................................      1,470,148
   4,900,000 5.00%, 1/28/2009....................................        563,844
         SEK
      70,000 Mexican U.S.,
         GBP 8.75%, 5/30/2002....................................        114,462
     417,477 Netherlands, Government of,
         EUR 6.50%, 4/15/2003....................................        475,655
                                                                    ------------
                                                                      19,284,412
                                                                    ------------
             Total Foreign Bonds - (Non-US Dollars)
              (cost $24,614,062).................................     24,467,037
                                                                    ------------
 MORTGAGE-BACKED SECURITIES - 18.8%
             FHLMC:
 $ 4,402,584 6.00%, 2/1/2029.....................................      4,112,233
   4,392,342 6.50%, 3/1/2029.....................................      4,220,514
   4,774,849 7.00%, 6/1/2027 - 5/1/2028..........................      4,705,470
   7,415,041 7.50%, 10/1/2011 - 7/1/2028.........................      7,484,613
   2,228,954 8.00%, 4/1/2027 - 5/1/2027..........................      2,284,789
   1,485,597 8.50%, 1/1/2028.....................................      1,541,738
             GNMA:
   1,487,874 6.00%, 5/15/2028....................................      1,382,295
   2,699,486 6.50%, 5/15/2028....................................      2,583,624
                                                                    ------------
             Total Mortgage-Backed Securities
              (cost $29,203,593).................................     28,315,276
                                                                    ------------
 U.S. AGENCY OBLIGATIONS - 0.5%
     425,000 FHLB,
              6.875%, 6/7/2002
              (cost $716,792)....................................        700,633
                                                                    ------------
 U.S. TREASURY OBLIGATIONS - 31.5%
             U.S. Treasury Bonds:
   5,710,000 6.125%, 8/15/2029...................................      5,763,531
   5,000,000 7.625%, 2/15/2007...................................      5,195,315
   3,590,000 7.875%, 2/15/2021...................................      4,177,862
   3,800,000 8.125%, 5/15/2021...................................      4,533,875
   2,475,000 9.00%, 11/15/2018...................................      3,157,947
   6,500,000 10.375%, 11/15/2012.................................      8,157,500
             U.S. Treasury Notes:
   3,000,000 5.50%, 2/28/2003....................................      2,973,750
   4,240,000 5.625%, 11/30/2000..................................      4,247,950

                                   EVERGREEN
                         Select Total Return Bond Fund
                       Schedule of Investments(continued)
                               September 30, 1999

 Principal
   Amount                                                             Value

 U.S. TREASURY OBLIGATIONS - continued
 $6,250,000 6.625%, 3/31/2002...................................   $  6,382,812
  2,850,000 7.50%, 11/15/2001...................................      2,954,205
                                                                   ------------
            Total U.S. Treasury Obligations
             (cost $49,136,195).................................     47,544,747
                                                                   ------------
 YANKEE OBLIGATIONS - 3.9%
            Building Products - 1.8%
  2,540,000 Hanson PLC,
             7.375%, 1/15/2003..................................      2,572,766
                                                                   ------------
            Finance & Insurance - 0.4%
    100,000 Hutchison Whampoa Fin., C.I. Ltd., Notes, Ser. A
             6.95%, 8/1/2007 (a)................................         95,357
    500,000 ICI Fin. Nederlands,
             6.75%, 8/7/2002....................................        494,652
                                                                   ------------
                                                                        590,009
                                                                   ------------
            Food & Beverage Products - 0.3%
    400,000 Diageo PLC,
             6.625%, 6/24/2004..................................        398,880
                                                                   ------------
            Oil/Energy - 0.3%
    500,000 Gulf Canada Resources Ltd.,
             Sr. Notes,
             8.35%, 8/1/2006....................................        488,750
                                                                   ------------
            Paper & Packaging - 0.3%
    500,000 Norampac, Inc.,
             Sr. Notes,
             9.50%, 2/1/2008....................................        507,500
                                                                   ------------
            Printing, Publishing, Broadcasting & Entertainment -
              0.5%
    500,000 Imax Corp.,
             Sr. Notes,
             7.875%, 12/1/2005..................................        465,000
    500,000 Radio E Televisao Bandeirantes,
             Notes,
             12.875%, 5/15/2006 (a).............................        225,000
                                                                   ------------
                                                                        690,000
                                                                   ------------

 Principal
   Amount                                                             Value

 YANKEE OBLIGATIONS - continued
            Telecommunication Services & Equipment - 0.2%
 $  200,000 SK Telecom Ltd.,
             7.75%, 4/29/2004...................................   $    194,328
    100,000 TPSA Fin. BV,
             7.125%, 12/10/2003 (a).............................         98,554
                                                                   ------------
                                                                        292,882
                                                                   ------------
            Government - 0.1%
    100,000 Republic of Kazakhstan,
             8.375%, 10/2/2002..................................         90,600
    100,000 Republic of Lithuania,
             7.125%, 7/22/2002..................................         93,350
                                                                   ------------
                                                                        183,950
                                                                   ------------
            Total Yankee Obligations
             (cost $6,679,547)..................................      5,724,737
                                                                   ------------
 REPURCHASE AGREEMENT - 2.0%
  3,067,105 Societe Generale Repurchase Agreement 5.30%, dated
             9/30/1999,
             due 10/1/1999 cost $3,067,105
             maturity value $3,067,557 (b)......................      3,067,105
                                                                   ------------

          Total Investments -
           (cost $154,428,077)............................    98.9%  148,929,624
          Other Assets and
           Liabilities - net..............................     1.1     1,723,895
                                                             -----  ------------
          Net Assets -....................................   100.0% $150,653,519
                                                             =====  ============

(a) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.
(b) Repurchase agreement is collateralized by $10,000 U.S. Treasury Notes 6.25%, due 2/15/03; value including accrued interest - $9,983 and U.S. Treasury STRIPS, 3.625%, due 01/15/2003 with a value, including accrued in-terest - $3,060,537.
(c) Effective yield (calculated at date of purchase) is the annual yield at which the bond accrues until its maturity date.

Summary of Abbreviations:
DEM  Deutsche Mark
DKK  Danish Krone
EUR  Euro Dollar
FHLB Federal Home Loan Bank
FHLMC Federal Home Loan Mortgage Corporation
FRF  French Franc
GBP  Pound Sterling
GNMA General National Mortgage Association
JPY  Japanese Yen
NZD  New Zealand Dollar
SEK  Swedish Krone
STRIPS Separate Trading of Registered Interest and Principal of Securi-ties

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                           Select Fixed Income Funds
                      Statements of Assets and Liabilities
                               September 30, 1999

                          Adjustable Rate                 Fixed Income   Income Plus
                               Fund       Core Bond Fund      Fund           Fund
---------------------------------------------------------------------------------------
Assets
 Identified cost of
  securities............    $56,432,202   $1,087,612,013  $807,272,107  $1,754,248,853
 Net unrealized losses
  on securities.........       (306,319)      (5,293,115)   (6,377,821)    (17,196,958)
---------------------------------------------------------------------------------------
 Market value of
  securities............     56,125,883    1,082,318,898   800,894,286   1,737,051,895
 Cash...................            358              580             0               0
 Foreign currency, at
  value (cost $0, $0, $0
  and $0,
  respectively).........              0                0             0               0
 Receivable for
  securities sold.......        249,354       31,208,066             0      62,964,200
 Receivable for Fund
  shares sold...........              0                0         1,525               0
 Interest and dividend
  receivable............        425,562        9,844,831     7,833,514      26,005,937
 Receivable for closed
  forward foreign
  currency exchange
  contracts.............              0                0             0               0
 Prepaid expenses and
  other assets..........              0           42,295        18,105         146,033
---------------------------------------------------------------------------------------
 Total assets...........     56,801,157    1,123,414,670   808,747,430   1,826,168,065
---------------------------------------------------------------------------------------
Liabilities
 Distributions payable..        271,903        5,343,134     3,083,031       9,276,837
 Payable for securities
  purchased.............              0       69,113,354    50,422,438      10,980,450
 Payable for Fund shares
  redeemed..............        272,823                0             0             800
 Payable for securities
  on loan...............              0                0   151,905,405               0
 Due to custodian bank..              0                0       534,282               0
 Deferred mortgage
  dollar roll income....              0                0        26,691               0
 Advisory fee payable...         14,005          256,840       198,051         596,596
 Distribution Plan
  expenses payable......          2,141              754         1,916           2,302
 Due to other related
  parties...............              0           23,615        10,190          33,539
 Accrued expenses and
  other liabilities.....          7,854          152,344        47,984         197,632
---------------------------------------------------------------------------------------
 Total liabilities......        568,726       74,890,041   206,229,988      21,088,156
---------------------------------------------------------------------------------------
Net assets..............    $56,232,431   $1,048,524,629  $602,517,442  $1,805,079,909
---------------------------------------------------------------------------------------
Net assets represented
 by
 Paid-in capital........    $57,364,260   $1,071,849,415  $609,330,063  $1,833,309,601
 Undistributed
  (overdistributed) net
  investment income.....            924         (225,304)     (631,290)       (509,450)
 Accumulated net
  realized gains or
  losses on securities
  and foreign currency
  related transactions..       (826,434)     (17,806,367)      196,490     (10,523,284)
 Net unrealized losses
  on securities and
  foreign currency
  related transactions..       (306,319)      (5,293,115)   (6,377,821)    (17,196,958)
---------------------------------------------------------------------------------------
Total net assets........    $56,232,431   $1,048,524,629  $602,517,442  $1,805,079,909
---------------------------------------------------------------------------------------
Net assets consists of
 Class I................    $36,032,963   $1,042,780,552  $590,927,188  $1,794,208,965
 Class IS...............     20,199,468        5,744,077    11,590,254      10,870,944
---------------------------------------------------------------------------------------
Total net assets........    $56,232,431   $1,048,524,629  $602,517,442  $1,805,079,909
---------------------------------------------------------------------------------------
Shares outstanding
 Class I................      3,768,749      103,482,282   101,554,906     331,483,317
 Class IS...............      2,112,716          570,018     1,991,825       2,008,467
---------------------------------------------------------------------------------------
Net asset value per
 share
 Class I................    $      9.56   $        10.08  $       5.82  $         5.41
---------------------------------------------------------------------------------------
 Class IS...............    $      9.56   $        10.08  $       5.82  $         5.41
---------------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                           Select Fixed Income Funds
                      Statements of Assets and Liabilities
                               September 30, 1999

                          Intermediate  International   Limited     Total Return
                              Bond          Bond        Duration        Bond
                              Fund          Fund          Fund          Fund
---------------------------------------------------------------------------------
Assets
 Identified cost of
  securities............  $716,814,315   $54,918,747  $313,533,153  $154,428,077
 Net unrealized losses
  on securities.........    (7,254,468)   (1,609,396)   (1,413,998)   (5,498,453)
---------------------------------------------------------------------------------
 Market value of
  securities............   709,559,847    53,309,351   312,119,155   148,929,624
 Cash...................           987       588,294           128             0
 Foreign currency, at
  value (cost $0,
  290,866, $0 and 0,
  respectively).........             0       293,443             0             0
 Receivable for
  securities sold.......             0             0        10,575       254,444
 Receivable for Fund
  shares sold...........             0             0             0             0
 Interest and dividend
  receivable............    11,514,638     1,168,798     3,335,973     2,290,914
 Receivable for closed
  forward foreign
  currency exchange
  contracts.............             0       161,150             0        45,321
 Prepaid expenses and
  other assets..........        18,723         4,141         5,297         5,627
---------------------------------------------------------------------------------
 Total assets...........   721,094,195    55,525,177   315,471,128   151,525,930
---------------------------------------------------------------------------------
Liabilities
 Distributions payable..     2,864,065             0     1,528,957       783,714
 Payable for securities
  purchased.............     7,495,586             0             0             0
 Payable for Fund shares
  redeemed..............             0             0             0             0
 Payable for Securities
  on Loan...............             0             0             0             0
 Due to custodian bank..             0             0             0           519
 Deferred Mortgage
  Dollar Roll income....             0             0             0             0
 Advisory fee payable...       295,048        17,406        49,776        46,989
 Distribution Plan
  expenses payable......         1,318            23           313           650
 Due to other related
  parties...............        14,051         5,319         6,177         1,920
 Accrued expenses and
  other liabilities.....        88,030         5,710       100,165        38,619
---------------------------------------------------------------------------------
 Total liabilities......    10,758,098        28,458     1,685,388       872,411
---------------------------------------------------------------------------------
Net assets..............  $710,336,097   $55,496,719  $313,785,740  $150,653,519
---------------------------------------------------------------------------------
Net assets represented
 by
 Paid-in capital........  $721,029,475   $56,884,028  $315,294,910  $161,675,467
 Undistributed
  (overdistributed) net
  investment income.....        12,256       324,141         5,793       (30,350)
 Accumulated net
  realized losses on
  securities and foreign
  currency related
  transactions..........    (3,451,166)     (110,507)     (100,965)   (5,495,840)
 Net unrealized losses
  on securities and
  foreign currency
  related transactions..    (7,254,468)   (1,600,943)   (1,413,998)   (5,495,758)
---------------------------------------------------------------------------------
Total net assets........  $710,336,097   $55,496,719  $313,785,740  $150,653,519
---------------------------------------------------------------------------------
Net assets consists of
 Class I................  $704,473,534   $55,258,280  $312,156,908  $144,319,976
 Class IS...............     5,862,563       238,439     1,628,832     6,333,543
---------------------------------------------------------------------------------
Total net assets........  $710,336,097   $55,496,719  $313,785,740  $150,653,519
---------------------------------------------------------------------------------
Shares outstanding
 Class I................    11,487,435     5,807,719    30,566,099     1,559,047
 Class IS...............        95,597        25,094       159,494        68,419
---------------------------------------------------------------------------------
Net asset value per
 share
 Class I................  $      61.33   $      9.51  $      10.21  $      92.57
---------------------------------------------------------------------------------
 Class IS...............  $      61.33   $      9.50  $      10.21  $      92.57
---------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                           Select Fixed Income Funds
                            Statements of Operations
                         Year Ended September 30, 1999

                          Adjustable Rate  Core Bond    Fixed Income   Income Plus
                               Fund         Fund (a)        Fund          Fund
------------------------------------------------------------------------------------
Investment income
 Dividend...............    $        0    $    423,866  $          0  $      35,000
 Interest...............     2,332,541      20,065,534    39,376,081     93,308,730
------------------------------------------------------------------------------------
Total investment
 income.................     2,332,541      20,489,400    39,376,081     93,343,730
------------------------------------------------------------------------------------
Expenses
 Advisory fee...........       109,172       1,341,265     3,103,125      7,268,470
 Distribution Plan
  expenses..............        33,833           4,191        29,172         22,267
 Transfer agent fee.....         2,867          13,353        33,225         39,458
 Administrative services
  fees..................         4,875          82,328       154,082        359,786
 Trustees' fees and
  expenses..............           212           5,471        17,102         36,832
 Custodian fee..........         8,134         122,541       237,554        505,235
 Registration and filing
  fees..................        20,626          25,016        25,446         91,167
 Printing and postage
  expenses..............         6,279          12,085        20,066         43,884
 Professional fees......        20,051          41,420        28,716         32,340
 Other..................         2,349          48,724        21,069         27,459
------------------------------------------------------------------------------------
 Total expenses.........       208,398       1,696,394     3,669,557      8,426,898
 Less: Fee credits......          (419)        (38,585)      (31,897)       (75,249)
   Fee waivers..........       (64,702)       (318,098)     (620,625)    (1,453,694)
------------------------------------------------------------------------------------
 Net expenses...........       143,277       1,339,711     3,017,035      6,897,955
------------------------------------------------------------------------------------
 Net investment income..     2,189,264      19,149,689    36,359,046     86,445,775
------------------------------------------------------------------------------------
Net realized and
 unrealized gains or
 losses on securities
 and foreign currency
 related transactions
 Net realized gains or
  losses on:
 Securities.............      (206,625)    (17,915,146)    1,416,510     (9,539,387)
 Foreign currency
  related transactions..             0               0             0              0
------------------------------------------------------------------------------------
 Net realized gains or
  losses on securities
  and foreign currency
  related transactions..      (206,625)    (17,915,146)    1,416,510     (9,539,387)
------------------------------------------------------------------------------------
 Net change in
  unrealized gains or
  losses on securities
  and foreign currency
  related transactions..      (203,833)     10,559,806   (33,036,101)   (95,323,463)
------------------------------------------------------------------------------------
 Net realized and
  unrealized losses on
  securities and foreign
  currency related
  transactions..........      (410,458)     (7,355,340)  (31,619,591)  (104,862,850)
------------------------------------------------------------------------------------
 Net increase (decrease)
  in net assets
  resulting from
  operations............    $1,778,806    $ 11,794,349  $  4,739,455  $ (18,417,075)
------------------------------------------------------------------------------------

(a) For the six months ended September 30, 1999.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                           Select Fixed Income Funds
                            Statements of Operations
                         Year Ended September 30, 1999

                          Intermediate  International   Limited    Total Return
                              Bond          Bond       Duration        Bond
                              Fund          Fund         Fund          Fund
--------------------------------------------------------------------------------
Investment income
 Dividend...............             0             0            0             0
 Interest...............  $ 37,852,704   $ 2,309,334  $ 8,534,531  $ 10,236,516
--------------------------------------------------------------------------------
Total investment
 income.................    37,852,704     2,309,334    8,534,531    10,236,516
--------------------------------------------------------------------------------
Expenses
 Advisory fee...........     4,398,704       287,115      416,391       580,306
 Distribution Plan
  expenses..............        13,511           402        1,943        15,342
 Transfer agent fee.....         9,919         1,414       52,676           728
 Administrative services
  fees..................       182,850        11,917       33,285        35,924
 Trustees' fees and
  expenses..............        15,731           958        2,905         2,814
 Custodian fee..........       236,416        53,938       49,586        46,676
 Registration and filing
  fees..................        44,255        57,827       75,375        66,433
 Printing and postage
  expenses..............        22,340           893        5,009         2,267
 Professional fees......        24,983        36,748       25,087        24,325
 Other..................         7,115         3,280       37,062        12,212
--------------------------------------------------------------------------------
 Total expenses.........     4,955,824       454,492      699,319       787,027
 Less: Fee credits......       (42,834)      (20,999)      (7,417)       (7,694)
 Fee waivers............      (733,117)     (122,058)    (274,975)      (53,477)
--------------------------------------------------------------------------------
 Net expenses...........     4,179,873       311,435      416,927       725,856
--------------------------------------------------------------------------------
 Net investment income..    33,672,831     1,997,899    8,117,604     9,510,660
--------------------------------------------------------------------------------
Net realized and
 unrealized gains or
 losses on securities
 and foreign currency
 related transactions
 Net realized gains or
  losses on:
 Securities.............    (3,177,212)    2,561,983      (98,199)   (4,139,220)
 Foreign currency
  related transactions..             0       567,365            0       346,065
--------------------------------------------------------------------------------
 Net realized gains or
  losses on securities
  and foreign currency
  related transactions..    (3,177,212)    3,129,348      (98,199)   (3,793,155)
--------------------------------------------------------------------------------
 Net change in
  unrealized losses on
  securities and foreign
  currency related
  transactions..........   (52,389,950)   (3,192,115)  (2,114,578)   (6,893,620)
--------------------------------------------------------------------------------
 Net realized and
  unrealized losses on
  securities and foreign
  currency related
  transactions..........   (55,567,162)      (62,767)  (2,212,777)  (10,686,775)
--------------------------------------------------------------------------------
 Net increase (decrease)
  in net assets
  resulting from
  operations............  $(21,894,331)  $ 1,935,132  $ 5,904,827  $ (1,176,115)
--------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                           Select Fixed Income Funds
                            Statement of Operations
                           Year Ended March 31, 1999

                                                                       Core
                                                                   Bond Fund (a)
--------------------------------------------------------------------------------
Investment income
 Interest........................................................   $ 6,473,084
 Dividend........................................................       483,139
--------------------------------------------------------------------------------
Total investment income..........................................     6,956,223
--------------------------------------------------------------------------------
Expenses
 Advisory fee....................................................       418,525
 Distribution Plan expenses......................................         4,201
 Administrative services fees....................................        98,726
 Trustees' fees and expenses.....................................         8,220
 Custodian fee...................................................        18,459
 Registration and filing fees....................................         6,234
 Postage and Supplies............................................         3,799
 Printing and postage expenses...................................         7,441
 Professional fees...............................................        15,245
 Pricing Costs...................................................        15,146
 Insurance Expense...............................................         3,269
 Other...........................................................         4,317
--------------------------------------------------------------------------------
 Total expenses..................................................       603,582
 Less: Fee credits...............................................       (18,717)
   Fee waived ...................................................       (23,693)
--------------------------------------------------------------------------------
 Net expenses....................................................       561,172
--------------------------------------------------------------------------------
 Net investment income...........................................     6,395,051
--------------------------------------------------------------------------------
Net realized and unrealized gains or losses on securities
 Securities......................................................     1,960,347
 Net change in unrealized gains and losses on securities.........    (1,449,745)
--------------------------------------------------------------------------------
 Net realized and unrealized gains on securities.................       510,602
--------------------------------------------------------------------------------
 Net increase in net assets resulting from operations............   $ 6,905,653
--------------------------------------------------------------------------------

(a) The above Statement of Operations is for the Tattersall Bond Fund, the ac-counting survivor in the June 4, 1999 merger with Core Bond Fund. The Fund changed its year end and, accordingly presents this statement of operation to comply with financial reporting requirements.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                           Select Fixed Income Funds
                      Statements of Changes in Net Assets
                        Period Ended September 30, 1999

                          Adjustable Rate   Core Bond     Fixed Income   Income Plus
                               Fund          Fund (a)         Fund           Fund
---------------------------------------------------------------------------------------
Operations
 Net investment income..    $ 2,189,264   $   19,149,689  $ 36,359,046  $   86,445,775
 Net realized gains or
  losses on securities
  and foreign currency
  related transactions..       (206,625)     (17,915,146)    1,416,510      (9,539,387)
 Net change in
  unrealized gains or
  losses on securities
  and foreign currency
  related transactions..       (203,833)      10,559,806   (33,036,101)    (95,323,463)
---------------------------------------------------------------------------------------
 Net increase (decrease)
  in net assets
  resulting from
  operations............      1,778,806       11,794,349     4,739,455     (18,417,075)
---------------------------------------------------------------------------------------
Distributions to
 shareholders from
 Net investment income
 Class I................     (1,397,318)     (18,838,531)  (35,671,468)    (85,924,615)
 Class IS...............       (793,896)        (117,748)     (658,927)       (510,896)
 Net realized gains
 Class I................              0         (144,394)            0     (12,260,419)
 Class IS...............              0           (3,606)            0         (77,202)
---------------------------------------------------------------------------------------
 Total distributions to
  shareholders..........     (2,191,214)     (19,104,279)  (36,330,395)    (98,773,132)
---------------------------------------------------------------------------------------
Capital share
 transactions
 Proceeds from shares
  sold..................     32,420,775       83,677,773   147,719,575     233,942,078
 Net asset value of
  shares issued in
  reinvestment of
  distributions.........      1,817,776        3,931,283     7,882,569      17,855,318
 Payment for shares
  redeemed..............    (10,412,264)     (48,148,961) (200,209,090)   (314,597,134)
 Net asset value of
  shares issued in
  acquisition of:
 Common Trust Funds.....              0      312,235,534             0     610,301,298
 Investment Companies...              0      592,389,300             0               0
---------------------------------------------------------------------------------------
 Net increase (decrease)
  in net assets
  resulting from capital
  share transactions....     23,826,287      944,084,929   (44,606,946)    547,501,560
---------------------------------------------------------------------------------------
  Total increase
   (decrease) in net
   assets...............     23,413,879      936,774,999   (76,197,886)    430,311,353
Net assets
 Beginning of period....     32,818,552      111,749,630   678,715,328   1,374,768,556
---------------------------------------------------------------------------------------
 End of period..........    $56,232,431   $1,048,524,629  $602,517,442  $1,805,079,909
---------------------------------------------------------------------------------------
Undistributed
 (overdistributed) net
 investment income......    $       924   $     (225,304) $   (631,290) $     (509,450)
---------------------------------------------------------------------------------------

(a) For the six months ended September 30, 1999.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                           Select Fixed Income Funds
                      Statements of Changes in Net Assets
                         Year Ended September 30, 1999

                          Intermediate   International   Limited     Total Return
                              Bond           Bond        Duration        Bond
                              Fund           Fund          Fund          Fund
----------------------------------------------------------------------------------
Operations
 Net investment income..  $  33,672,831   $ 1,997,899  $  8,117,604  $  9,510,660
 Net realized gains or
  losses on securities
  and foreign currency
  related transactions..     (3,177,212)    3,129,348       (98,199)   (3,793,155)
 Net change in
  unrealized losses on
  securities and foreign
  currency related
  transactions..........    (52,389,950)   (3,192,115)   (2,114,578)   (6,893,620)
----------------------------------------------------------------------------------
 Net increase (decrease)
  in net assets
  resulting from
  operations............    (21,894,331)    1,935,132     5,904,827    (1,176,115)
----------------------------------------------------------------------------------
Distributions to
 shareholders from
 Net investment income
 Class I................    (33,430,318)   (1,906,784)   (8,066,740)   (9,139,842)
 Class IS...............       (236,269)       (5,278)      (43,790)     (389,292)
 Net realized gains
 Class I................     (9,895,453)            0      (125,867)            0
 Class IS...............        (67,252)            0        (1,052)            0
----------------------------------------------------------------------------------
 Total distributions to
  shareholders..........    (43,629,292)   (1,912,062)   (8,237,449)   (9,529,134)
----------------------------------------------------------------------------------
Capital share
 transactions
 Proceeds from shares
  sold..................     81,766,341    14,680,094    65,588,737    20,634,659
 Net asset value of
  shares issued in
  reinvestment of
  distributions.........      8,732,727     1,496,453     2,540,973     6,980,846
 Payment for shares
  redeemed..............   (106,674,508)   (7,438,959)  (65,752,963)   (2,278,793)
 Net asset value of
  share issued in
  acquisition of:
 Common Trust Funds.....     40,425,308             0   242,317,183             0
----------------------------------------------------------------------------------
 Net increase in net
  assets resulting from
  capital share
  transactions..........     24,249,868     8,737,588   244,693,930    25,336,712
----------------------------------------------------------------------------------
  Total increase
   (decrease) in net
   assets...............    (41,273,755)    8,760,658   242,361,308    14,631,463
Net assets
 Beginning of period....    751,609,852    46,736,061    71,424,432   136,022,056
----------------------------------------------------------------------------------
 End of period..........  $ 710,336,097   $55,496,719  $313,785,740  $150,653,519
----------------------------------------------------------------------------------
Undistributed
 (overdistributed) net
 investment income......  $      12,256   $   324,141  $      5,793  $    (30,350)
----------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                           Select Fixed Income Funds
                      Statements of Changes in Net Assets
                        Period Ended September 30, 1998

                          Adjustable Rate  Core Bond    Fixed Income   Income Plus
                             Fund (a)       Fund (c)      Fund (b)       Fund (b)
-------------------------------------------------------------------------------------
Operations
 Net investment income..    $ 1,232,382   $  6,395,051  $ 26,565,434  $   62,767,885
 Net realized gains or
  losses on securities
  and foreign currency
  related transactions..        (78,229)     1,960,347      (496,271)     10,936,797
 Net change in
  unrealized gains or
  losses on securities
  and foreign currency
  related transactions..       (188,602)    (1,449,745)   18,257,417      34,820,095
-------------------------------------------------------------------------------------
 Net increase in net
  assets resulting from
  operations............        965,551      6,905,653    44,326,580     108,524,777
-------------------------------------------------------------------------------------
Distributions to
 shareholders from
 Net investment income
 Class I................       (887,998)    (6,248,934)  (26,373,150)    (62,598,276)
 Class IS...............       (344,384)      (154,241)     (192,964)       (169,001)
 Net realized gains
 Class I................              0     (2,212,023)            0               0
 Class IS...............              0        (55,284)            0               0
-------------------------------------------------------------------------------------
 Total distributions to
  shareholders..........     (1,232,382)    (8,670,482)  (26,566,114)    (62,767,277)
-------------------------------------------------------------------------------------
Capital share
 transactions
 Proceeds from shares
  sold..................     12,620,392     18,357,060   584,709,292   1,335,192,430
 Net asset value of
  shares issued in
  reinvestment of
  distributions.........        913,798      8,385,840     2,361,028       1,853,405
 Payment for shares
  redeemed..............    (16,749,211)   (12,547,141)  (98,155,046)   (170,985,567)
 Net asset value of
  shares issued in
  acquisition of:
 Investment Companies...              0              0   172,039,588     162,950,788
-------------------------------------------------------------------------------------
 Net increase (decrease)
  in net assets
  resulting from capital
  share transactions....     (3,215,021)    14,195,759   660,954,862   1,329,011,056
-------------------------------------------------------------------------------------
  Total increase
   (decrease) in net
   assets...............     (3,481,852)    12,430,930   678,715,328   1,374,768,556
Net assets
 Beginning of period....     36,300,404     99,318,700             0               0
-------------------------------------------------------------------------------------
 End of period..........    $32,818,552   $111,749,630  $678,715,328  $1,374,768,556
-------------------------------------------------------------------------------------
Undistributed
 (overdistributed) net
 investment income......    $     2,876   $          0  $   (288,591) $     (242,819)
-------------------------------------------------------------------------------------

(a) For the seven months ended September 30, 1998. The Fund changed its fiscal year end from the last day of February to September 30, effective September 30, 1998.
(b) For the period from November 24, 1997 (commencement of operations) to Sep-tember 30, 1998.
(c) For the year ended March 31, 1999. The above statement of changes in net assets is for the Tattersall Bond Fund, the accounting survivor in the June 4, 1999 merger with Select Core Bond Fund.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                           Select Fixed Income Funds
                      Statements of Changes in Net Assets
                        Period Ended September 30, 1998

                          Intermediate  International                  Total Return
                              Bond          Bond      Limited Duration     Bond
                            Fund (a)      Fund (b)        Fund (a)       Fund (c)
------------------------------------------------------------------------------------
Operations
 Net investment income..  $ 29,283,024   $   490,222    $  3,080,248   $  3,611,355
 Net realized gains or
  losses on securities
  and foreign currency
  related transactions..     9,684,239      (588,730)        184,337     (1,717,936)
 Net change in
  unrealized gains on
  securities and foreign
  currency related
  transactions..........    16,064,710     1,578,308         616,411      1,397,862
------------------------------------------------------------------------------------
 Net increase in net
  assets resulting from
  operations............    55,031,973     1,479,800       3,880,996      3,291,281
------------------------------------------------------------------------------------
Distributions to
 shareholders from
 Net investment income
 Class I................   (29,222,895)     (638,833)     (3,073,999)    (3,611,031)
 Class IS...............       (60,129)       (1,692)         (6,249)          (324)
------------------------------------------------------------------------------------
 Total distributions to
  shareholders..........   (29,283,024)     (640,525)     (3,080,248)    (3,611,355)
------------------------------------------------------------------------------------
Capital share
 transactions
 Proceeds from shares
  sold..................   815,300,441     8,607,670      76,083,563    134,638,661
 Net asset value of
  shares issued in
  reinvestment of
  distributions.........       120,031       512,803       1,650,900      3,130,119
 Payment for shares
  redeemed..............   (89,559,569)     (144,292)    (40,029,773)    (1,426,650)
 Net asset value of
  shares issued in
  acquisition of
  Investment Companies..             0             0      32,918,994              0
------------------------------------------------------------------------------------
 Net increase in net
  assets resulting from
  capital share
  transactions..........   725,860,903     8,976,181      70,623,684    136,342,130
------------------------------------------------------------------------------------
  Total increase in net
   assets...............   751,609,852     9,815,456      71,424,432    136,022,056
Net assets
 Beginning of period....             0    36,920,605               0              0
------------------------------------------------------------------------------------
 End of period..........  $751,609,852   $46,736,061    $ 71,424,432   $136,022,056
------------------------------------------------------------------------------------
Undistributed
 (overdistributed) net
 investment income......  $     10,524   $  (103,870)   $      5,023   $      4,751
------------------------------------------------------------------------------------

(a) For the period from November 24, 1997 (commencement of operations) to Sep-tember 30, 1998.
(b) For the three months ended September 30, 1998. The Fund changed its fiscal year end from June 30 to September 30, effective September 30, 1998.
(c) For the period from April 20, 1998 (commencement of operations) to Septem-ber 30, 1998.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                           Select Fixed Income Funds
                      Statements of Changes in Net Assets
                           For the periods indicated

                                               Core Bond Fund
                          Adjustable Rate Fund   Year Ended   International Bond Fund
                               Year Ended        March 31,          Year Ended
                           February 28, 1998      1998 (a)         June 30, 1998
-------------------------------------------------------------------------------------
Operations
 Net investment income..      $  3,007,633      $ 5,273,886         $ 1,771,184
 Net realized gains or
  losses on securities
  and foreign currency
  related transactions..           297,743        1,826,210            (242,462)
 Net change in
  unrealized gains or
  losses on securities
  and foreign currency
  related transactions..           (69,974)       2,574,722              38,713
-------------------------------------------------------------------------------------
 Net increase in net
  assets resulting from
  operations............         3,235,402        9,674,818           1,567,435
-------------------------------------------------------------------------------------
Distributions to
 shareholders from
 Net investment income
 Class I................        (2,543,452)      (5,189,396)         (2,380,391)
 Class IS...............          (437,527)         (99,842)            (14,784)
-------------------------------------------------------------------------------------
 Total distributions to
  shareholders..........        (2,980,979)      (5,289,238)         (2,395,175)
-------------------------------------------------------------------------------------
Capital share
 transactions
 Proceeds from shares
  sold..................        17,099,051       19,913,441           1,569,153
 Net asset value of
  shares issued in
  reinvestment of
  distributions.........         2,868,485        5,149,079           2,047,650
 Payment for shares
  redeemed..............       (57,749,240)      (6,628,894)           (640,270)
-------------------------------------------------------------------------------------
 Net increase (decrease)
  in net assets
  resulting from capital
  share transactions....       (37,781,704)      18,433,626           2,976,533
-------------------------------------------------------------------------------------
  Total increase
   (decrease) in net
   assets...............       (37,527,281)      22,819,206           2,148,793
Net assets
 Beginning of period....        73,827,685       76,499,494          34,771,812
-------------------------------------------------------------------------------------
 End of period..........      $ 36,300,404      $99,318,700         $36,920,605
-------------------------------------------------------------------------------------
Undistributed
 (overdistributed) net
 investment income......      $    (10,097)               0                   0
-------------------------------------------------------------------------------------

(a) The Statement of Changes for the year ended March 31, 1998 is for the Tattersall Bond Fund, the accounting survivor in the June 4, 1999 merger with Select Core Bond Fund.

                  See Combined Notes to Financial Statements.

                     Combined Notes to Financial Statements

1. ORGANIZATION

The Evergreen Select Fixed Income Funds consist of Evergreen Select Adjustable Rate Fund ("Adjustable Rate Fund"), Evergreen Select Core Bond Fund ("Core Bond Fund"), Evergreen Select Fixed Income Fund ("Fixed Income Fund"), Evergreen Se-lect Income Plus Fund ("Income Plus Fund"), Evergreen Select Intermediate Term Municipal Bond Fund (formerly Evergreen Select Intermediate Tax Exempt Bond
Fund) ("Intermediate Bond Fund"), Evergreen Select International Bond Fund ("International Bond Fund"), Evergreen Select Limited Duration Fund ("Limited Duration Fund") and Evergreen Select Total Return Bond Fund ("Total Return Bond Fund"), (collectively, the "Funds"). Each Fund is a diversified series of Ever-green Select Fixed Income Trust (the "Trust"), a Delaware business trust orga-nized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act").

The Funds offer an Institutional Class of shares ("Class I") and an Institu-tional Service Class of shares ("Class IS"). Each Class of shares is sold with-out a front-end sales charge or contingent deferred sales charge. Class IS shares pay an ongoing service fee.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently fol-lowed by the Funds in the preparation of their financial statements. The poli-cies are in conformity with generally accepted accounting principles, which re-quire management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

A. Valuation of Securities
Corporate bonds, U.S. government obligations, mortgage and other asset-backed securities, municipal bonds and other fixed-income securities are valued at prices provided by an independent pricing service. In determining a price for normal institutional-size transactions, the pricing service uses methods based on market transactions for comparable securities and analysis of various rela-tionships between similar securities, which are generally recognized by insti-tutional traders. Securities for which valuations are not available from an in-dependent pricing service may be valued by brokers which use prices provided by market makers or estimates of market value obtained from yield data relating to investments or securities with similar characteristics. Otherwise, securities for which valuations are not readily available from an independent pricing service (including restricted securities) are valued at fair value as deter-mined in good faith according to procedures established by the Board of Trust-ees.

Securities traded on a national securities exchange or included on the Nasdaq National Market System ("NMS") and other securities traded in the over-the-counter market are valued at the last reported sales price on the exchange where primarily traded. Securities traded on an exchange or NMS for which there has been no sale and other securities traded in the over-the-counter market are valued at the mean between the last reported bid and asked price. Securities, for which market quotations are not readily available, including restricted se-curities, are valued at fair value as determined in good faith according to procedures approved by the Board of Trustees.

Mutual fund shares, held for short-term investments, are valued at the net as-set value of each mutual fund. Short-term investments with remaining maturities of 60 days or less are carried at amortized cost, which approximates market value.

B. Repurchase Agreements
Each Fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held in a segregated account by the custodian on the Fund's behalf. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty. Each Fund monitors the adequacy of the collat-eral daily and will require the seller to provide additional collateral in the event the market value of the securities pledged falls below the carrying value of the repurchase agreement, including accrued interest. Each Fund will only enter into repurchase agreements with banks and other financial institu-tions, which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees.

Pursuant to an exemptive order issued by the Securities and Exchange Commis-sion, the Adjustable Rate Fund, along with certain other funds managed by Ever-green Investment Management Company ("EIMC"), a subsidiary of First Union Na-tional Bank ("FUNB"), may transfer uninvested cash balances into a joint trad-ing account. These balances are invested in one or more repurchase agreements that are fully collateralized by U.S. Treasury and/or federal agency obliga-tions.

C. Reverse Repurchase Agreements
To obtain short-term financing, the Funds may enter into reverse repurchase agreements with qualified third-party broker-dealers. Interest on the value of reverse repurchase agreements is based upon competitive market rates at the time of issuance. At the time the Fund enters into a reverse repurchase agree-ment, it will establish and maintain a segregated account with the custodian containing qualifying assets having a value not less than the repurchase price, including accrued interest. If the counterparty to the transaction is rendered insolvent, the ultimate realization of the securities to be repurchased by the Fund may be delayed or limited.

D. Foreign Currency
The books and records of the Funds are maintained in United States (U.S.) dol-lars. Foreign currency amounts are translated into U.S. dollars as follows: market value of investments, other assets and liabilities at the daily rate of exchange; purchases and sales of investments and income and expenses at the rate of exchange prevailing on the respective dates of such transactions. Net unrealized foreign exchange gain (loss) resulting from changes in foreign cur-rency exchange rates is a component of net unrealized gains or losses on secu-rities and foreign currency related transactions. Net realized foreign currency gain or loss on foreign currency related transactions includes foreign currency gains and losses between trade date and settlement date on investment securi-ties transactions, foreign currency related transactions and the difference be-tween the amounts of interest and dividends recorded on the books of the Fund and the amount actually received. The portion of foreign currency gains or losses related to fluctuations in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain or loss on securities.

E. Forward Foreign Currency Exchange Contracts
The Funds may enter into forward foreign currency exchange contracts ("forward contracts") to settle portfolio purchases and sales of securities denominated in a foreign currency and to hedge certain foreign currency assets or liabili-ties. Forward contracts are recorded at the forward rate and marked-to-market daily. Realized gains and losses arising from such transactions are included in net realized gain or loss on foreign currency related transactions. The Fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract and is subject to the credit risk that the other party will not fulfill their obligations under the contract. Forward con-tracts involve elements of market risk in excess of the amount reflected in the statement of assets and liabilities.

F. When-issued and Delayed Delivery Transactions
The Funds record when-issued or delayed delivery transactions on the trade date and will segregate with the custodian qualifying assets having a value suffi-cient to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

G. Securities Lending
In order to generate income and to offset expenses, the Funds may lend portfo-lio securities to brokers, dealers and other financial organizations. A Fund's investment adviser will monitor the creditworthiness of such borrowers. Loans of securities may not exceed 33 1/3% of a Fund's total assets and will be col-lateralized by cash, letters of credit or U.S. Government securities that are maintained at all times in an amount equal to at least

100% of the current market value of the loaned securities, including accrued interest. The Fund monitors the adequacy of the collateral daily and will re-quire the borrower to provide additional collateral in the event the value of the collateral falls below 100% of the market value of the securities on loan. While such securities are on loan, the borrower will pay a Fund any income ac-cruing thereon, and the Fund may invest any cash collateral received in portfo-lio securities, thereby increasing its return. A Fund will have the right to call any such loan and obtain the securities loaned at any time on five days' notice. Any gain or loss in the market price of the loaned securities, which occurs during the term of the loan, would affect a Fund and its investors. A Fund may pay fees in connection with such loans.

H. Dollar Rolls Transactions
The Funds may engage in dollar roll transactions with respect to mortgage-backed securities issued by GNMA, FNMA and FHLMC. In a dollar roll transaction, a Fund sells a mortgage-backed security to a financial institution, such as a bank or broker/dealer and simultaneously agrees to repurchase a substantially similar (i.e. same type, coupon and maturity) security from the institution at a later date at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories.

I. Security Transactions and Investment Income
Securities transactions are accounted for no later than one business day after the trade date. Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Foreign income and capital gains re-alized on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

J. Federal Taxes
The Funds have qualified and intend to continue to qualify as regulated invest-ment companies under the Internal Revenue Code of 1986, as amended (the "Code"). Thus, the Funds will not incur any federal income tax liability since they are expected to distribute all of their net investment company taxable in-come, net tax-exempt income and net capital gains, if any, to their sharehold-ers. The Funds also intend to avoid any excise tax liability by making the re-quired distributions under the Code. Accordingly, no provision for federal taxes is required. To the extent that realized capital gains can be offset by capital loss carryforwards, it is each Fund's policy not to distribute such gains.

K. Distributions
Distributions from net investment income for each Fund, except International Bond Fund, are declared daily and paid monthly. Distributions from net invest-ment income for the International Bond Fund are declared and paid quarterly. Distributions from net realized capital gains, if any, are paid at least annu-ally. Distributions to shareholders are recorded at the close of business on the ex-dividend date.

Income and capital gains distributions to shareholders are determined in accor-dance with income tax regulations, which may differ from generally accepted ac-counting principles. The significant differences between financial statement amounts available for distributions and distributions made in accordance with income tax regulations are primarily due to differing treatment for mortgage paydown gains or losses, net realized foreign currency gains or losses and cer-tain realized loss on securities that have been subsequently repurchased.

L. Class Allocations
Income, expenses (other than class specific expenses) and realized and unrealized gains and losses are prorated among the classes based on the rela-tive net assets of each class. Currently, class specific expenses are limited to expenses incurred under the Distribution Plans for Class IS.

M. Organization Expenses
Organization expenses for International Bond Fund are amortized to operations over a five year period on a straight-line basis. In the event any of the ini-tial shares of the Fund are redeemed by any holder during the five-year amorti-zation period, redemption proceeds will be reduced by any unamortized organiza-tion ex-penses in the same proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of the redemp-tion. Organization expenses for International Bond Fund have been fully amor-tized as of September 30, 1999.

3. INVESTMENT ADVISORY AGREEMENT AND OTHER AFFILIATED TRANSACTIONS

EIMC is the investment advisor for Adjustable Rate Fund. In return for provid-ing investment advisory and administrative services to the Fund, the Fund pays EIMC an advisory fee that is calculated daily and paid monthly. The advisory fee is computed at an annual rate of 0.30% of the average daily net assets of the Fund for the year ended September 30, 1999.

Effective June 4, 1999, Tattersall Advisory Group ("TAG"), a subsidiary of FUNB, became the investment advisor of Core Bond Fund. In return for its serv-ices, the Fund pays TAG an advisory fee that is calculated daily and paid monthly at an annual rate of 0.40% of the Fund's average daily net assets. Prior to June 4, 1999, FUNB was the investment advisor to the Fund and earned the same investment advisory fee. For the six months ended September 30, 1999, TAG, and FUNB voluntarily waived $318,098 of their advisory fee, representing 0.09% (annualized) of the Funds average daily net assets. For the year ended March 31, 1999, TAG voluntarily waived $23,693 of their advisory fee, repre-senting 0.04% of the Funds average daily net assets.

FUNB, a subsidiary of First Union, serves as the investment advisor to Fixed Income Fund, Income Plus Fund, Intermediate Bond Fund, Limited Duration Fund and Total Return Bond Fund. In return for providing investment advisory serv-ices to the Funds, each Fund pays FUNB an advisory fee that is calculated daily and paid monthly based on the following percentages of each Fund's average daily net assets:

                                                                 Annual
                                                              Advisory Fee
                                                              ------------
         Fixed Income Fund...................................    0.50%
         Income Plus Fund....................................    0.50%
         Intermediate Bond Fund..............................    0.60%
         Limited Duration Fund...............................    0.30%
         Total Return Bond Fund..............................    0.40%

First International Advisors, Ltd. ("First International"), a subsidiary of First Union Corporation ("First Union"), is the investment advisor for the In-ternational Bond Fund. First International is paid an advisory fee that is cal-culated daily and paid monthly. The advisory fee is computed at an annual rate of 0.60% of the average daily net assets of the Fund.

During the year ended September 30, 1999, the amount of investment advisory fees waived by each investment advisor and the impact on each Fund's expense ratio represented as a percentage of its average net assets were as follows:

                                                 Fees      % of Average
                                                Waived   daily net assets
                                                ------------------------
         Adjustable Rate Fund................ $   64,702       .18%
         Fixed Income Fund...................    620,625       .10%
         Income Plus Fund....................  1,453,694       .10%
         Intermediate Bond Fund..............    733,117       .10%
         International Bond Fund.............    122,058       .26%
         Limited Duration Fund...............    274,975       .20%
         Total Return Bond Fund..............     53,477       .04%

First International and EIMC serve as sub-investment advisors to the Total Re-turn Bond Fund. These services are being provided at no additional cost to the Fund. FUNB is responsible for the supervision and payment of fees to First In-ternational and EIMC.

Evergreen Investment Services ("EIS"), a subsidiary of First Union, serves as the administrator and The BISYS Group, Inc. ("BISYS") serves as the sub-admin-istrator to the Funds. As administrator, EIS provides the Funds with facili-ties, equipment and personnel. As sub-administrator to the Funds, BISYS pro-vides the officers of the Funds. Officers of the Funds and affiliated Trustees receive no compensation directly from the Funds.

The administrator and sub-administrator for each Fund, other than Adjustable Rate Fund, are entitled to an annual fee based on the average daily net assets of the funds administered by EIS for which First Union or its investment advisory subsidiaries are also the investment advisors. The ad-ministration fee is calculated by applying percentage rates, which start at 0.05% and decline to 0.01% per annum as net assets increase, to the average daily net assets of each Fund. The sub-administration fee is calculated by ap-plying percentage rates, which start at 0.01% and decline to 0.004% per annum as net assets increase, to the average daily net assets of each Fund.

During the year ended September 30, 1999, the Funds, other than Adjustable Rate Fund, paid or accrued the following amounts for administrative and sub-adminis-trative services:

                                        Administration Sub-administration
                                             Fee              Fee
                                            -----------------------------
         Core Bond Fund................    $ 82,328         $     0
         Fixed Income Fund.............     122,160          31,922
         Income Plus Fund..............     285,349          74,437
         Intermediate Bond Fund........     145,164          37,686
         International Bond Fund.......       9,459           2,458
         Limited Duration Fund.........      26,289           6,996
         Total Return Bond Fund........      28,473           7,451

During the year ended September 30, 1999, the Adjustable Rate Fund reimbursed EIMC $4,875 for providing certain administration and accounting expenses.

Evergreen Service Company ("ESC"), an indirectly, wholly owned subsidiary of First Union, serves as the transfer and dividend disbursing agent for the Funds.

4. DISTRIBUTION PLANS

Evergreen Distributor, Inc. ("EDI"), a wholly owned subsidiary of BISYS, serves as principal underwriter to the Funds.

Each Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for Class IS shares. Distribution plans permit a Fund to compensate its principal underwriter for costs related to selling shares of the Fund and for various other services. These costs, which consist primarily of commissions and service fees to broker-dealers who sell shares of the Fund, are paid by the Fund through "Distribution Plan expenses". Class IS currently pays a service fee equal to 0.25% of the average daily net assets of the class. Distribution Plan expenses are calculated daily and paid at least quarterly.

Each of the Distribution Plans may be terminated at any time by vote of the In-dependent Trustees or by vote of a majority of the outstanding voting shares of the respective class.

5. ACQUISITIONS

On June 25, 1999 several of the Funds acquired the net assets of various common trust funds managed by FUNB. These acquisitions were accomplished through tax-able or tax-free exchanges of Class I shares of each Fund. The value of total shares issued, net assets acquired and unrealized appreciation (depreciation) of each Fund were as follows:

                                                                  Total       Total       Unrealized
                                                                 Shares     Net Assets   Appreciation
  Acquiring Fund              Common Trust Fund Acquired         Issued      Acquired   (Depreciation)
------------------------------------------------------------------------------------------------------
Core Bond Fund          CoreFund Charitable Fixed Income Trust  10,632,584 $106,874,434  $ (2,608,935)
                        CoreFund Bond Fund                      20,219,688  203,240,383            --
                        Signet Premium Income Fund                 210,985    2,120,717       (32,764)
                                                               ----------- ------------  ------------
                                                                31,063,257  312,235,534    (2,641,699)
Income Plus Fund        CoreFund Fixed Income Fund              45,904,652  248,651,717    (5,968,898)
                        CoreFund Bond Trust                     66,765,388  361,649,581    (6,978,079)
                                                               ----------- ------------  ------------
                                                               112,670,040  610,301,298   (12,946,977)
Intermediate Bond Fund  CoreFund Delaware Municipal Bond Fund      644,587   40,425,308       304,901
                                                               ----------- ------------  ------------
Limited Duration Fund   CoreFund Intermediate Bond Trust        10,728,927  109,605,697      (334,385)
                        CoreFund Intermediate Fund               4,178,636   42,688,717       (21,833)
                        CoreFund Intermediate Bond Fund          8,812,023   90,022,769            --
                                                               ----------- ------------  ------------
                                                                23,719,586  242,317,183      (356,218)

On June 4, 1999, Core Bond Fund acquired all of the net assets and certain lia-bilities of the Tattersall Bond Fund ("Tattersall") an open-end, management in-vestment company registered under the 1940 Act, through a tax-free exchange of Class I and Class IS shares. The acquired net assets consisted primarily of portfolio securities with unrealized depreciation of $1,251,269. The aggregate net assets of Tattersall and Core Bond Fund immediately before the acquisition were $109,122,148 and $592,389,300, respectively. The aggregate net assets of Core Bond Fund after the acquisition were $701,511,448. Since TAG was expected to be the investment adviser to Core Bond Fund, after the acquisition, and that Core Bond Fund would be managed in accordance with Tattersall's investment ob-jective and policies, it was determined that Tattersall was the accounting and performance survivor of this reorganization and as such its basis of accounting for assets and liabilities and its operating results for prior periods are car-ried forward. Tattersall changed its fiscal year from March 31 to September 30, effective September 30, 1999.

On July 27, 1998, Fixed Income Fund acquired substantially all the assets and assumed certain liabilities of CoreFund Short Intermediate Fund in exchange for Class I and Class IS shares of Fixed Income Fund.

On July 27, 1998, Income Plus Fund acquired substantially all the assets and assumed certain liabilities of CoreFund Bond Fund in exchange for Class I and Class IS shares of Income Plus Fund.

On July 27, 1998, Limited Duration Fund acquired substantially all the assets and assumed certain liabilities of CoreFund Short Term Income Fund, in an ex-change for Class I and Class IS shares of Limited Duration Fund.

These acquisitions were accomplished by a tax-free exchange of the respective shares of each Fund. The value of net assets acquired, number of shares issued, unrealized appreciation acquired and the aggregate net assets of each Fund im-mediately after the acquisition were as follows:

                                                                                                            Net Assets
                                                                Value of Net     Number of    Unrealized      After
 Acquiring Fund                      Acquired Fund             Assets Acquired Shares Issued Appreciation  Acquisition
------------------------------------------------------------------------------------------------------------------------
Fixed Income Fund....... CoreFund Short Intermediate Bond Fund  $172,039,588    28,782,616    $1,206,249  $  672,078,330
Income Plus Fund........ CoreFund Bond Fund                     $162,950,788    28,298,931    $3,357,731  $1,341,154,434
Limited Duration Fund... CoreFund Short Term Income Fund        $ 32,918,994     3,162,720    $   82,968  $   86,669,648

Effective on the close of business August 28, 1998, the International Bond Fund acquired all of the assets and certain liabilities of the CoreFund Global Bond Fund (the "CoreFund") through a tax-free exchange of shares. Shareholders of Class A and Class Y shares of the CoreFund became owners of that number of full and fractional shares of Class IS and Class I, respectively, of the Interna-tional Bond Fund having an aggregate net asset value equal to the aggregate net asset value of their shares of the CoreFund immediately prior to the close of business on August 28, 1998. The financial statements of the International Bond Fund reflect the historical financial results of the CoreFund prior to the re-organization. Additionally, the fiscal year end of the CoreFund for financial reporting and tax purposes was changed to coincide with that of the Trust.

6. CAPITAL SHARE TRANSACTIONS

The Funds have an unlimited number of shares of beneficial interest with $0.001 par value authorized. Shares of beneficial interest of the Funds are currently divided into Class I and Class IS. Transactions in shares of the Funds were as follows:

Adjustable Rate Fund

                                   Year Ended September 30,
                         ------------------------------------------------  Year Ended February 28,
                                 1999                   1998 (a)                    1998
                         ----------------------  ------------------------  ------------------------
                          Shares      Amount       Shares       Amount       Shares       Amount
----------------------------------------------------------------------------------------------------
Class I
Shares sold............. 1,602,911  $15,347,739     694,346  $  6,750,376     756,542  $  7,370,775
Shares issued in
 reinvestment of
 distributions..........   125,051    1,199,107      76,201       739,024     254,776     2,481,417
Shares redeemed.........  (354,414)  (3,423,816) (1,040,259)  (10,108,386) (5,579,904)  (54,382,797)
----------------------------------------------------------------------------------------------------
Net increase
 (decrease)............. 1,373,548   13,123,030    (269,712)   (2,618,986) (4,568,586)  (44,530,605)
----------------------------------------------------------------------------------------------------
Class IS
Shares sold............. 1,780,289   17,073,036     603,561     5,870,016     996,337     9,728,276
Shares issued in
 reinvestment of
 distributions..........    64,525      618,669      18,011       174,774      39,661       387,068
Shares redeemed.........  (728,144)  (6,988,448)   (683,194)   (6,640,825)   (344,863)   (3,366,443)
----------------------------------------------------------------------------------------------------
Net increase
 (decrease)............. 1,116,670   10,703,257     (61,622)     (596,035)    691,135     6,748,901
----------------------------------------------------------------------------------------------------
Net increase
 (decrease).............            $23,826,287              $ (3,215,021)             $(37,781,704)
----------------------------------------------------------------------------------------------------

(a)For the seven months ended September 30, 1998.

Core Bond Fund

                          Year Ended September                 Year Ended March 31,
                                   30,             ------------------------------------------------
                                1999 (b)                  1999 (c)                 1998 (c)
                         ------------------------  ------------------------  ----------------------
                           Shares       Amount       Shares       Amount      Shares      Amount
----------------------------------------------------------------------------------------------------
Class I
Shares sold.............  7,983,350  $ 81,433,457   1,686,530  $ 17,978,857  1,486,107  $15,597,164
Shares issued in
 reinvestment of
 distributions..........    378,980     3,856,401     768,493     8,176,315    485,057    5,049,237
Shares redeemed......... (4,611,016)  (46,750,534) (1,092,498)  (11,649,216)  (499,442)  (5,227,155)
Shares issued in
 acquisition of:
 Common Trust Funds .... 31,063,256   312,235,534           0             0          0            0
 Investment Companies... 58,366,376   590,194,768           0             0          0            0
----------------------------------------------------------------------------------------------------
Net increase
 (decrease)............. 93,180,946   940,969,626   1,362,525    14,505,956  1,471,722   15,419,246
----------------------------------------------------------------------------------------------------
Class IS
Shares sold.............    223,070     2,244,316      35,245       378,203    413,428    4,316,277
Shares issued in
 reinvestment of
 distributions..........      7,336        74,882      19,694       209,525      9,483       99,842
Shares redeemed.........   (138,270)   (1,398,427)    (84,097)     (897,925)  (131,813)  (1,401,739)
Shares issued in
 acquisition of:
 Investment Companies...    222,949     2,194,532           0             0          0            0
----------------------------------------------------------------------------------------------------
Net increase
 (decrease).............    315,085     3,115,303     (29,158)     (310,197)   291,098    3,014,380
----------------------------------------------------------------------------------------------------
Net increase
 (decrease).............             $944,084,929              $ 14,195,759             $18,433,626
----------------------------------------------------------------------------------------------------

(b) For the six months ended September 30, 1999.
(c) The above capital share activity is that of Tattersall Bond Fund, the ac-counting survivor in the June 4, 1999 merger with Core Bond Fund. The num-ber of shares for each transaction type have been restated to give effect for this transaction.

Fixed Income Fund

                                      Year Ended September 30,
                         -----------------------------------------------------
                                   1999                      1998 (a)
                         --------------------------  -------------------------
                           Shares        Amount        Shares        Amount
-------------------------------------------------------------------------------
Class I
Shares sold.............  22,718,254  $ 134,684,835   96,306,245  $574,168,788
Shares issued in
 reinvestment of
 distributions..........   1,260,239      7,507,425      367,945     2,225,816
Shares redeemed......... (31,679,032)  (189,162,288) (15,780,546)  (94,528,967)
Shares issued in
 acquisition of
 Investment Companies...           0              0   28,361,801   169,524,345
-------------------------------------------------------------------------------
Net increase
 (decrease).............  (7,700,539)   (46,970,028) 109,255,445   651,389,982
-------------------------------------------------------------------------------
Class IS
Shares sold.............   2,187,052     13,034,740    1,763,400    10,540,504
Shares issued in
 reinvestment of
 distributions..........      63,140        375,144       22,476       135,212
Shares redeemed.........  (1,860,394)   (11,046,802)    (604,664)   (3,626,079)
Shares issued in
 acquisition of
 Investment Companies...           0              0      420,815     2,515,243
-------------------------------------------------------------------------------
Net increase............     389,798      2,363,082    1,602,027     9,564,880
-------------------------------------------------------------------------------
Net increase
 (decrease).............              $ (44,606,946)              $660,954,862
-------------------------------------------------------------------------------

Income Plus Fund

                                       Year Ended September 30,
                         -------------------------------------------------------
                                   1999                       1998 (b)
                         --------------------------  ---------------------------
                           Shares        Amount        Shares         Amount
---------------------------------------------------------------------------------
Class I
Shares sold.............  38,979,040  $ 218,566,129  231,167,025  $1,322,240,227
Shares issued in
 reinvestment of
 distributions..........   3,076,886     17,501,272      300,191       1,753,774
Shares redeemed......... (54,255,598)  (302,962,132) (28,469,435)   (163,795,977)
Shares issued in
 acquisition of:
 Common Trust Funds..... 112,670,040    610,301,298            0               0
 Investment Companies...           0              0   28,015,168     161,316,824
---------------------------------------------------------------------------------
Net increase............ 100,470,368    543,406,567  231,012,949   1,321,514,848
---------------------------------------------------------------------------------
Class IS
Shares sold.............   2,754,186     15,375,949    2,219,376      12,952,203
Shares issued in
 reinvestment of
 distributions..........      62,835        354,046       17,172          99,631
Shares redeemed.........  (2,080,768)   (11,635,002)  (1,248,097)     (7,189,590)
Shares issued in
 acquisition of
 Investment Companies...           0              0      283,763       1,633,964
---------------------------------------------------------------------------------
Net increase............     736,253      4,094,993    1,272,214       7,496,208
---------------------------------------------------------------------------------
Net increase............              $ 547,501,560               $1,329,011,056
---------------------------------------------------------------------------------

Intermediate Bond Fund

                                      Year Ended September 30,
                           --------------------------------------------------
                                    1999                    1998 (b)
                           ------------------------  ------------------------
                             Shares       Amount       Shares       Amount
------------------------------------------------------------------------------
Class I
Shares sold...............  1,116,432  $ 71,950,904  12,457,190  $808,447,293
Shares issued in
 reinvestment of
 distributions............    131,074     8,571,865       1,174        77,276
Shares redeemed........... (1,534,043)  (98,321,050) (1,328,980)  (87,315,146)
Shares issued in
 acquisition of Common
 Trust Funds..............    644,588    40,425,308           0             0
------------------------------------------------------------------------------
Net increase..............    358,051    22,627,027  11,129,384   721,209,423
------------------------------------------------------------------------------
Class IS
Shares sold...............    151,491     9,815,437     104,141     6,853,148
Shares issued in
 reinvestment of
 distributions............      2,481       160,862         647        42,755
Shares redeemed...........   (128,949)   (8,353,458)    (34,214)   (2,244,423)
------------------------------------------------------------------------------
Net increase..............     25,023     1,622,841      70,574     4,651,480
------------------------------------------------------------------------------
Net increase..............             $ 24,249,868              $725,860,903
------------------------------------------------------------------------------

(a) For the period from November 24, 1997 and March 9, 1998 (Commencement of Class Operations), respectively, for Class I and Class IS.
(b) For the period from November 24, 1997 and March 2, 1998 (Commencement of Class Operations), respectively, for Class I and Class IS.

International Bond Fund

                                Period Ended September 30,             Year Ended June
                         -------------------------------------------         30,
                                 1999                 1998 (C)               1998
                         ----------------------  -------------------  -------------------
                          Shares      Amount     Shares     Amount    Shares     Amount
------------------------------------------------------------------------------------------
Class I
Shares sold............. 1,537,729  $14,497,718  906,343  $8,607,462  157,657  $1,499,070
Shares issued in
 reinvestment of
 distributions..........   157,821    1,491,568   53,689     511,122  216,504   2,032,922
Shares redeemed.........  (781,161)  (7,361,053)  (7,356)    (70,319) (60,566)   (577,276)
------------------------------------------------------------------------------------------
Net increase............   914,389    8,628,233  952,676   9,048,265  313,595   2,954,716
------------------------------------------------------------------------------------------
Class IS
Shares sold.............    19,285      182,376       22         208    7,353      70,083
Shares issued in
 reinvestment of
 distributions..........       517        4,885      177       1,681    1,571      14,728
Shares redeemed.........    (8,315)     (77,906)  (7,900)    (73,973)  (6,711)    (62,994)
------------------------------------------------------------------------------------------
Net increase
 (decrease).............    11,487      109,355   (7,701)    (72,084)   2,213      21,817
------------------------------------------------------------------------------------------
Net increase............            $ 8,737,588           $8,976,181           $2,976,533
------------------------------------------------------------------------------------------

(CFor)the three months ended September 30, 1998.

Limited Duration Fund

                                       Year Ended September 30,
                            --------------------------------------------------
                                     1999                    1998 (a)
                            ------------------------  ------------------------
                              Shares       Amount       Shares       Amount
-------------------------------------------------------------------------------
Class I
Shares sold...............   6,242,085  $ 64,355,655   7,297,523  $ 76,033,178
Shares issued in
 reinvestment of
 distributions............     242,535     2,506,847     157,603     1,644,655
Shares redeemed...........  (6,370,003)  (65,521,557) (3,832,975)  (40,029,735)
Shares issued in
 acquisition of:
 Common Trust Funds.......  23,719,586   242,317,183           0             0
 Investment Companies.....           0             0   3,109,745    32,367,615
-------------------------------------------------------------------------------
Net increase..............  23,834,203   243,658,128   6,731,896    70,015,713
-------------------------------------------------------------------------------
Class IS
Shares sold...............     120,212     1,233,082       4,835        50,385
Shares issued in
 reinvestment of
 distributions............       3,301        34,126         596         6,245
Shares redeemed...........     (22,421)     (231,406)         (4)          (38)
Shares issued in
 acquisition of Investment
 Companies................           0             0      52,975       551,379
-------------------------------------------------------------------------------
Net increase..............     101,092     1,035,802      58,402       607,971
-------------------------------------------------------------------------------
Net increase..............              $244,693,930              $ 70,623,684
-------------------------------------------------------------------------------

Total Return Bond Fund

                                         Year Ended September 30,
                                ---------------------------------------------
                                       1999                  1998 (b)
                                --------------------  -----------------------
                                Shares     Amount      Shares       Amount
------------------------------------------------------------------------------
Class I
Shares sold.................... 142,731  $13,614,331  1,346,358  $134,570,252
Shares issued in reinvestment
 of distributions..............  69,113    6,624,642     31,423     3,130,119
Shares redeemed................ (16,673)  (1,589,530)   (13,905)   (1,381,981)
------------------------------------------------------------------------------
Net increase................... 195,171   18,649,443  1,363,876   136,318,390
------------------------------------------------------------------------------
Class IS
Shares sold....................  71,687    7,020,328        689        68,409
Shares issued in reinvestment
 of distributions..............   3,718      356,204          0             0
Shares redeemed................  (7,223)    (689,263)      (452)      (44,669)
------------------------------------------------------------------------------
Net increase...................  68,182    6,687,269        237        23,740
------------------------------------------------------------------------------
Net increase...................          $25,336,712             $136,342,130
------------------------------------------------------------------------------

(a) For the period from November 24, 1997 and July 28, 1998 (Commencement of Class Operations), respectively, for Class I and Class IS.
(b) For the period from April 20, 1998 and August 3, 1998 (Commencement of Class Operations), respectively, for Class I and Class IS.

7. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows for the year ended September 30, 1999:

                                   Cost of Purchases                  Proceeds from Sales
                          ----------------------------------- -----------------------------------
                          U.S. Government Non-U.S. Government U.S. Government Non-U.S. Government
                                 ----------------------------------------------------------------
Adjustable Rate Fund....  $   35,453,185     $          0     $    5,096,332     $          0
Core Bond Fund (1)......   1,293,091,277      523,325,041      1,158,622,067      191,049,007
Fixed Income Fund.......     294,751,656      120,422,920        272,348,781      113,076,452
Income Plus Fund........     957,337,338      597,526,861        591,035,849      390,947,208
Intermediate Bond Fund..               0      686,498,652                  0      684,533,413
International Bond
 Fund...................               0       82,348,371                  0       73,307,928
Limited Duration Fund...     183,032,998      240,738,255        154,894,794       46,090,277
Total Return Bond Fund..     114,311,915      106,988,781         93,462,285       99,458,707

-------
(1) For the six months ended September 30, 1999

The Fixed Income Fund loaned securities during the year ended September 30, 1999 to certain brokers who paid the Fund a negotiated lenders' fee. These fees are included in interest income. At September 30, 1999, the value of securities on loan and the value of collateral amounted to $146,685,998 and $151,906,686 respectively. During the year ended September 30, 1999, the Fixed Income Fund earned $812,210 in income from securities lending.

On September 30, 1999, the composition of unrealized appreciation and deprecia-tion on securities based on the aggregate cost of securities for federal income tax purposes were as follows:

                                            Gross        Gross      Net Unrealized
                                          Unrealized   Unrealized    Appreciation
                             Tax Cost    Appreciation Depreciation  (Depreciation)
                                          ----------------------------------------
Adjustable Rate Fund....  $   56,447,352 $    62,762  $   (384,231)  $   (321,469)
Core Bond Fund..........   1,088,015,717   3,590,713    (9,287,532)    (5,696,819)
Fixed Income Fund.......     807,067,519   3,405,430    (9,578,663)    (6,173,233)
Income Plus Fund........   1,754,816,259  20,630,190   (38,394,554)   (17,764,364)
Intermediate Bond Fund..     716,814,315   8,297,328   (15,551,796)    (7,254,468)
International Bond
 Fund...................      54,918,747     460,462    (2,069,858)    (1,609,396)
Limited Duration Fund...     313,533,153     284,177    (1,698,175)    (1,413,998)
Total Return Bond Fund..     154,428,077     474,750    (5,973,203)    (5,498,453)

As of September 30, 1999, the Funds had capital loss carryovers for federal in-come tax purposes as follows:

                          Capital Loss  Expiration
                           Carryover       2000       2001       2003      2006        2007
                                  --------------------------------------------------------------
Adjustable Rate Fund....  $  (634,495)  $(198,013)  $(280,866) $(43,378) $ (80,791) $   (31,447)
Core Bond Fund..........     (336,338)          0           0         0   (336,338)           0
Fixed Income Fund.......      (10,509)          0           0   (10,509)         0            0
International Bond
 Fund...................     (271,657)          0           0         0   (271,657)           0
Limited Duration Fund...         (975)          0           0         0          0         (975)
Total Return Bond Fund..   (3,056,179)          0           0         0          0   (3,056,179)

Core Bond Fund's capital loss carryforward was created as a result of the June 4, 1999 acquisition of substantially all of the assets and assumption of cer-tain liabilities of the Tattersall Bond Fund in exchange for Core Bond Fund shares. In accordance with income tax regulations, certain Core Bond Fund gains may not be used to offset this capital loss carryforward.

In addition to capital loss carryovers, net capital losses incurred after Octo-ber 31, 1998 through the end of the fiscal year may be deemed to have occurred on the first day of the following fiscal year for tax purposes. The Funds have incurred and have elected to defer such post-October losses as follows:

                                                                Amount
                                                        ----------
         Adjustable Rate Fund................................    (169,177)
         Core Bond Fund...................................... (17,066,325)
         Income Plus Fund....................................  (9,955,878)
         Intermediate Bond Fund..............................  (3,451,166)
         Limited Duration Fund...............................     (99,990)
         Total Return Bond Fund..............................  (2,484,982)

9. EXPENSE OFFSET ARRANGEMENTS

The Funds have entered into expense offset arrangements with ESC and their cus-todian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of each Fund's related expenses. The assets deposited with ESC and the custodian under these expense offset arrangements could have been invested in income-producing assets. The amount of fee credits received by each Fund and the impact on each Fund's expense ratio represented as a percent-age of its average net assets were as follows:

                                                    Total
                                                 Fee Credits % of Average
                                                  Received    Net Assets
                                                -----------------------
         Adjustable Rate Fund...................   $   419       .00%
         Core Bond Fund.........................   $38,585       .00%
         Fixed Income Fund......................   $31,897       .01%
         Income Plus Fund.......................   $75,249       .01%
         Intermediate Bond Fund.................   $42,834       .01%
         International Bond Fund................   $20,999       .04%
         Limited Duration Fund..................   $ 7,417       .01%
         Total Return Bond Fund.................   $ 7,694       .01%

10. DEFERRED TRUSTEES' FEES

Each Independent Trustee of each Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees' deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen Funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund's Trustees' fees and expenses. Trustees will be paid either in one lump sum or in quarterly install-ments for up to ten years at their election, not earlier than either the year in which the Trustee ceases to be a member of the Board of Trustees or January 1, 2000.

11. FINANCING AGREEMENTS

Certain Evergreen Funds and State Street Bank and Trust Company ("State Street") and a group of banks (collectively, the "Banks") entered into a fi-nancing agreement dated December 22, 1997, as amended on November 20, 1998. Un-der this agreement, the Banks provided an unsecured credit facility in the ag-gregate amount of $400 million ($275 million committed and $125 million uncom-mitted). The credit facility was allocated, under the terms of the financing agreement, among the Banks. The credit facility was accessed by the Funds for temporary or emergency purposes only and was subject to each Fund's borrowing restrictions. Borrowings under this facility bore interest at 0.50% per annum above the Federal Funds rate. A commitment fee of 0.065% per annum will be in-curred on the unused portion of the committed facility, which was allocated to all funds. For its assistance in arranging this financing agreement, the Capi-tal Market Group of First Union was paid a one-time arrangement fee of $27,500. State Street served as administrative agent for the Banks, and as administra-tive agent was entitled to a fee of $20,000 per annum which was allocated to all of the funds.

This agreement was amended and renewed on December 22, 1998. The amended fi-nancing agreement became effective on December 22, 1998 among all of the Ever-green Funds, State Street and The Bank of New York ("BONY"). Under this agree-ment, State Street and BONY provided an unsecured credit facility in the aggregate amount of $150 million ($125 million committed and $25 million uncom-mitted). The remaining terms and conditions of the agreement were unaffected. This agreement was terminated on July 27, 1999.

On July 27, 1999, all of the Evergreen Funds and a group of banks (the "Lend-ers") entered into credit agreement. Under this agreement, the Lenders provide an unsecured revolving credit commitment in the aggregate amount of $1.050 bil-lion. The credit facility is allocated, under the terms of the financing agree-ment, among the Lenders. The credit facility is accessed by the Funds for tem-porary or emergency purposes to fund the redemption of their shares or as gen-eral working capital as permitted by each Fund's borrowing restrictions. Borrowings under this facility bear interest at 0.75% per annum above the Fed-eral Funds rate (1.50% per annum above the Federal Funds rate during the period from and including December 1, 1999 through and including January 31, 2000). A commitment fee of 0.10% per annum is incurred on the average daily unused por-tion of the revolving credit commitment. The commitment fee is allocated to all funds. For its assistance in arranging this financing agreement, First Union Capital Markets Corp. was paid a one-time arrangement fee of $250,000. State Street serves as paying agent for the funds, and as paying agent is entitled to a fee of $20,000 per annum which is allocated to all of the funds.

During the year ended September 30, 1999, the Funds had no borrowings under these agreements.

12. CHANGE IN INDEPENDENT AUDITORS

Based on the recommendation of the Audit Committee of the funds, the Board of Trustees has determined not to retain PricewaterhouseCoopers LLP as the inde-pendent auditor of Core Bond Fund, Fixed Income Fund, Income Plus Fund, Inter-mediate Bond Fund, International Bond Fund, Limited Duration Fund and Total Re-turn Bond Fund and voted to appoint KPMG LLP for the fund's fiscal year ended September 30, 1999. During the previous fiscal year, PricewaterhouseCoopers LLP audit report contained no adverse opinion or disclaimer of opinion; nor were its reports qualified or modified as to uncertainty, audit scope, or accounting principle. Further in connection with its audit for the most recent fiscal year and through June 18, 1999, there were no disagreements between the funds and PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which if not re-solved to the satisfaction of PricewaterhouseCoopers LLP would have caused it to make reference to the disagreements in its report on the financial state-ments for such year.

                          Independent Auditors' Report

Board of Trustees and Shareholders
Evergreen Select Fixed Income Trust

We have audited the accompanying statements of assets and liabilities, includ-ing the schedules of investments of the Evergreen Select Adjustable Rate Fund, Evergreen Select Core Bond Fund, Evergreen Select Fixed Income Fund, Evergreen Select Income Plus Fund, Evergreen Select Intermediate Term Municipal Bond Fund (formally, Evergreen Select Intermediate Tax Exempt Bond Fund), Evergreen Se-lect International Bond Fund, Evergreen Select Limited Duration Fund, and Ever-green Select Total Return Bond Fund, portfolios of the Evergreen Select Fixed Income Trust, as of September 30, 1999, and the related statements of opera-tions, the statements of changes in net assets and financial highlights for each of the years or periods then ended. We also audited the statement of changes in net assets for Evergreen Select Adjustable Rate Fund for each of the years or periods in the two year period ended September 30, 1998, and financial highlights for each of the years or periods in the four year period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these fi-nancial statements and financial highlights based on our audits. For the Ever-green Select Core Bond Fund, Evergreen Select Fixed Income Fund, Evergreen Se-lect Income Plus Fund, Evergreen Select Intermediate Term Municipal Bond Fund, Evergreen Select International Bond Fund, Evergreen Select Limited Duration Fund, and Evergreen Select Total Return Bond Fund, the statements of changes in net assets for the year or period ended September 30, 1998, and prior, and the financial highlights for each of the years or periods ended September 30, 1998 and prior, were audited by other auditors whose report dated November 23, 1998 and April 30, 1999 expressed an unqualified opinion on those financial state-ments and financial highlights.

We conducted our audits in accordance with generally accepted auditing stan-dards. Those standards require that we plan and perform our audits to obtain reasonable assurance about whether the financial statements and financial high-lights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of Sep-tember 30, 1999 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement pre-sentation. We believe that our audits provide a reasonable basis for our opin-ion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the portfolios of the Evergreen Select Fixed Income Trust as of September 30, 1999, the results of their operations, changes in their net assets and financial highlights for each of the years or periods described above in conformity with generally accepted accounting principles.

                                   /s/ KPMG LLP

Boston, Massachusetts
November 5, 1999

                       Additional Information (Unaudited)

FEDERAL TAX STATUS OF DIVIDENDS

Pursuant to section 852 of the Internal Revenue Code, the Funds have designated the following amounts as long-term 20% capital gains for the fiscal year ended September 30, 1999:

                                                     Aggregate  Per Share
                                                     --------------------
         Core Bond Fund............................. 10,796,853   0.193
         Income Plus Fund........................... 10,151,945   0.044
         Intermediate Bond Fund.....................  8,238,041   0.739
         Limited Duration Fund......................     51,965   0.007

For the fiscal year ended September 30, 1999, the percentage representing the portion of dividends exempt from federal income taxes, other than alternative minimum tax for Intermediate Bond Fund is 99.85%.

YEAR 2000

Like other investment companies, the Funds could be adversely affected if the computer systems used by the Funds' investment advisors and the Funds' other service providers are not able to perform their intended functions effectively after 1999 because of the inability of computer software to distinguish the year 2000 from the year 1900. The Funds' investment advisors are taking steps to address this potential year 2000 problem with respect to the computer sys-tems that they use and to obtain satisfactory assurances that comparable steps are being taken by the Funds' other major service providers. At this time, how-ever, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Funds from this problem.

Evergreen Select Funds*


Money Market
Money Market Fund
Treasury Money Market Fund
100% Treasury Money Market Fund
Municipal Money Market Fund
U.S. Government Money Market Fund

Municipal Fixed
Income
Intermediate Term Municipal Bond Fund

Taxable Fixed
Income
International Bond Fund
Total Return Bond Fund
Income Plus Fund
Core Bond Fund
Fixed Income Fund
Fixed Income II
Adjustable Rate Fund
Limited Duration Fund

Growth and Income/
Balanced
Balanced Fund

Growth
Special Equity Fund
Small Cap Growth Fund
Small Company Value Fund
Strategic Growth Fund
Core Equity Fund
Equity Index Fund
Large Cap Blend Fund
Strategic Value Fund
Diversified Value Fund
Social Principles
Secular Growth Fund



* Minimum investment in an Evergreen
Select Fund is $1,000,000.



28575                                                  543698          11/99






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